UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2005 – January 31, 2006

Item 1:	Reports to Shareholders

Vanguard® U.S. Government Bond Funds

 > Annual Report

January 31, 2006

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

> For the fiscal year ended January 31, 2006, the Vanguard U.S. Government Bond Funds captured the returns of their market segments in an unusual rate environment.

> Four of the six funds outperformed their peer-group averages. The Intermediate-Term Treasury and Long-Term Treasury Funds trailed the average returns for their competitors, which include a number of funds that follow somewhat different strategies.

> The funds’ yields ended the period higher than they started.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Reports	8,11
Short-Term Treasury Fund	12
Short-Term Federal Fund	25
Inflation-Protected Securities Fund	39
Intermediate-Term Treasury Fund	52
GNMA Fund	64
Long-Term Treasury Fund	75
About Your Fund's Expenses	88
Glossary	91

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund's Total Returns Fiscal Year Ended January 31, 2006
Total Return
Vanguard Short-Term Treasury Fund
Investor Shares	1.9%
Admiral™ Shares[1]	2.0
Lehman 1-5 Year Treasury Index	1.5
Average Short Treasury Fund[2]	1.6
Vanguard Short-Term Federal Fund
Investor Shares	2.0%
Admiral Shares	2.1
Lehman 1-5 Year Government Index	1.6
Average 1-5 Year Government Fund[2]	1.3
Vanguard Inflation-Protected Securities Fund
Investor Shares	2.8%
Admiral Shares[3]	1.0
Institutional Shares[4]	2.8
Lehman Treasury Inflation Notes Index	2.8
Average Treasury Inflation Protected Securities Fund[2]	2.0
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.4%
Admiral Shares	1.6
Lehman 5-10 Year Treasury Index	1.1
Average General Treasury Fund[2]	3.2
Vanguard GNMA Fund
Investor Shares	2.9%
Admiral Shares	3.0
Lehman GNMA Index	3.0
Average GNMA Fund[2]	2.0
Vanguard Long-Term Treasury Fund
Investor Shares	3.0%
Admiral Shares	3.1
Lehman Long Treasury Index	2.9
Average General Treasury Fund[2]	3.2

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.
3 Return since inception on June 10, 2005.
4 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

1

Chairman’s Letter

Dear Shareholder,

Short-term interest rates rose sharply for a second straight year, while long-term rates increased modestly. These rate dynamics put pressure on bond prices, restraining total returns (change in share price plus reinvested income) for the Vanguard U.S. Government Bond Funds’ 2006 fiscal year.

Returns ranged from a low of 1.4% for the Intermediate-Term Treasury Fund’s Investor Shares to a high of 3.1% for the Long-Term Treasury Fund’s Admiral Shares. All the funds produced returns consistent with their market segments, and four of the six funds outperformed their peer-group averages. The table on page 1 presents the total returns of the funds and their comparative standards.

The funds’ yields followed market interest rates upward, with the greatest increase at the short end of the maturity spectrum. The yield of the Short-Term Treasury Fund increased by 1.29 percentage points to 4.22%; that of the Long-Term Treasury Fund rose a barely perceptible 0.02 percentage point to 4.45%. (Yields are for the Investor Shares). The funds’ starting and ending 30-day SEC yields, as well as their income and capital returns for the 12-month period, appear in the table on page 4.

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term

2

interest rates to 4.50% by the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months. Rate increases were sharpest—and the attendant price declines most pronounced—among short-term bonds, which generated weak total returns. Longer-term bonds held up better, as rate increases—and price declines—were more modest.

U.S. stock prices climbed; economic signals were mixed

During the 12 months ended January 31, 2006, U.S. stocks produced strong returns. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns.

International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note. Robust profit growth and steady job creation sounded an optimistic counterpoint.

The yield curve’s unusual path made for a challenging period

In a typical rate-tightening cycle, investors push longer-term interest rates upward as the Federal Reserve raises its target for short-term rates. These actions preserve

Market Barometer
Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%
Lehman Municipal Bond Index	2.8	4.6	5.4
Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2
Stocks
Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%
Russell 2000 Index (Small-caps)	18.9	26.9	9.0
Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1
MSCI All Country World Index ex USA (International)	27.5	30.6	7.8
CPI
Consumer Price Index	4.0%	3.0%	2.5%

3

the positive slope of the interest-rate yield curve, which is consistent with the expectation that it’s riskier to make a long-term loan than a short-term loan, and that investors should be compensated for this added risk.

In the current cycle, however, there has been little change in long-term rates, resulting in a pronounced flattening of the yield curve as short-term rates continued to climb. By the fiscal year-end, in fact, rates on some intermediate-term issues exceeded those of longer-term maturities. In this unusual rate environment, the U.S. Government Bond Funds’ advisors have succeeded in capturing or exceeding the returns of their market segments.

The Short-Term Treasury and Short-Term Federal Funds’ Investor Shares returned 1.9% and 2.0%, respectively, as their income returns more than compensated for declines in their share prices.

The Inflation-Protected Securities Fund performed well relative to Treasuries because of a higher-than-expected increase in inflation. The boost came largely from the impact of rising energy prices. The fund’s 5.5% income return was the highest among the six U.S. Government Bond Funds. Its share price declined modestly in line with interest rate trends, resulting in a 12-month total return of 2.8%.

Yields and Returns
SEC 30-Day Yields on January 31,	Components of Total Returns: Fiscal Year Ended January 31, 2006
Bond Fund (Investor Shares)	2005	2006	Capital	Income	Total
Short-Term Treasury	2.93%	4.22%	-1.3%	3.2%	1.9%
Short-Term Federal	3.32	4.41	-1.3	3.3	2.0
Inflation-Protected Securities	1.32[1]	1.83[1]	-2.7	5.5	2.8
Intermediate-Term Treasury	3.71	4.33	-3.1	4.5	1.4
GNMA	4.43	4.83	-1.8	4.7	2.9
Long-Term Treasury	4.43	4.45	-1.9	4.9	3.0

1	Yields of inflation-protected securities tend to be lower than those of other bonds because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

4

The Intermediate-Term Treasury Fund outpaced its index but lagged the average return of its peer group, which includes funds that tend to invest in a broader range of maturities. The advisor, Vanguard Fixed Income Group, positioned the fund to take advantage of the flattening yield curve, focusing investments in the short- and long-term ends of the fund’s maturity spectrum.

The GNMA Fund’s return was in line with its index and nearly a percentage point ahead of the average return of its peer group. The mortgage sector performed well in a strong housing market; gains among government-backed mortgages were even more attractive. The fund’s 4.7% income return and –1.8% capital return produced a 12-month total return of 2.9%.

The performance of the Long-Term Treasury Fund was similar to that of the GNMA Fund—a combination of healthy income return and a modest share-price decline.

Total Returns
Ten Years Ended January 31, 2006[1]
Bond Fund (Investor Shares)	Average Annual Return	Final Value of a $10,000 Initial Investment
Short-Term Treasury	4.9%	$16,081
Lehman 1-5 Year Treasury Index	5.0	16,252
Average Short Treasury Fund	4.2	15,054
Short-Term Federal	5.0%	$16,301
Lehman 1-5 Year Government Index	5.1	16,397
Average 1-5 Year Government Fund	4.3	15,205
Inflation-Protected Securities	8.8%	$15,987
Lehman Treasury Inflation Notes Index	8.9	16,138
Average Treasury Inflation Protected Securities	8.5	15,798
Intermediate-Term Treasury	5.9%	$17,783
Lehman 5-10 Year Treasury Index	6.0	17,887
Average General Treasury Fund	5.7	17,336
GNMA	6.0%	$17,981
Lehman GNMA Index	6.2	18,171
Average GNMA Fund	5.2	16,575
Long-Term Treasury	7.0%	$19,675
Lehman Long Treasury Index	7.3	20,149
Average General Treasury Fund	5.7	17,336

1 For the Inflation-Protected Securities Fund, returns are since the fund's inception on June 29, 2000.

5

The funds have outperformed peer averages over time

Without exception, Vanguard’s U.S. Government Bond Funds have exceeded the average returns of their peer groups over the past decade. The funds also have captured most of the returns produced by their benchmark indexes, which are hypothetical constructs that incur no operating or trading costs. These feats are a tribute to the talents of Wellington Management Company, LLP, which manages the GNMA Fund, and of Vanguard Fixed Income Group, which oversees the five other funds. The strong performance also reflects Vanguard’s low investment costs, which permit our shareholders to retain a larger share of their investment gains. (For a cost comparison, see the first table on page 7.)

The table on page 5 displays the annualized returns of each fund’s Investor Shares and its comparative standards during the past ten years (or since the fund’s inception), as well as the growth of a hypothetical $10,000 investment in each.

Diversification and balance can help you stay on an even keel

Investors can be frustrated by the seeming complexity and unpredictability of the stock and bond markets, since these markets don’t always move the way we expect them to. Because no one is able to foretell the future with any accuracy, investors are left to ponder what their next move should be amid the flurry of daily market headlines seeking to gain their attention.

At Vanguard, we encourage investors to tune out the market noise and remain focused on their objective—whether it is investing for retirement, college savings, or some other goal. If you hold a well-thought-out portfolio of stocks, bonds, and cash investments that is diversified appropriately for your goals and circumstances, you should be comfortable staying the course through good and bad markets. Vanguard U.S. Government Bond Funds are a smart choice for those seeking high credit quality, low cost, and solid long-term performance.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 15, 2006

6

Expense Ratios:1
 Your fund compared with its peer group

Bond Fund	Investor Shares	Admiral Shares	Institutional Shares	Peer Group
Short-Term Treasury	0.26%	0.10%	—	0.56%
Short-Term Federal	0.20	0.10	—	0.99
Inflation-Protected Securities	0.20	0.11	0.08%	0.97
Intermediate-Term Treasury	0.26	0.10	—	0.58
GNMA	0.21	0.11	—	1.04
Long-Term Treasury	0.26	0.10	—	0.58

Your Fund's Performance at a Glance:
 January 31, 2005-January 31, 2006

Distributions Per Share
Bond Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Short-Term Treasury
Investor Shares	$10.45	$10.31	$0.331	$0.000
Admiral Shares	10.45	10.31	0.348	0.000
Short-Term Federal
Investor Shares	$10.39	$10.25	$0.340	$0.000
Admiral Shares	10.39	10.25	0.350	0.000
Inflation-Protected Securities
Investor Shares	$12.57	$12.18	$0.681	$0.052
Admiral Shares	25.00[2]	23.91	1.315	0.026
Institutional Shares	10.06	9.74	0.556	0.041
Intermediate-Term Treasury
Investor Shares	$11.28	$10.85	$0.509	$0.076
Admiral Shares	11.28	10.85	0.526	0.076
GNMA
Investor Shares	$10.48	$10.29	$0.483	$0.000
Admiral Shares	10.48	10.29	0.492	0.000
Long-Term Treasury
Investor Shares	$11.76	$11.40	$0.563	$0.142
Admiral Shares	11.76	11.40	0.581	0.142

1	Fund expense ratios reflect the fiscal year ended January 31, 2006. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Inflation-Protected Securities Fund, the Average Treasury Inflation Protected Securities Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.
2	Share price at inception on June 10,2005.

7

Advisor’s Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; the Inflation-Protected Securities Fund; and the Short-Term Federal Fund

During the fiscal year ended January 31, 2006, the Vanguard U.S. Government Bond Funds produced returns ranging from a low of 1.4% (Intermediate-Term Treasury Fund Investor Shares) to a high of 3.1% (Long-Term Treasury Fund Admiral Shares). The funds bettered or matched the returns of their benchmark indexes.

The investment environment

During the year, the U.S. economy enjoyed respectable growth. Output increased by 3.1% during calendar 2005. Surging energy prices produced a sharp rise in the Consumer Price Index, but the core inflation rate, which excludes food and energy, and the Federal Reserve’s preferred inflation gauge (the PCE, or Personal Consumption Expenditure, deflator) suggested that inflation remained under control.

Although the economic backdrop was unremarkable, the bond market’s interest rate dynamics made for a challenging investment environment. The Treasury yield curve flattened significantly over the fiscal year. The spread between the yields of 2- and 30-year Treasuries narrowed from 131 basis points (1.31 percentage point) at the start of the period to just 16 basis points at the close. This spread peaked at more than 350 basis points in 2003.

Signs of flattening were visible along the entire yield curve:

• The yield on 2-year Treasuries rose by 125 basis points to close the period at 4.52%, only 2 basis points above the federal funds target rate.

• Rates on 5-year Treasuries rose by 76 basis points to close at 4.45%—below the yield of the 2-year note.

• Yields of 10-year Treasuries rose only 39 basis points and finished the period even with the 2-years at 4.52%.

• The yields of 30-year bonds had the smallest increase, rising just 10 basis points to end the fiscal year at 4.68%.

The flattening suggests that the Federal Reserve is close to the end of its policy-tightening cycle. Further tightening—which we do expect—will invert the yield curve. Indeed, in early February the Treasury auctioned its first 30-year bond in over four years, and pent-up demand drove the new bond’s yield below that of the current 2-year Treasury.

Treasury inflation-protected securities (TIPS) outperformed their conventional counterparts during the calendar year because of a sharper-than-expected 3.4% increase in the Consumer Price Index. This acceleration in the inflation rate, driven largely by energy prices, was greater than the inflation expectations embedded in TIPS prices at the start of the period.

8

The management of the funds

In the Short- and Intermediate-Term Treasury Funds, we maintained a “flattening bias” for much of the year, focusing each fund’s investments toward the short and long ends of its maturity range. The emphasis on short-duration securities offered some protection from declining prices as the Fed continued to boost interest rates. At the same time, our holdings at the long ends of the funds’ maturity ranges, where prices were relatively stable, allowed us to capture higher yields.

In late December, with 2-year Treasuries yielding more than 5-year Treasuries, we removed the flattening bias in the Short-Term Treasury Fund. The spread between 5- and 10-year Treasuries also narrowed late in the fiscal year, providing an opportunity to reduce the flattening bias in the Intermediate-Term Treasury Fund.

The Short-Term Federal Fund, like its Treasury counterpart, benefited from a shorter-than-usual duration. We also enhanced the fund’s performance by increasing its holdings in agency debt, both callable and noncallable. The supply of agency bonds diminished in the period as both Fannie Mae and Freddie Mac reduced issuance, a consequence of regulatory actions that constrained their business models. Demand for agency issues did not drop, however, and the combination of reduced supply and strong demand helped agency securities to outperform Treasuries and mortgage-backed securities as short-term rates moved higher.

In the Inflation-Protected Securities Fund, we were able to enhance returns by employing trading strategies that took advantage of supply premiums created by auctions of new TIPS and by making modest adjustments in the fund’s exposure to the changes in inflation expectations. Differences between the fund and its benchmark in the distribution of issues of different maturities detracted somewhat from the fund’s performance.

Our investment outlook

Given our expectation that the Federal Reserve will decide it still has some tightening left to accomplish, we are maintaining our bearish positioning in the Short-Term Treasury and Short-Term Federal Funds, where the impact of higher short-term rates is felt the most. Once it appears that the Fed is finished with this round of rate-boosting and short-term securities look more fairly valued, we will reassess that bias.

For the Intermediate-Term and Long-Term Treasury Funds, we are keeping the portfolio durations neutral in the expectation that continued demand for longer-maturity Treasuries, particularly from foreign investors and domestic pension-fund managers, will prevent interest rates from accelerating significantly upward.

9

This positioning could change if interest rates should rise overseas, causing foreigners to sell U.S. fixed income assets.

At the end of the fiscal year, the break-even inflation rate—the rate at which TIPS and conventional Treasuries should be equally attractive to investors—was 2.5% for 10-year TIPS and 2.8% for 30-year TIPS. In our view, these levels fairly reflect expected inflation and the inflation risk premium, which means that TIPS should not be expected to outperform conventional Treasuries unless inflation rises sharply.

John W. Hollyer, Principal
Kenneth E. Volpert, Principal
David R. Glocke, Principal
Ronald M. Reardon, Principal
Vanguard Fixed Income Group

February 17, 2006

10

Advisor’s Report

For the GNMA Fund

During the 12 months ended January 31, Vanguard GNMA Fund returned 2.9% for Investor Shares and 3.0% for Admiral Shares. These results were in line with the performance of the Lehman GNMA Index and superior to the average return of competing funds.

The investment environment

The fixed income market during the past 12 months was dominated by an astonishing flattening of the Treasury yield curve. The Federal Reserve raised short-term interest rates aggressively, but the yields of intermediate- and long-term securities rose less dramatically. The yield of the longest-term Treasury security, the 30-year bond, was virtually unchanged over the course of the year.

The mortgage sector performed well during the period, and GNMAs were the best-performing slice of the mortgage market. Higher interest rates caused a sharp decline in the pace of mortgage refinancing. With that threat largely removed, investors became more interested in the higher yields offered by GNMAs.

As GNMAs led the market for mortgage-backed securities, the fund did well by having 100% of its assets invested in GNMA securities. While the difference in performance between the GNMA sector and other areas of the mortgage-backed securities market was not dramatic, it was sufficient to give the fund an advantage over the broader mortgage-backed market.

Although the past 12 months were a good period for the fund relative to the vast majority of fixed income funds, it is also true that the fund’s absolute return remained low by historical standards. This lower level of return simply reflects the low level of interest rates, both among mortgage-backed securities and among fixed income investments generally.

The fund’s positioning

The fund continues to be fully invested in GNMA securities, and we do not envision a change in that stance in the near future. It is also our view that the general level of interest rates is likely to remain flat or climb only slightly in the next several months. For this reason, we are concentrating new purchases in GNMA securities priced slightly above par value. These securities offer a bit more yield than those priced below par value, and they are no longer threatened by the negative effects of mortgage refinancing that occur during periods of falling interest rates.

Paul D. Kaplan, Senior Vice
President and Partner
Thomas L. Pappas, CFA, Senior Vice
President and Partner
Wellington Management Company, LLP

February 15, 2006

11

Short-Term Treasury Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	30	63	6,453
Yield		—	—
Investor Shares	4.2%
Admiral Shares	4.4%
Yield to Maturity	4.6%[3]	4.5%	5.2%
Average Coupon	4.1%	3.9%	5.2%
Average Effective Maturity	2.1 years	2.6 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.0 years	2.4 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	0%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.98	1.00	0.88	1.00

Beta	0.77	1.00	0.40	1.00

Sector Diversification5 (% of portfolio)

Treasury/Agency	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	8%

1-3 Years	63

3-5 Years	31

Over 5 Years	-26

Distribution by Credit Quality4 (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 1-5 Year Treasury Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody's Investors Service.
5 Agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
6 Reflects a short futures position being used for duration-management purposes.
See page 91 for a glossary of investment terms.

12

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996-January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Short-Term Treasury Fund Investor Shares	1.86%	3.92%	4.87%	$16,081

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman 1-5 Year Treasury Index	1.46	3.86	4.98	16,252

Average Short Treasury Fund[1]	1.56	2.99	4.18	15,054

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Short-Term Treasury Fund Admiral Shares	2.02%	4.07%	$121,922

Lehman Aggregate Bond Index	1.80	5.60	131,086

Lehman 1-5 Year Treasury Index	1.46	3.89	120,858

1 Derived from data provided by Lipper Inc.
2 February 13, 2001.
   Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

13

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1997	-1.9%	5.8%	3.9%	4.1%

1998	1.1	6.0	7.1	7.9

1999	1.2	5.5	6.7	6.9

2000	-4.0	5.2	1.2	1.3

2001	4.1	6.3	10.4	10.5

2002	1.9	5.0	6.9	7.4

2003	3.4	4.0	7.4	7.2

2004	0.2	2.5	2.7	2.6

2005	-1.8	2.7	0.9	1.0

2006	-1.3	3.2	1.9	1.5

Average Annual Total Returns: Periods Ended December 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	10/28/1991	1.77%	4.16%	0.31%	4.63%	4.94%

Admiral Shares	2/13/2001	1.92	4.112	—	—	—

1 Lehman 1–5 Year Treasury Index.
2 Return since inception.

14

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (89.9%)
U.S. Treasury Note	2.625%	11/15/06	130,000	128,050
U.S. Treasury Note	3.750%	3/31/07	229,000	226,818
U.S. Treasury Note	3.500%	5/31/07	360,000	355,050
U.S. Treasury Note	4.000%	8/31/07	223,000	221,189
U.S. Treasury Note	4.250%	10/31/07	295,000	293,572
U.S. Treasury Note	4.250%	11/30/07	624,000	620,880
U.S. Treasury Note	4.375%	12/31/07	45,000	44,874
U.S. Treasury Note	2.625%	5/15/08	220,000	211,064
U.S. Treasury Note	3.875%	5/15/09	75,000	73,582
U.S. Treasury Note	4.000%	6/15/09	412,875	406,554
U.S. Treasury Note	3.500%	2/15/10	25,000	24,074
1 U.S. Treasury Note	6.500%	2/15/10	75,000	80,425
U.S. Treasury Note	4.000%	4/15/10	313,500	307,377
U.S. Treasury Note	3.875%	7/15/10	3,000	2,925
				2,996,434
Agency Bonds and Notes (8.9%)
2 Federal Home Loan Bank	5.375%	2/15/06	20,000	20,006
3 Overseas Private Investment Corp. (U.S. Government Guaranteed)	5.760%	6/15/06	2,667	2,667
3 Overseas Private Investment Corp. (U.S. Government Guaranteed)	5.100%	6/30/07	6,857	6,855
3 Overseas Private Investment Corp. (U.S. Government Guaranteed)	7.450%	12/15/10	13,636	14,447
Private Export Funding Corp. (U.S. Government Guaranteed)	5.530%	4/30/06	25,000	25,055
Private Export Funding Corp. (U.S. Government Guaranteed)	7.650%	5/15/06	55,000	55,459
Private Export Funding Corp. (U.S. Government Guaranteed)	3.400%	2/15/08	45,000	43,782

15

Short-Term Treasury Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Private Export Funding Corp. (U.S. Government Guaranteed)	6.670%	9/15/09	17,000	18,027
Private Export Funding Corp. (U.S. Government Guaranteed)	7.200%	1/15/10	7,100	7,706
Private Export Funding Corp. (U.S. Government Guaranteed)	7.250%	6/15/10	64,080	70,081
Private Export Funding Corp. (U.S. Government Guaranteed)	6.070%	4/30/11	29,000	30,614
				294,699
Mortgage-Backed Securities (0.2%)
2,3 Federal Home Loan Mortgage Corp.	5.500%	4/1/16-5/1/16	1,476	1,490
2,3 Federal Home Loan Mortgage Corp.	6.000%	8/1/06	1,383	1,388
2,3 Federal Home Loan Mortgage Corp.	7.000%	9/1/15-1/1/16	1,244	1,294
2,3 Federal National Mortgage Assn	6.000%	4/1/06-9/1/06	710	712
2,3 Federal National Mortgage Assn	7.000%	11/1/15-3/1/16	3,027	3,156
				8,040
Total U.S. Government and Agency Obligations (Cost $3,326,790)				3,299,173
			Shares
Temporary Cash Investment (0.1%)
4 Vanguard Yorktown Liquidity Fund, 4.393% (Cost $5,020)			5,019,852	5,020
Total Investments (99.1%) (Cost $3,331,810)				3,304,193
Other Assets and Liabilities (0.9%)
Other Assets—Note B				36,107
Liabilities				(7,551)
				28,556
Net Assets (100%)				3,332,749

16

Short-Term Treasury Fund

At January 31, 2006, net assets consisted of:5

Amount ($000)
Paid-in Capital	3,391,256
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(31,050)
Unrealized Appreciation (Depreciation)
Investment Securities	(27,617)
Futures Contracts	160
Net Assets	3,332,749

Investor Shares-Net Assets
Applicable to 132,808,113 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,368,996
Net Asset Value Per Share-Investor Shares	$10.31

Admiral Shares-Net Assets
Applicable to 190,506,282 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,963,753
Net Asset Value Per Share-Admiral Shares	$10.31

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,413,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

17

Short-Term Treasury Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Interest[1]	115,007

Total Income	115,007

Expenses

The Vanguard Group-Note B

Investment Advisory Services	366

Management and Administrative

Investor Shares	3,426

Admiral Shares	1,103

Marketing and Distribution

Investor Shares	451

Admiral Shares	423

Custodian Fees	44

Auditing Fees	21

Shareholders' Reports

Investor Shares	42

Admiral Shares	3

Trustees' Fees and Expenses	4

Total Expenses	5,883

Net Investment Income	109,124

Realized Net Gain (Loss)

Investment Securities Sold	(25,351)

Futures Contracts	2,452

Realized Net Gain (Loss)	(22,899)

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(22,411)

Futures Contracts	141

Change in Unrealized Appreciation (Depreciation)	(22,270)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,955

1 Interest income from an affiliated company of the fund was $6,161,000.

18

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	109,124	97,888

Realized Net Gain (Loss)	(22,899)	(4,717)

Change in Unrealized Appreciation (Depreciation)	(22,270)	(60,101)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,955	33,070

Distributions

Net Investment Income

Investor Shares	(50,814)	(51,653)

Admiral Shares	(58,310)	(46,235)

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Total Distributions	(109,124)	(97,888)

Capital Share Transactions—Note E

Investor Shares	(462,799)	(139,870)

Admiral Shares	381,823	(21,768)

Net Increase (Decrease) from Capital Share Transactions	(80,976)	(161,638)

Total Increase (Decrease)	(126,145)	(226,456)

Net Assets

Beginning of Period	3,458,894	3,685,350

End of Period	3,332,749	3,458,894

19

Short-Term Treasury Fund

Financial Highlights

Investor Shares

Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.45	$10.64	$10.79	$10.54	$10.35
Investment Operations
Net Investment Income	.331	.279	.271	.405	.508
Net Realized and Unrealized Gain (Loss) on Investments	(.140)	(.190)	.020	.361	.195
Total from Investment Operations	.191	.089	.291	.766	.703
Distributions
Dividends from Net Investment Income	(.331)	(.279)	(.271)	(.405)	(.508)
Distributions from Realized Capital Gains	—	—	(.170)	(.111)	(.005)
Total Distributions	(.331)	(.279)	(.441)	(.516)	(.513)
Net Asset Value, End of Period	$10.31	$10.45	$10.64	$10.79	$10.54
Total Return	1.86%	0.85%	2.74%	7.41%	6.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,369	$1,854	$2,028	$2,200	$1,407
Ratio of Total Expenses to Average Net Assets	0.26%	0.24%	0.26%	0.28%	0.29%
Ratio of Net Investment Income to Average Net Assets	3.19%	2.65%	2.52%	3.70%	4.82%
Portfolio Turnover Rate	93%	108%	125%	165%	102%

20

Short-Term Treasury Fund

Admiral Shares

Year Ended January 31,	Feb. 13, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.45	$10.64	$10.79	$10.54	$10.34
Investment Operations
Net Investment Income	.348	.292	.285	.419	.502
Net Realized and Unrealized Gain (Loss) on Investments	(.140)	(.190)	.020	.361	.205
Total from Investment Operations	.208	.102	.305	.780	.707
Distributions
Dividends from Net Investment Income	(.348)	(.292)	(.285)	(.419)	(.502)
Distributions from Realized Capital Gains	—	—	(.170)	(.111)	(.005)
Total Distributions	(.348)	(.292)	(.455)	(.530)	(.507)
Net Asset Value, End of Period	$10.31	$10.45	$10.64	$10.79	$10.54
Total Return	2.02%	0.97%	2.88%	7.55%	6.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,964	$1,605	$1,657	$1,933	$1,257
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.13%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	3.35%	2.77%	2.65%	3.83%	4.73%[2]
Portfolio Turnover Rate	93%	108%	125%	165%	102%

1 Inception.
2 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard YorktownTM Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Short-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $390,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2006, the fund had available realized losses of $30,890,000 to offset future net capital gains of $3,475,000 through January 31, 2013, $11,999,000 through January 31, 2014, and $15,416,000 through January 31, 2015.

At January 31, 2006, net unrealized depreciation of investment securities for tax purposes was $27,617,000, consisting of unrealized gains of $1,272,000 on securities that had risen in value since their purchase and $28,889,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

5-Year Treasury Note	(865)	91,460	160

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended January 31, 2006, the fund purchased $3,427,446,000 of investment securities and sold $2,635,258,000 of investment securities, other than temporary cash investments.

23

Short-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	375,186	36,160	579,668	54,942

Issued in Lieu of Cash Distributions	45,030	4,344	45,921	4,358

Redeemed	(883,015)	(85,100)	(765,459)	(72,606)

Net Increase (Decrease)-Investor Shares	(462,799)	(44,596)	(139,870)	(13,306)

Admiral Shares

Issued	868,308	83,753	627,914	59,484

Issued in Lieu of Cash Distributions	50,476	4,872	38,883	3,690

Redeemed	(536,961)	(51,774)	(688,565)	(65,301)

Net Increase (Decrease)-Admiral Shares	381,823	36,851	(21,768)	(2,127)

24

Short-Term Federal Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	45	586	6,453
Yield		—	—
Investor Shares	4.4%
Admiral Shares	4.5%
Yield to Maturity	4.8%3	4.6%	5.2%
Average Coupon	4.7%	4.1%	5.2%
Average Effective Maturity	2.3 years	2.6 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.0 years	2.3 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	2%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.98	1.00	0.92	1.00
Beta	0.81	1.00	0.42	1.00

Sector Diversification5 (% of portfolio)

Government Mortgage-Backed	14%

Treasury/Agency	84

Short-Term Reserves	2

Distribution by Maturity (% of portfolio)

Under 1 Year	9%

1-3 Years	56

3-5 Years	33

Over 5 Years	2

Distribution by Credit Quality4 (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 1-5 Year Government Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody's Investors Service.
5 Agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
   See page 91 for a glossary of investment terms.

25

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996-January 31, 2006
 Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Short-Term Federal Fund Investor Shares	1.96%	3.95%	5.01%	$16,301

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman 1-5 Year Government Index	1.63	4.00	5.07	16,397

Average 1-5 Year Government Fund[1]	1.33	3.26	4.28	15,205

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Short-Term Federal Fund Admiral Shares	2.06%	4.00%	$121,527

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman 1-5 Year Government Index	1.63	4.01	121,563

1 Derived from data provided by Lipper Inc.
2 February 12, 2001.
   Note: See Financial Highlights tables on pages 34 and 35 for dividend and capital gains information.

26

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-1.7%	6.2%	4.5%	4.1%

1998	0.8	6.3	7.1	7.9

1999	0.7	5.9	6.6	6.9

2000	-4.0	5.6	1.6	1.3

2001	4.4	6.5	10.9	10.8

2002	2.1	5.4	7.5	7.5

2003	2.9	4.1	7.0	7.2

2004	-0.5	3.0	2.5	2.6

2005	-1.8	2.8	1.0	1.2

2006	-1.3	3.3	2.0	1.6

Average Annual Total Returns: Periods Ended December 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	12/31/1987	1.80%	4.23%	0.17%	4.90%	5.07%

Admiral Shares	2/12/200	1.89	4.03[2]	—	—	—

1 Lehman 1–5 Year Government Index.
2 Return since inception.

27

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.9%)
U.S. Government Securities (7.4%)
U.S. Treasury Note	3.875%	5/15/09	15,000	14,716
U.S. Treasury Note	3.625%	7/15/09	187,400	182,247
				196,963
Agency Bonds and Notes (75.6%)
1 Federal Home Loan Bank	4.875%	2/15/07	10,000	10,006
1 Federal Home Loan Bank	3.625%	2/16/07	80,000	78,950
1 Federal Home Loan Bank	3.375%	2/15/08	50,000	48,582
1 Federal Home Loan Bank	3.875%	2/13/09	20,000	19,479
1 Federal Home Loan Bank	4.250%	5/15/09	32,000	31,433
1 Federal Home Loan Bank	4.625%	2/18/11	50,000	49,563
1 Federal Home Loan Mortgage Corp.	4.875%	3/15/07	150,000	150,143
1 Federal Home Loan Mortgage Corp.	2.875%	5/15/07	100,000	97,651
1 Federal Home Loan Mortgage Corp.	3.750%	8/3/07	50,000	49,238
1 Federal Home Loan Mortgage Corp.	5.750%	3/15/09	21,500	22,092
1 Federal Home Loan Mortgage Corp.	7.000%	3/15/10	50,000	54,042
1 Federal Home Loan Mortgage Corp.	4.750%	10/4/10	25,000	24,657
1 Federal Home Loan Mortgage Corp.	5.000%	10/18/10	50,000	49,575
1 Federal National Mortgage Assn	3.550%	1/12/07	50,000	49,380
1 Federal National Mortgage Assn	3.625%	3/15/07	100,000	98,714
1,2 Federal National Mortgage Assn	5.250%	4/15/07	269,500	270,877
1 Federal National Mortgage Assn	3.800%	1/18/08	100,000	98,023
1 Federal National Mortgage Assn	5.750%	2/15/08	96,000	97,727
1 Federal National Mortgage Assn	6.000%	5/15/08	37,000	37,963
1 Federal National Mortgage Assn	3.250%	8/15/08	50,000	48,205
1 Federal National Mortgage Assn	4.000%	1/26/09	50,000	48,739
1 Federal National Mortgage Assn	7.250%	1/15/10	100,000	108,681
1 Federal National Mortgage Assn	4.625%	6/1/10	100,000	98,521
1 Federal National Mortgage Assn	7.125%	6/15/10	157,975	172,082

28

Short-Term Federal Fund

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
3 Overseas Private Investment Corp. (U.S. Government Guaranteed)	2.360%	8/15/07	33,000	32,637
Overseas Private Investment Corp. (U.S. Government Guaranteed)	0.000%4	9/20/07	13,000	13,160
Overseas Private Investment Corp. (U.S. Government Guaranteed)	0.000%4	9/20/07	8,000	8,098
3 Overseas Private Investment Corp. (U.S. Government Guaranteed)	2.890%	12/15/07	40,480	39,690
3 Overseas Private Investment Corp. (U.S. Government Guaranteed)	2.410%	6/15/09	9,470	9,200
Private Export Funding Corp. (U.S. Government Guaranteed)	5.340%	3/15/06	13,000	13,011
Private Export Funding Corp. (U.S. Government Guaranteed)	5.530%	4/30/06	56,750	56,874
Private Export Funding Corp. (U.S. Government Guaranteed)	7.650%	5/15/06	20,000	20,167
Private Export Funding Corp. (U.S. Government Guaranteed)	6.670%	9/15/09	17,000	18,027
				2,025,187
Mortgage-Backed Securities (13.9%)
Conventional Mortgage-Backed Securities (7.5%)
1,3 Federal Home Loan Mortgage Corp.	5.500%	2/1/16-11/1/17	43,609	43,916
1,3 Federal Home Loan Mortgage Corp.	6.500%	9/1/11	2,811	2,851
1,3 Federal Home Loan Mortgage Corp.	7.500%	2/1/08	579	591
1,3 Federal National Mortgage Assn	5.000%	8/1/20-12/1/20	49,275	48,659
1,3 Federal National Mortgage Assn	5.500%	3/1/21	60,000	60,345
1,3 Federal National Mortgage Assn	6.000%	4/1/17	13,807	14,115
1,3 Federal National Mortgage Assn	6.500%	10/1/10-9/1/16	24,715	25,383
1,3 Federal National Mortgage Assn	7.500%	3/1/15-8/1/15	1,590	1,659
1,3 Federal National Mortgage Assn	8.000%	10/1/14-9/1/15	5,168	5,455

Non-Conventional Mortgage-Backed Securities (6.4%)
1,3 Federal Home Loan Mortgage Corp.	3.694%	8/1/33	7,954	7,753
1,3 Federal National Mortgage Assn	3.471%	10/1/33	12,517	12,174
1,3 Federal National Mortgage Assn	3.594%	8/1/33	9,928	9,687
1,3 Federal National Mortgage Assn	3.711%	9/1/33	30,040	29,338
1,3 Federal National Mortgage Assn	3.723%	7/1/33	6,866	6,716
1,3 Federal National Mortgage Assn	3.726%	6/1/33	13,296	13,019
1,3 Federal National Mortgage Assn	3.728%	8/1/33	3,853	3,766
1,3 Federal National Mortgage Assn	3.779%	8/1/33	14,015	13,699
1,3 Federal National Mortgage Assn	3.798%	9/1/33	14,098	13,797

29

Short-Term Federal Fund

Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1,3 Federal National Mortgage Assn	3.827%	7/1/33	14,381	14,095
1,3 Federal National Mortgage Assn	4.289%	8/1/34	9,972	9,798
1,3 Federal National Mortgage Assn	4.305%	6/1/34	37,224	36,610
				373,426
Total U.S. Government and Agency Obligations (Cost $2,643,810)				2,595,576
			Shares
Temporary Cash Investment (4.6%)
5 Vanguard Yorktown Liquidity Fund, 4.393% (Cost $123,820)			123,820,117	123,820
Total Investments (101.5%) (Cost $2,767,630)				2,719,396
Other Assets and Liabilities (-1.5%)
Other Assets—Note B				32,480
Payables for Investment Securities Purchased				(60,572)
Other Liabilities				(11,977)
				(40,069)
Net Assets (100%)				2,679,327

30

Short-Term Federal Fund

At January 31, 2006, net assets consisted of:6

Amount ($000)
Paid-in Capital	2,750,490
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(23,277)
Unrealized Appreciation (Depreciation)
Investment Securities	(48,234)
Futures Contracts	348
Net Assets	2,679,327

Investor Shares-Net Assets
Applicable to 164,550,418 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,685,870
Net Asset Value Per Share-Investor Shares	$10.25

Admiral Shares-Net Assets
Applicable to 96,966,989 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	993,457
Net Asset Value Per Share-Admiral Shares	$10.25

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 Securities with a value of $603,000 have been segregated as initial margin for open futures contracts.
3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
4 Zero-coupon security redeemable at a price above par. Yield to maturity is 3.248%.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

31

Short-Term Federal Fund

Statement of Operations

Year Ended January 31, 2006
($000)
Investment Income
Income
Interest[1]	102,181
Total Income	102,181
Expenses
The Vanguard Group—Note B
Investment Advisory Services	325
Management and Administrative
Investor Shares	3,204
Admiral Shares	562
Marketing and Distribution
Investor Shares	581
Admiral Shares	223
Custodian Fees	33
Auditing Fees	22
Shareholders' Reports
Investor Shares	43
Admiral Shares	2
Trustees' Fees and Expenses	3
Total Expenses	4,998
Net Investment Income	97,183
Realized Net Gain (Loss)
Investment Securities Sold	(20,287)
Futures Contracts	178
Realized Net Gain (Loss)	(20,109)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(22,433)
Futures Contracts	342
Change in Unrealized Appreciation (Depreciation)	(22,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,983

1 Interest income from an affiliated company of the fund was $5,273,000.

32

Short-Term Federal Fund

Statement of Changes in Net Assets

Year Ended January 31,
2006 ($000)	2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,183	89,720
Realized Net Gain (Loss)	(20,109)	3,417
Change in Unrealized Appreciation (Depreciation)	(22,091)	(61,370)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,983	31,767
Distributions
Net Investment Income
Investor Shares	(67,763)	(69,885)
Admiral Shares	(29,420)	(19,835)
Realized Capital Gain[1]
Investor Shares	—	(4,933)
Admiral Shares	—	(1,384)
Total Distributions	(97,183)	(96,037)
Capital Share Transactions—Note E
Investor Shares	(686,463)	(150,842)
Admiral Shares	315,253	42,329
Net Increase (Decrease) from Capital Share Transactions	(371,210)	(108,513)
Total Increase (Decrease)	(413,410)	(172,783)
Net Assets
Beginning of Period	3,092,737	3,265,520
End of Period	2,679,327	3,092,737

1 Includes fiscal 2005 short-term gain distributions totaling $1,538,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

33

Short-Term Federal Fund

Financial Highlights

Investor Shares

Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.39	$10.60	$10.67	$10.50	$10.28
Investment Operations
Net Investment Income	.340	.291	.304	.423	.533
Net Realized and Unrealized Gain (Loss) on Investments	(.140)	(.189)	(.046)	.302	.220
Total from Investment Operations	.200	.102	.258	.725	.753
Distributions
Dividends from Net Investment Income	(.340)	(.291)	(.311)	(.424)	(.533)
Distributions from Realized Capital Gains	—	(.021)	(.017)	(.131)	—
Total Distributions	(.340)	(.312)	(.328)	(.555)	(.533)
Net Asset Value, End of Period	$10.25	$10.39	$10.60	$10.67	$10.50
Total Return	1.96%	0.98%	2.45%	7.03%	7.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,686	$2,403	$2,604	$2,902	$1,821
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.26%	0.31%
Ratio of Net Investment Income to Average Net Assets	3.29%	2.77%	2.86%	3.90%	5.07%
Portfolio Turnover Rate	51%	49%	81%	136%	80%

34

Short-Term Federal Fund

Admiral Shares

Year Ended January 31,	Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.39	$10.60	$10.67	$10.50	$10.28
Investment Operations
Net Investment Income	.350	.300	.310	.428	.519
Net Realized and Unrealized Gain (Loss)
on Investments	(.140)	(.189)	(.046)	.302	.220
Total from Investment Operations	.210	.111	.264	.730	.739
Distributions
Dividends from Net Investment Income	(.350)	(.300)	(.317)	(.429)	(.519)
Distributions from Realized Capital Gains	—	(.021)	(.017)	(.131)	—
Total Distributions	(.350)	(.321)	(.334)	(.560)	(.519)
Net Asset Value, End of Period	$10.25	$10.39	$10.60	$10.67	$10.50
Total Return	2.06%	1.06%	2.51%	7.08%	7.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$993	$690	$662	$669	$380
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.17%	0.22%	0.24%[2]
Ratio of Net Investment Income to Average Net Assets	3.39%	2.86%	2.91%	3.94%	4.96%[2]
Portfolio Turnover Rate	51%	49%	81%	136%	80%

1 Inception.
2 Annualized.
    See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Yorktown Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

36

Short-Term Federal Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The cost of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $324,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2006, the fund had available realized losses of $22,969,000 to offset future net capital gains of $20,018,000 through January 31, 2014, and $2,951,000 through January 31, 2015.

At January 31, 2006, net unrealized depreciation of investment securities for tax purposes was $48,234,000, consisting of unrealized gains of $1,191,000 on securities that had risen in value since their purchase and $49,425,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

5-Year Treasury Note	(400)	42,294	348

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.     During the year ended January 31, 2006, the fund purchased $1,236,655,000 of investment securities and sold $1,876,629,000 of investment securities, other than temporary cash investments.

37

Short-Term Federal Fund

E.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	377,351	36,599	622,627	59,257

Issued in Lieu of Cash Distributions	59,828	5,808	65,802	6,278

Redeemed	(1,123,642)	(109,090)	(839,271)	(79,999)

Net Increase (Decrease)—Investor Shares	(686,463)	(66,683)	(150,842)	(14,464)

Admiral Shares

Issued	612,561	59,450	336,464	32,009

Issued in Lieu of Cash Distributions	22,483	2,185	16,141	1,540

Redeemed	(319,791)	(31,072)	(310,276)	(29,608)

Net Increase (Decrease)—Admiral Shares	315,253	30,563	42,329	3,941

38

Inflation-Protected Securities Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	17	17	6,453
Yield[3]		—	—
Investor Shares	1.8%
Admiral Shares	1.9%
Institutional Shares	2.0%
Average Coupon	2.5%	2.6%	5.2%
Average Effective Maturity	10.6 years	10.8 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	6.2 years	6.2 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.20%
Admiral Shares	0.11%[5]
Institutional Shares	0.08%
Short-Term Reserves	0%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	1.00	1.00	0.76	1.00

Beta	0.97	1.00	1.38	1.00

Sector Diversification (% of portfolio)

Treasury	100%

Distribution by Maturity (% of portfolio)

1-5 Years	26%

5-10 Years	44

10-20 Years	17

20-30 Years	13

Distribution by Credit Quality4 (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman Treasury Inflation Notes Index.
2 Lehman Aggregate Bond Index.
3 Yields of inflation-protected securities tend to be lower than those of other bonds because the former do not incorporate market expectations about inflation.
    The principal amounts--and thus the interest payments--of inflation-protected securities are adjusted over time to reflect inflation.
4 Moody's Investors Service.
5 Annualized.
   See page 91 for a glossary of investment terms.

39

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000-January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of
	One Year	Five Years	Since Inception[1]	a $10,000 Investment

Inflation-Protected Securities Fund
Investor Shares	2.76%	8.15%	8.76%	$15,987

Lehman Aggregate Bond Index	1.80	5.53	6.61	14,299

Lehman Treasury Inflation Notes Index	2.82	8.29	8.94	16,138

Average Treasury Inflation Protected Securities Fund[2]	2.00	7.81	8.52	15,798

	Since Inception[1]	Final Value of a $100,000 Investment

Inflation-Protected Securities Fund Admiral Shares	1.02%	$101,016

Lehman Aggregate Bond Index	0.58	100,583

Lehman Treasury Inflation Notes Index	0.99	100,992

	One Year	Since Inception[1]	Final Value of a $5,000,000 Investment

Inflation-Protected Securities Fund
Institutional Shares	2.79%	5.03%	$5,552,604

Lehman Aggregate Bond Index	1.80	3.30	5,359,121

Lehman Treasury Inflation Notes Index	2.82	5.11	5,562,397

1 Inception dates are: for Investor Shares, June 29, 2000; for Admiral Shares, June 10, 2005; and for Institutional Shares, December 12, 2003.
2 Derived from data provided by Lipper Inc.
    Note: See Financial Highlights tables on pages 46–48 for dividend and capital gains information.

40

Inflation-Protected Securities Fund

Fiscal-Year Total Returns (%): June 29, 2000-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

2001	5.3%	2.8%	8.1%	8.3%

2002	1.9	4.3	6.2	6.3

2003	12.1	4.5	16.6	16.8

2004	4.8	3.9	8.7	8.8

2005	2.2	4.8	7.0	7.2

2006	-2.7	5.5	2.8	2.8

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	6/29/2000	2.59%	8.53%	4.16%	4.70%	8.86%

Admiral Shares	6/10/2005	0.89[2]	—	—	—	—

Institutional Shares	12/12/2003	2.78	5.19[2]	—	—	—

1 Lehman Treasury Inflation Notes Index.
2 Return since inception.

41

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government Securities (99.6%)
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/25	1,313,430	1,456,025
U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/26	225,000	223,867
U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/28	429,575	680,046
U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/29	284,400	463,044
U.S. Treasury Inflation-Indexed Bond	3.375%	4/15/32	71,100	103,416
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/09	456,120	581,428
U.S. Treasury Inflation-Indexed Note	4.250%	1/15/10	456,350	584,630
U.S. Treasury Inflation-Indexed Note	0.875%	4/15/10	1,022,700	1,022,394
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	337,325	412,062
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/12	344,255	414,523
U.S. Treasury Inflation-Indexed Note	3.000%	7/15/12	537,500	629,014
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/13	612,800	655,588
U.S. Treasury Inflation-Indexed Note	2.000%	1/15/14	791,300	847,282
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/14	838,070	880,324
U.S. Treasury Inflation-Indexed Note	1.625%	1/15/15	877,465	880,949
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/15	65,625	66,032
Total U.S. Government Securities (Cost $9,775,398)				9,900,624
			Shares
Temporary Cash Investment (0.3%)
1 Vanguard Market Liquidity Fund, 4.405% (Cost $30,258)			30,257,676	30,258
Total Investments (99.9%) (Cost $9,805,656)				9,930,882
Other Assets and Liabilities (0.1%)
Other Assets—Note B				108,883
Liabilities				(101,194)
				7,689
Net Assets (100%)				$9,938,571

42

Inflation-Protected Securities Fund

At January 31, 2006, net assets consisted of:2

Amount ($000)
Paid-in Capital	9,879,862
Overdistributed Net Investment Income	(61,142)
Overdistributed Net Realized Gains	(5,375)
Unrealized Appreciation	125,226
Net Assets	9,938,571

Investor Shares-Net Assets
Applicable to 511,361,440 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,226,517
Net Asset Value Per Share-Investor Shares	$12.18

Admiral Shares-Net Assets
Applicable to 103,447,743 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,473,790
Net Asset Value Per Share-Admiral Shares	$23.91

Institutional Shares-Net Assets
Applicable to 127,123,442 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,238,264
Net Asset Value Per Share-Institutional Shares	$9.74

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

43

Inflation-Protected Securities Fund

Statement of Operations

Year Ended January 31, 2006
($000)
Investment Income
Income
Interest[1]	465,319
Total Income	465,319
Expenses
The Vanguard Group-Note B
Investment Advisory Services	890
Management and Administrative
Investor Shares	11,340
Admiral Shares	1,018
Institutional Shares	422
Marketing and Distribution
Investor Shares	2,026
Admiral Shares	125
Institutional Shares	184
Custodian Fees	47
Auditing Fees	21
Shareholders' Reports
Investor Shares	151
Admiral Shares	2
Institutional Shares	—
Trustees' Fees and Expenses	10
Total Expenses	16,236
Net Investment Income	449,083
Realized Net Gain (Loss)
Investment Securities Sold	(5,319)
Futures Contracts	30,150
Realized Net Gain (Loss)	24,831
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(225,135)
Futures Contracts	1,123
Change in Unrealized Appreciation (Depreciation)	(224,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	249,902

1 Interest income from an affiliated company of the fund was $3,228,000.

44

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

Year Ended January 31,
	2006 ($000)	2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	449,083	322,913
Realized Net Gain (Loss)	24,831	67,405
Change in Unrealized Appreciation (Depreciation)	(224,012)	51,625
Net Increase (Decrease) in Net Assets Resulting from Operations	249,902	441,943
Distributions
Net Investment Income
Investor Shares	(383,801)	(286,876)
Admiral Shares	(83,112)	—
Institutional Shares	(53,825)	(18,906)
Realized Capital Gain[1]
Investor Shares	(31,317)	(36,155)
Admiral Shares	(2,538)	—
Institutional Shares	(3,153)	(2,718)
Total Distributions	(557,746)	(344,655)
Capital Share Transactions-Note E
Investor Shares	(1,076,240)	2,271,977
Admiral Shares	2,523,957	—
Institutional Shares	667,971	394,338
Net Increase (Decrease) from Capital Share Transactions	2,115,688	2,666,315
Total Increase (Decrease)	1,807,844	2,763,603
Net Assets
Beginning of Period	8,130,727	5,367,124
End of Period[2]	$9,938,571	$8,130,727

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $10,927,000 and $3,588,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed (overdistributed) net investment income of ($61,142,000) and $10,513,000.

45

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.57	$12.36	$11.91	$10.68	$10.55
Investment Operations
Net Investment Income	.573	.596	.41	.47	.425
Net Realized and Unrealized Gain (Loss) on Investments	(.230)	.244	.61	1.28	.220
Total from Investment Operations	.343	.840	1.02	1.75	.645
Distributions
Dividends from Net Investment Income	(.681)	(.565)	(.45)	(.46)	(.445)
Distributions from Realized Capital Gains	(.052)	(.065)	(.12)	(.06)	(.070)
Total Distributions	(.733)	(.630)	(.57)	(.52)	(.515)
Net Asset Value, End of Period	$12.18	$12.57	$12.36	$11.91	$10.68
Total Return	2.76%	6.96%	8.69%	16.64%	6.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,227	$7,530	$5,164	$3,143	$899
Ratio of Total Expenses to Average Net Assets	0.20%	0.17%	0.18%	0.22%	0.25%
Ratio of Net Investment Income to Average Net Assets	4.83%	4.83%	3.46%	4.55%	3.92%
Portfolio Turnover Rate	47%	73%	63%	108%	75%

46

Inflation-Protected Securities Fund

Admiral Shares

For a Share Outstanding Throughout The Period	June 10, 2005[1] to Jan. 31, 2006
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	.683
Net Realized and Unrealized Gain (Loss) on Investments	(.432)
Total from Investment Operations	.251
Distributions
Dividends from Net Investment Income	(1.315)
Distributions from Realized Capital Gains	(.026)
Total Distributions	(1.341)
Net Asset Value, End of Period	$23.91
Total Return	1.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,474
Ratio of Total Expenses to Average Net Assets	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.92%[2]
Portfolio Turnover Rate	47%

1 Inception.
2 Annualized.

47

Inflation-Protected Securities Fund

Institutional Shares

Year Ended January 31,	Dec. 12, 2003[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$10.06	$9.88	$10.00
Investment Operations
Net Investment Income	.471	.483	—
Net Realized and Unrealized Gain (Loss) on Investments	(.194)	.207	.080
Total from Investment Operations	.277	.690	.080
Distributions
Dividends from Net Investment Income	(.556)	(.458)	(.104)
Distributions from Realized Capital Gains	(.041)	(.052)	(.096)
Total Distributions	(.597)	(.510)	(.200)
Net Asset Value, End of Period	$9.74	$10.06	$9.88
Total Return	2.79%	7.15%	0.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,238	$601	$204
Ratio of Total Expenses to Average Net Assets	0.08%	0.11%	0.12%[2]
Ratio of Net Investment Income to Average Net Assets	4.95%	4.93%	—[3]
Portfolio Turnover Rate	47%	73%	63%

1 Inception.
2 Annualized.
3 Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.
    See accompanying Notes, which are an integral part of the Financial Statements.

48

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares were first issued on June 10, 2005, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5,000,000.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of future contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Quarterly income dividends and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund, and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Inflation

49

Inflation-Protected Securities Fund

adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $1,155,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $13,011,000 from accumulated net realized gains to paid-in capital.

The fund changed its tax year-end from January 31 to December 31, effective December 31, 2005. For tax purposes, at December 31, 2005, the fund had $4,877,000 of ordinary income available for distribution. The fund had available realized losses of $7,752,000 to offset future net capital gains through December 31, 2014.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $123,924,000, consisting of unrealized gains of $199,772,000 on securities that had risen in value since their purchase and $75,848,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended January 31, 2006, the fund purchased $6,073,497,000 of investment securities and sold $4,287,675,000 of investment securities other than temporary cash investments.

50

Inflation-Protected Securities Fund

E.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	2,933,569	234,944	3,779,246	302,089

Issued in Lieu of Cash Distributions	376,510	30,429	297,140	23,947

Redeemed	(4,386,319)	(353,004)	(1,804,409)	(144,934)

Net Increase (Decrease)-Investor Shares	(1,076,240)	(87,631)	2,271,977	181,102

Admiral Shares

Issued	2,704,821	110,911	—	—

Issued in Lieu of Cash Distributions	78,003	3,244	—	—

Redeemed	(258,867)	(10,707)	—	—

Net Increase (Decrease)-Admiral Shares	2,523,957	103,448	—	—

Institutional Shares

Issued	763,120	76,901	407,738	40,524

Issued in Lieu of Cash Distributions	52,363	5,312	20,403	2,054

Redeemed	(147,512)	(14,875)	(33,803)	(3,389)

Net Increase (Decrease)-Institutional Shares	667,971	67,338	394,338	39,189

51

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	38	27	6,453
Yield		—	—
Investor Shares	4.3%
Admiral Shares	4.5%
Yield to Maturity	4.6%3	4.9%	5.2%
Average Coupon	6.7%	5.2%	5.2%
Average Effective Maturity	6.9 years	7.8 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	5.2 years	6.0 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	0%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	1.00	1.00	0.97	1.00

Beta	0.80	1.00	1.20	1.00

Sector Diversification5 (% of portfolio)

Treasury/Agency	100%

Distribution by Maturity (% of portfolio)

1-5 Years	44%

5-10 Years	22

10-20 Years	34

Distribution by Credit Quality4 (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 5-10 Year Treasury Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody's Investors Service.
5 Agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
   See page 91 for a glossary of investment terms.

52

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996-January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Intermediate-Term Treasury Fund
Investor Shares	1.41%	5.51%	5.93%	$17,783

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman 5-10 Year Treasury Index	1.05	5.49	5.99	17,887

Average General Treasury Fund[1]	3.20	5.51	5.66	17,336

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Intermediate-Term Treasury Fund Admiral Shares	1.56%	5.65%	$131,411

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman 5-10 Year Treasury Index	1.05	5.49	130,381

1 Derived from data provided by Lipper Inc.
2 February 12, 2001.
   Note: See Financial Highlights tables on pages 60 and 61 for dividend and capital gains information.

53

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-4.9%	6.2%	1.3%	1.3%

1998	4.1	6.7	10.8	11.7

1999	3.3	6.1	9.4	10.0

2000	-10.1	5.5	-4.6	-5.0

2001	9.1	7.0	16.1	15.8

2002	0.8	5.8	6.6	6.8

2003	7.6	5.5	13.1	12.6

2004	-0.5	4.2	3.7	3.7

2005	-1.3	4.4	3.1	3.6

2006	-3.1	4.5	1.4	1.1

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	10/28/1991	2.32%	5.86%	0.44%	5.59%	6.03%

Admiral Shares	2/12/2001	2.47	5.82[2]	—	—	—

1 Lehman 5–10 Year Treasury Index.
2 Return since inception.

54

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (98.1%)
U.S. Government Securities (79.2%)
U.S. Treasury Bond	10.375%	11/15/12	207,800	228,256
U.S. Treasury Bond	9.250%	2/15/16	148,500	203,654
U.S. Treasury Bond	7.250%	5/15/16	60,000	72,872
U.S. Treasury Bond	8.750%	5/15/17	204,000	276,963
U.S. Treasury Bond	8.875%	8/15/17	208,150	285,946
U.S. Treasury Bond	9.125%	5/15/18	70,000	98,897
U.S. Treasury Bond	8.875%	2/15/19	138,500	194,507
U.S. Treasury Bond	8.125%	8/15/19	75,000	100,477
U.S. Treasury Bond	8.500%	2/15/20	32,000	44,330
U.S. Treasury Note	4.375%	12/31/07	40,000	39,887
U.S. Treasury Note	4.000%	6/15/09	196,550	193,541
U.S. Treasury Note	6.000%	8/15/09	179,650	188,437
U.S. Treasury Note	6.500%	2/15/10	469,650	503,624
U.S. Treasury Note	4.875%	2/15/12	156,000	158,925
U.S. Treasury Note	4.375%	8/15/12	294,000	291,474
U.S. Treasury Note	3.875%	2/15/13	154,000	147,937
				3,029,727
Agency Bonds and Notes (18.8%)
Agency for International Development-Egypt (U.S. Government Guaranteed)	4.450%	9/15/15	40,000	38,854
1 Export Funding Trust (U.S. Government Guaranteed)	8.200%	12/29/06	1,489	1,516
1,2 Federal National Mortgage Assn	7.300%	5/25/10	30,000	32,571
1,2 Federal National Mortgage Assn	5.763%	12/25/11	20,000	20,648
1 Guaranteed Trade Trust (U.S. Government Guaranteed)	7.390%	6/26/06	375	379
1 Guaranteed Trade Trust (U.S. Government Guaranteed)	7.800%	8/15/06	1,730	1,746
1 Guaranteed Trade Trust (U.S. Government Guaranteed)	8.170%	1/15/07	1,083	1,103

55

Intermediate-Term Treasury Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1,3 Guaranteed Trade Trust (U.S. Government Guaranteed)	6.690%	1/15/09	16,699	17,126
1 Overseas Private Investment Corp. (U.S. Government Guaranteed)	7.600%	12/15/12	24,097	26,233
1 Overseas Private Investment Corp. (U.S. Government Guaranteed)	7.050%	11/15/13	30,000	32,111
Private Export Funding Corp. (U.S. Government Guaranteed)	7.110%	4/15/07	33,420	34,302
Private Export Funding Corp. (U.S. Government Guaranteed)	6.490%	7/15/07	14,000	14,325
Private Export Funding Corp. (U.S. Government Guaranteed)	5.750%	1/15/08	60,000	61,034
Private Export Funding Corp. (U.S. Government Guaranteed)	5.870%	7/31/08	123,100	126,106
Private Export Funding Corp. (U.S. Government Guaranteed)	7.200%	1/15/10	12,900	14,000
Private Export Funding Corp. (U.S. Government Guaranteed)	7.250%	6/15/10	135,920	148,649
Private Export Funding Corp. (U.S. Government Guaranteed)	6.070%	4/30/11	51,000	53,839
Private Export Funding Corp. (U.S. Government Guaranteed)	5.685%	5/15/12	10,000	10,429
Private Export Funding Corp. (U.S. Government Guaranteed)	4.974%	8/15/13	19,960	20,216
Private Export Funding Corp. (U.S. Government Guaranteed)	4.950%	11/15/15	65,000	64,999
				720,186
Mortgage-Backed Securities (0.1%)
2,3 Federal Home Loan Mortgage Corp.	5.500%	4/1/16-5/1/16	3,929	3,962
2,3 Federal Home Loan Mortgage Corp.	7.000%	5/1/15-3/1/16	1,319	1,374
				5,336
Total U.S. Government and Agency Obligations (Cost $3,742,481)				3,755,249
			Shares
Temporary Cash Investment (0.4%)
4 Vanguard Yorktown Liquidity Fund, 4.393% (Cost $14,570)			14,569,629	14,570
Total Investments (98.5%) (Cost $3,757,051)				3,769,819

56

Intermediate-Term Treasury Fund

Market Value• ($000)

Other Assets and Liabilities (1.5%)

Other Assets-Note B	142,248

Liabilities	(84,233)

58,015

Net Assets (100%)	$3,827,834

At January 31, 2006, net assets consisted of:[5]
Amount ($000)

Paid-in Capital	3,825,807

Undistributed Net Investment Income	—

Accumulated Net Realized Losses	(10,741)

Unrealized Appreciation	12,768

Net Assets	3,827,834

Investor Shares-Net Assets

Applicable to 159,822,239 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,734,521

Net Asset Value Per Share-Investor Shares	$10.85

Admiral Shares-Net Assets

Applicable to 192,882,097 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,093,313

Net Asset Value Per Share-Admiral Shares	$10.85

• See Note A in Notes to Financial Statements.
1 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the value of this security represented 0.4% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

57

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Interest[1]	186,738

Total Income	186,738

Expenses

The Vanguard Group-Note B

Investment Advisory Services	420

Management and Administrative

Investor Shares	4,280

Admiral Shares	1,268

Marketing and Distribution

Investor Shares	487

Admiral Shares	386

Custodian Fees	57

Auditing Fees	21

Shareholders' Reports
Investor Shares	72

Admiral Shares	5

Trustees' Fees and Expenses	4

Total Expenses	7,000

Net Investment Income	179,738

Realized Net Gain (Loss)

Investment Securities Sold	11,717

Futures Contracts	3,854

Realized Net Gain (Loss)	15,571

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(136,558)

Futures Contracts	118

Change in Unrealized Appreciation (Depreciation)	(136,440)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,869

1 Interest income from an affiliated company of the fund was $1,818,000.

58

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	179,738	173,813

Realized Net Gain (Loss)	15,571	8,822

Change in Unrealized Appreciation (Depreciation)	(136,440)	(65,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,869	117,313

Distributions

Net Investment Income

Investor Shares	(90,535)	(97,111)

Admiral Shares	(89,203)	(76,702)

Realized Capital Gain[1]

Investor Shares	(12,758)	(3,058)

Admiral Shares	(13,672)	(2,341)

Total Distributions	(206,168)	(179,212)

Capital Share Transactions—Note E
Investor Shares	(360,618)	(57,729)

Admiral Shares	502,026	(1,528)

Net Increase (Decrease) from Capital Share Transactions	141,408	(59,257)

Total Increase (Decrease)	(5,891)	(121,156)

Net Assets

Beginning of Period	3,833,725	3,954,881

End of Period	3,827,834	3,833,725

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $21,689,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

59

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.28	$11.45	$11.69	$11.03	$10.94
Investment Operations
Net Investment Income	.509	.504	.483	.571	.620
Net Realized and Unrealized Gain (Loss) on Investments	(.354)	(.154)	(.058)	.838	.090
Total from Investment Operations	.155	.350	.425	1.409	.710
Distributions
Dividends from Net Investment Income	(.509)	(.504)	(.483)	(.571)	(.620)
Distributions from Realized Capital Gains	(.076)	(.016)	(.182)	(.178)	—
Total Distributions	(.585)	(.520)	(.665)	(.749)	(.620)
Net Asset Value, End of Period	$10.85	$11.28	$11.45	$11.69	$11.03
Total Return	1.41%	3.14%	3.71%	13.07%	6.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,735	$2,169	$2,261	$2,680	$1,976
Ratio of Total Expenses to Average Net Assets	0.26%	0.24%	0.26%	0.28%	0.29%
Ratio of Net Investment Income to Average Net Assets	4.59%	4.45%	4.14%	4.93%	5.60%
Portfolio Turnover Rate	66%	61%	34%	110%	33%

60

Intermediate-Term Treasury Fund

Admiral Shares

Year Ended January 31,	Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.28	$11.45	$11.69	$11.03	$10.94
Investment Operations
Net Investment Income	.526	.518	.498	.586	.614
Net Realized and Unrealized Gain (Loss) on Investments	(.354)	(.154)	(.058)	.838	.090
Total from Investment Operations	.172	.364	.440	1.424	.704
Distributions
Dividends from Net Investment Income	(.526)	(.518)	(.498)	(.586)	(.614)
Distributions from Realized Capital Gains	(.076)	(.016)	(.182)	(.178)	—
Total Distributions	(.602)	(.534)	(.680)	(.764)	(.614)
Net Asset Value, End of Period	$10.85	$11.28	$11.45	$11.69	$11.03
Total Return	1.56%	3.27%	3.85%	13.22%	6.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,093	$1,665	$1,694	$1,979	$1,732
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.13%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	4.75%	4.58%	4.27%	5.10%	5.65%[2]
Portfolio Turnover Rate	66%	61%	34%	110%	33%

1 Inception.
2 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

61

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Yorktown Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector.

Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in

62

Intermediate-Term Treasury Fund

Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $457,000 to Vanguard (included in Other Assets), representing 0.01% the fund’s net assets and 0.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,550,000 from accumulated net realized gains to paid-in capital.

Capital gains required to be distributed in December 2005 included net gains realized through October 31, 2005. Subsequently, the fund realized capital losses of $8,531,000, which are available to offset future net capital gains through January 31, 2015.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $10,497,000, consisting of unrealized gains of $42,134,000 on securities that had risen in value since their purchase and $31,637,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended January 31, 2006, the fund purchased $2,722,056,000 of investment securities and sold $2,417,295,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	415,983	37,551	457,574	40,419

Issued in Lieu of Cash Distributions	85,503	7,735	83,196	7,357

Redeemed	(862,104)	(77,777)	(598,499)	(52,976)

Net Increase (Decrease)-Investor Shares	(360,618)	(32,491)	(57,729)	(5,200)

Admiral Shares

Issued	846,572	76,396	368,411	32,464

Issued in Lieu of Cash Distributions	83,357	7,554	64,130	5,671

Redeemed	(427,903)	(38,742)	(434,069)	(38,414)

Net Increase (Decrease)-Admiral Shares	502,026	45,208	(1,528)	(279)

63

GNMA Fund

Fund Profile
 As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	25[3]	106	6,453
Yield		—	—
Investor Shares	4.8%
Admiral Shares	4.9%
Yield to Maturity	5.4%[4]	5.4%	5.2%
Average Coupon	5.6%	5.7%	5.2%
Average Effective Maturity	6.2 years	6.5 years	7.1 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	3.4 years	3.3 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.11%
Short-Term Reserves	2%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.94	1.00	0.90	1.00
Beta	1.27	1.00	0.72	1.00

Distribution by Coupon (% of portfolio)

Below 6%	67%
6%-7%	29
7%-8%	3
Above 8%	1

Investment Focus

1 Lehman GNMA Index.
2 Lehman Aggregate Bond Index.
3 Issues are mortgage pools grouped by coupon.
4 Before expenses.
5 Moody’s Investors Service.
   See page 91 for a glossary of investment terms.

64

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

GNMA Fund Investor Shares	2.88%	5.20%	6.04%	$17,981

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman GNMA Index	2.96	5.16	6.15	18,171

Average GNMA Fund[1]	1.98	4.32	5.18	16,575

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

GNMA Fund Admiral Shares	2.97%	5.32%	$129,372

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman GNMA Index	2.96	5.22	128,726

1 Derived from data provided by Lipper Inc.
2 February 12, 2001.
   Note: See Financial Highlights tables on pages 71 and 72 for dividend and capital gains information.

65

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-2.1%	7.3%	5.2%	5.6%

1998	2.5	7.4	9.9	9.7

1999	0.0	6.8	6.8	6.7

2000	-7.3	6.4	-0.9	0.3

2001	6.6	7.5	14.1	13.9

2002	0.9	6.5	7.4	7.6

2003	2.9	5.8	8.7	7.9

2004	-1.9	4.8	2.9	3.1

2005	-0.4	4.7	4.3	4.4

2006	-1.8	4.7	2.9	3.0

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	6/27/1980	3.33%	5.48%	-0.09%	6.18%	6.09%

Admiral Shares	2/12/2001	3.42	5.35[2]	—	—	—

1 Lehman GNMA Index.
2 Return since inception.

66

GNMA Fund

Financial Statements

Statement of Net Assets
 As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Government National Mortgage Association Obligations (98.2%)
1 Government National Mortgage Assn	4.500%	5/15/33-9/15/33	75,514	72,701
1 Government National Mortgage Assn	5.000%	1/15/30-12/15/35	4,508,622	4,451,817
1 Government National Mortgage Assn	5.500%	3/15/13-1/15/36	11,291,799	11,354,597
1 Government National Mortgage Assn	6.000%	10/15/16-1/15/36	5,370,029	5,519,764
1 Government National Mortgage Assn	6.500%	6/15/08-5/15/35	1,355,199	1,419,068
1 Government National Mortgage Assn	7.000%	4/15/07-9/15/32	525,810	552,460
1 Government National Mortgage Assn	7.250%	12/15/26-2/15/27	295	313
1 Government National Mortgage Assn	7.500%	3/15/06-10/15/31	210,199	221,541
1 Government National Mortgage Assn	7.750%	2/15/27	270	287
1 Government National Mortgage Assn	8.000%	8/15/06-8/15/31	94,030	100,167
1 Government National Mortgage Assn	8.250%	4/15/08-7/15/08	247	270
1 Government National Mortgage Assn	8.500%	8/15/08-6/15/28	22,233	23,823
1 Government National Mortgage Assn	9.000%	9/15/08-2/15/23	17,586	19,006
1 Government National Mortgage Assn	9.250%	9/15/16-7/15/17	71	78
1 Government National Mortgage Assn	9.500%	7/15/09-7/15/22	8,658	9,464
1 Government National Mortgage Assn	10.000%	7/20/14-8/20/18	108	122
1 Government National Mortgage Assn	11.000%	7/15/10-2/20/16	45	53
1 Government National Mortgage Assn	11.250%	9/20/15-2/20/16	48	54
1 Government National Mortgage Assn	11.500%	5/15/13-11/20/15	79	89
1 Government National Mortgage Assn	12.000%	1/15/13-1/20/16	142	164
1 Government National Mortgage Assn	12.500%	12/20/13-7/20/15	56	69
1 Government National Mortgage Assn	13.000%	1/15/11-1/20/15	75	87
1 Government National Mortgage Assn	13.500%	5/15/10-12/15/14	29	36
1 Government National Mortgage Assn	14.000%	6/15/11	22	25
1 Government National Mortgage Assn	15.000%	5/15/12	17	19
Total Government National Mortgage Association Obligations (Cost $23,779,423)				23,746,074

67

GNMA Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Temporary Cash Investment (1.6%)

Repurchase Agreement

Bank of America
(Dated 1/31/06, Repurchase Value $382,547,000,
collateralized by Federal National Mortgage Assn.,
5.500%, 9/1/19-10/1/33)
(Cost $382,500)	4.460%	2/1/06	382,500	382,500

Total Investments (99.8%)
(Cost $24,161,923)				24,128,574

Other Assets and Liabilities (0.2%)
Other Assets—Note C				138,863

Liabilities				(81,399)

				57,464

Net Assets (100%)				24,186,038

At January 31, 2006, net assets consisted of:2

Amount ($000)
Paid-in Capital	24,335,226
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(115,839)
Unrealized Depreciation	(33,349)
Net Assets	24,186,038

Investor Shares-Net Assets
Applicable to 1,351,095,077 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,905,301
Net Asset Value Per Share-Investor Shares	$10.29

Admiral Shares-Net Assets
Applicable to 998,917,722 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,280,737
Net Asset Value Per Share-Admiral Shares	$10.29

• See Note A in Notes to Financial Statements.
1 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

68

GNMA Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Interest	1,184,479

Total Income	1,184,479

Expenses

Investment Advisory Fees—Note B	2,367

The Vanguard Group—Note C

Management and Administrative

Investor Shares	26,583

Admiral Shares	5,754

Marketing and Distribution

Investor Shares	3,797

Admiral Shares	1,328

Custodian Fees	2,662

Auditing Fees	20

Shareholders' Reports

Investor Shares	370

Admiral Shares	28

Trustees' Fees and Expenses	27

Total Expenses	42,936

Net Investment Income	1,141,543

Realized Net Gain (Loss) on Investment Securities Sold	(4,018)

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(451,918)

Net Increase (Decrease) in Net Assets Resulting from Operations	685,607

69

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	1,141,543	1,107,287

Realized Net Gain (Loss)	(4,018)	(27,462)

Change in Unrealized Appreciation (Depreciation)	(451,918)	(78,843)

Net Increase (Decrease) in Net Assets Resulting from Operations	685,607	1,000,982

Distributions

Net Investment Income

Investor Shares	(774,361)	(864,721)

Admiral Shares	(367,182)	(242,566)

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Total Distributions	(1,141,543)	(1,107,287)

Capital Share Transactions—Note F

Investor Shares	(4,717,264)	(216,437)

Admiral Shares	5,050,560	51,309

Net Increase (Decrease) from Capital Share Transactions	333,296	(165,128)

Total Increase (Decrease)	(122,640)	(271,433)

Net Assets

Beginning of Period	24,308,678	24,580,111

End of Period	24,186,038	24,308,678

70

GNMA Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.48	$10.52	$10.72	$10.44	$10.35

Investment Operations

Net Investment Income	.483	.480	.502	.588	.650

Net Realized and Unrealized Gain (Loss)
on Investments	(.190)	(.040)	(.200)	.300	.090

Total from Investment Operations	.293	.440	.302	.888	.740

Distributions

Dividends from Net Investment Income	(.483)	(.480)	(.502)	(.588)	(.650)

Distributions from Realized Capital Gains	—	—	—	(.020)	—

Total Distributions	(.483)	(.480)	(.502)	(.608)	(.650)

Net Asset Value, End of Period	$10.29	$10.48	$10.52	$10.72	$10.44

Total Return	2.88%	4.31%	2.89%	8.73%	7.35%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$13,905	$18,946	$19,245	$22,113	$15,839

Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.20%	0.22%	0.25%

Ratio of Net Investment Income to
Average Net Assets	4.67%	4.61%	4.73%	5.51%	6.24%

Portfolio Turnover Rate	38%	53%	64%	65%	37%

71

GNMA Fund

Admiral Shares

	Year Ended January 31,				Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.48	$10.52	$10.72	$10.44	$10.32

Investment Operations

Net Investment Income	.492	.487	.509	.593	.631

Net Realized and Unrealized Gain (Loss)
on Investments	(.190)	(.040)	(.200)	.300	.120

Total from Investment Operations	.302	.447	.309	.893	.751

Distributions

Dividends from Net Investment Income	(.492)	(.487)	(.509)	(.593)	(.631)

Distributions from Realized Capital Gains	—	—	—	(.020)	—

Total Distributions	(.492)	(.487)	(.509)	(.613)	(.631)

Net Asset Value, End of Period	$10.29	$10.48	$10.52	$10.72	$10.44

Total Return	2.97%	4.38%	2.96%	8.78%	7.47%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$10,281	$5,363	$5,335	$6,031	$3,605

Ratio of Total Expenses to
Average Net Assets	0.11%	0.13%	0.13%	0.17%	0.19%[2]

Ratio of Net Investment Income to
Average Net Assets	4.77%	4.68%	4.80%	5.54%	6.17%[2]

Portfolio Turnover Rate	38%	53%	64%	65%	37%

1 Inception.
2 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

72

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2006, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

73

GNMA Fund

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $2,832,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2006, the fund had available realized losses of $67,638,000 to offset future net capital gains of $29,714,000 through January 31, 2012, $26,020,000 through January 31, 2013, and $11,904,000 through January 31, 2015.

At January 31, 2006, net unrealized depreciation of investment securities for tax purposes was $33,349,000, consisting of unrealized gains of $164,057,000 on securities that had risen in value since their purchase and $197,406,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended January 31, 2006, the fund purchased $9,431,229,000 of investment securities and sold $8,939,351,000 of investment securities other than temporary cash investments.

F.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	2,860,589	275,896	3,483,812	334,053

Issued in Lieu of Cash Distributions	633,258	61,218	699,968	67,212

Redeemed	(8,211,111)	(793,206)	(4,400,217)	(423,363)

Net Increase (Decrease)-Investor Shares	(4,717,264)	(456,092)	(216,437)	(22,098)

Admiral Shares

Issued	6,571,301	634,556	1,411,973	135,426

Issued in Lieu of Cash Distributions	247,706	24,002	156,970	15,071

Redeemed	(1,768,447)	(171,212)	(1,517,634)	(146,027)

Net Increase (Decrease)-Admiral Shares	5,050,560	487,346	51,309	4,470

74

GNMA Fund

Long-Term Treasury Fund

Fund Profile
 As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	24	35	6,453
Yield		—	—
Investor Shares	4.5%
Admiral Shares	4.6%
Yield to Maturity	4.7%3	4.7%	5.2%
Average Coupon	7.1%	7.2%	5.2%
Average Effective Maturity	17.0 years	17.0 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	10.1 years	10.4 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.26%
Admiral Shares	0.10%
Short-Term Reserves	2%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	1.00	1.00	0.95	1.00
Beta	0.97	1.00	2.30	1.00

Sector Diversification5 (% of portfolio)

Treasury/Agency	98%
Short-Term Reserves	2

Distribution by Maturity (% of portfolio)

Under 1 Year	2%
1-5 Years	0
5-10 Years	-46
10-20 Years	64
20-30 Years	38

Distribution by Credit Quality4 (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman Long Treasury Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody's Investors Service.
5 Agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
6 Reflects a short futures position being used for duration-management purposes.
   See page 91 for a glossary of investment terms.

75

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996-January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Long-Term Treasury Fund Investor Shares	2.98%	7.12%	7.00%	$19,675

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman Long Treasury Index	2.93	7.19	7.26	20,149

Average General Treasury Fund[1]	3.20	5.51	5.66	17,336

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Long-Term Treasury Fund Admiral Shares	3.14%	7.21%	$141,330

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman Long Treasury Index	2.93	7.16	140,986

1 Derived from data provided by Lipper Inc.
2 February 12, 2001.
   Note: See Financial Highlights tables on pages 82 and 83 for dividend and capital gains information.

76

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-8.2%	6.4%	-1.8%	-1.6%

1998	9.7	7.1	16.8	18.3

1999	5.8	6.2	12.0	12.3

2000	-13.7	5.3	-8.4	-8.3

2001	11.7	6.9	18.6	18.8

2002	-0.4	5.7	5.3	5.4

2003	9.0	5.8	14.8	14.9

2004	0.0	4.9	4.9	4.6

2005	2.7	5.3	8.0	8.6

2006	-1.9	4.9	3.0	2.9

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	5/19/1986	6.61%	7.37%	1.25%	5.84%	7.09%

Admiral Shares	2/12/2001	6.77	7.542	—	—	—

1 Lehman Long Treasury Index.
2 Return since inception.

77

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.3%)
U.S. Government Securities (93.4%)
U.S. Treasury Bond	8.875%	2/15/19	42,000	58,984
U.S. Treasury Bond	8.125%	8/15/19	201,673	270,179
U.S. Treasury Bond	8.500%	2/15/20	71,500	99,050
U.S. Treasury Bond	8.750%	8/15/20	29,000	41,198
U.S. Treasury Bond	7.875%	2/15/21	241,581	322,813
U.S. Treasury Bond	8.125%	5/15/21	92,875	126,978
U.S. Treasury Bond	8.125%	8/15/21	32,000	43,865
U.S. Treasury Bond	8.000%	11/15/21	23,000	31,298
U.S. Treasury Bond	7.125%	2/15/23	83,000	105,929
U.S. Treasury Bond	6.250%	8/15/23	101,500	119,548
U.S. Treasury Bond	7.500%	11/15/24	4,000	5,361
U.S. Treasury Bond	7.625%	2/15/25	10,000	13,584
U.S. Treasury Bond	6.875%	8/15/25	52,000	65,999
U.S. Treasury Bond	6.000%	2/15/26	45,000	52,270
U.S. Treasury Bond	6.750%	8/15/26	49,000	61,801
U.S. Treasury Bond	6.500%	11/15/26	31,050	38,211
U.S. Treasury Bond	6.625%	2/15/27	50,000	62,453
U.S. Treasury Bond	6.375%	8/15/27	110,650	134,907
U.S. Treasury Bond	6.125%	11/15/27	75,000	89,039
U.S. Treasury Bond	5.500%	8/15/28	26,600	29,405
U.S. Treasury Bond	5.250%	11/15/28	15,000	16,085
U.S. Treasury Bond	5.250%	2/15/29	13,000	13,945
1 U.S. Treasury Bond	6.125%	8/15/29	232,500	278,381
				2,081,283

78

Long-Term Treasury Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Agency Bonds and Notes (2.9%)
Private Export Funding Corp. (U.S. Government Guaranteed)	4.950%	11/15/15	65,000	64,999
				64,999
Total U.S. Government and Agency Obligations (Cost $1,967,272)				2,146,282
			Shares
Temporary Cash Investment (0.7%)
2 Vanguard Yorktown Liquidity Fund, 4.393% (Cost $14,768)			14,767,939	14,768
Total Investments (97.0%) (Cost $1,982,040)				2,161,050
Other Assets and Liabilities (3.0%)
Receivables for Accrued Income				50,733
Other Assets-Note B				21,368
Liabilities				(5,823)
				66,278
Net Assets (100%)				2,227,328

At January 31, 2006, net assets consisted of:3

Amount ($000)
Paid-in Capital	2,052,191
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(4,273)
Unrealized Appreciation
Investment Securities	179,010
Futures Contracts	400
Net Assets	2,227,328

Investor Shares-Net Assets
Applicable to 124,432,530 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,418,535
Net Asset Value Per Share-Investor Shares	$11.40

Admiral Shares-Net Assets
Applicable to 70,946,287 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	808,793
Net Asset Value Per Share-Admiral Shares	$11.40

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,395,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

79

Long-Term Treasury Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Interest[1]	105,848

Total Income	105,848

Expenses

The Vanguard Group—Note B

Investment Advisory Services	223

Management and Administrative

Investor Shares	3,255

Admiral Shares	410

Marketing and Distribution

Investor Shares	316

Admiral Shares	99

Custodian Fees	32

Auditing Fees	21

Shareholders' Reports

Investor Shares	53

Admiral Shares	2

Trustees' Fees and Expenses	2

Total Expenses	4,413

Net Investment Income	101,435

Realized Net Gain (Loss)

Investment Securities Sold	19,139

Futures Contracts	4,596

Realized Net Gain (Loss)	23,735

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(67,025)

Futures Contracts	505

Change in Unrealized Appreciation (Depreciation)	(66,520)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,650

1 Interest income from an affiliated company of the fund was $881,000.

80

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	101,435	93,696

Realized Net Gain (Loss)	23,734	19,071

Change in Unrealized Appreciation (Depreciation)	(66,520)	29,977

Net Increase (Decrease) in Net Assets Resulting from Operations	58,649	142,744

Distributions

Net Investment Income

Investor Shares	(71,190)	(71,546)

Admiral Shares	(30,245)	(22,150)

Realized Capital Gain[1]

Investor Shares	(17,580)	(9,220)

Admiral Shares	(8,412)	(2,689)

Total Distributions	(127,427)	(105,605)

Capital Share Transactions—Note E

Investor Shares	(27,619)	(9,462)

Admiral Shares	397,423	(22,982)

Net Increase (Decrease) from Capital Share Transactions	369,804	(32,444)

Total Increase (Decrease)	301,026	4,695

Net Assets

Beginning of Period	1,926,302	1,921,607

End of Period	2,227,328	1,926,302

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $6,728,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

81

Long-Term Treasury Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.76	$11.52	$11.66	$10.84	$10.88

Investment Operations

Net Investment Income	.563	.574	.562	.585	.601

Net Realized and Unrealized Gain (Loss)
on Investments	(.218)	.314	(.001)	.973	(.040)

Total from Investment Operations	.345	.888	.561	1.558	.561

Distributions

Dividends from Net Investment Income	(.563)	(.574)	(.562)	(.585)	(.601)

Distributions from Realized Capital Gains	(.142)	(.074)	(.139)	(.153)	—

Total Distributions	(.705)	(.648)	(.701)	(.738)	(.601)

Net Asset Value, End of Period	$11.40	$11.76	$11.52	$11.66	$10.84

Total Return	2.98%	8.01%	4.94%	14.77%	5.26%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,419	$1,490	$1,471	$1,677	$1,363
Ratio of Total Expenses to
Average Net Assets	0.26%	0.24%	0.26%	0.28%	0.29%

Ratio of Net Investment Income to
Average Net Assets	4.82%	5.02%	4.81%	5.19%	5.52%

Portfolio Turnover Rate	25%	38%	64%	100%	64%

82

Long-Term Treasury Fund

Admiral Shares

	Year Ended January 31,				Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.76	$11.52	$11.66	$10.84	$10.92

Investment Operations

Net Investment Income	.581	.588	.577	.599	.597

Net Realized and Unrealized Gain (Loss)
on Investments	(.218)	.314	(.001)	.973	(.080)

Total from Investment Operations	.363	.902	.576	1.572	.517

Distributions

Dividends from Net Investment Income	(.581)	(.588)	(.577)	(.599)	(.597)

Distributions from Realized Capital Gains	(.142)	(.074)	(.139)	(.153)	—

Total Distributions	(.723)	(.662)	(.716)	(.752)	(.597)

Net Asset Value, End of Period	$11.40	$11.76	$11.52	$11.66	$10.84

Total Return	3.14%	8.15%	5.07%	14.92%	4.93%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$809	$436	$450	$536	$532

Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.13%	0.15%	0.15%[2]

Ratio of Net Investment Income to
Average Net Assets	4.99%	5.15%	4.94%	5.34%	5.60%[2]

Portfolio Turnover Rate	25%	38%	64%	100%	64%

1 Inception.
2 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

83

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Yorktown Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

84

Long-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $255,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,248,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2006, the fund had $10,499,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $14,340,000 through January 31, 2006, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $164,670,000, consisting of unrealized gains of $166,541,000 on securities that had risen in value since their purchase and $1,871,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

5-Year Treasury Note	(1,480)	156,487	400

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

85

Long-Term Treasury Fund

D.     During the year ended January 31, 2006, the fund purchased $846,088,000 of investment securities and sold $514,831,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	446,492	38,184	247,414	21,558

Issued in Lieu of Cash Distributions	78,866	6,781	70,348	6,145

Redeemed	(552,978)	(47,279)	(327,224)	(28,738)

Net Increase (Decrease)-Investor Shares	(27,620)	(2,314)	(9,462)	(1,035)

Admiral Shares

Issued	483,848	41,340	77,557	6,821

Issued in Lieu of Cash Distributions	29,714	2,560	18,729	1,636

Redeemed	(116,139)	(10,018)	(119,268)	(10,485)

Net Increase (Decrease)-Admiral Shares	397,423	33,882	(22,982)	(2,028)

86

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (separate funds of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund and Vanguard Yorktown Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard U.S. Government Bond Funds

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds distributed $39,092,000, $27,979,000, and $20,318,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

87

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below and on page 89 illustrate your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended January 31, 2006

U.S. Government Bond Funds	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Short-Term Treasury-Investor Shares	$1,000.00	$1,012.72	$1.32
Short-Term Treasury-Admiral Shares	1,000.00	1,013.62	0.46
Short-Term Federal-Investor Shares	$1,000.00	$1,013.75	$1.02
Short-Term Federal-Admiral Shares	1,000.00	1,014.27	0.46
Inflation-Protected Securities-Investor Shares	$1,000.00	$1,022.39	$1.02
Inflation-Protected Securities-Admiral Shares	1,000.00	1,022.21	0.56
Inflation-Protected Securities-Institutional Shares	1,000.00	1,022.89	0.41
Intermediate-Term Treasury-Investor Shares	$1,000.00	$1,007.48	$1.37
Intermediate-Term Treasury-Admiral Shares	1,000.00	1,008.39	0.46
GNMA-Investor Shares	$1,000.00	$1,018.01	$1.07
GNMA-Admiral Shares	1,000.00	1,018.54	0.51
Long-Term Treasury-Investor Shares	$1,000.00	$1,002.36	$1.36
Long-Term Treasury-Admiral Shares	1,000.00	1,003.27	0.45

1	The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.26% for Investor Shares and 0.09% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.09% for Admiral Shares; for the Inflation-Protected Securities Fund, 0.20% for Investor Shares, 0.11% for Admiral Shares, and 0.08% for Institutional Shares; for the Intermediate-Term Treasury Fund, 0.27% for Investor Shares and 0.09% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.27% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

88

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2006

U.S. Government Bond Funds	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury-Investor Shares	$1,000.00	$1,023.89	$1.33
Short-Term Treasury-Admiral Shares	1,000.00	1,024.75	0.46
Short-Term Federal-Investor Shares	$1,000.00	$1,024.20	$1.02
Short-Term Federal-Admiral Shares	1,000.00	1,024.75	0.46
Inflation-Protected Securities-Investor Shares	$1,000.00	$1,024.20	$1.02
Inflation-Protected Securities-Admiral Shares	1,000.00	1,024.65	0.56
Inflation-Protected Securities-Institutional Shares	1,000.00	1,024.80	0.41
Intermediate-Term Treasury-Investor Shares	$1,000.00	$1,023.84	$1.38
Intermediate-Term Treasury-Admiral Shares	1,000.00	1,024.75	0.46
GNMA-Investor Shares	$1,000.00	$1,024.15	$1.07
GNMA-Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Treasury-Investor Shares	$1,000.00	$1,023.84	$1.38
Long-Term Treasury-Admiral Shares	1,000.00	1,024.75	0.46

Note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

89

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

90

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032006

Vanguard® Corporate Bond Funds

 > Annual Report

January 31, 2006

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

> During the 12 months ended January 31, 2006, the four Vanguard corporate bond funds posted returns that ranged from 1.3% to 4.0%.

> With the exception of the High-Yield Corporate Fund, the funds matched or surpassed their index benchmarks.

> Bonds with the shortest maturities posted the highest returns among investment-grade securities.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Reports	8,10
Short-Term Investment-Grade Fund	12
Intermediate-Term Investment-Grade Fund	46
Long-Term Investment-Grade Fund	73
High-Yield Corporate Fund	92
About Your Fund's Expenses	115
Glossary	118

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2006

Total Return
Vanguard Short-Term Investment-Grade Fund
Investor Shares	2.4%
Admiral™Shares[1]	2.5
Institutional Shares[2]	2.6
Lehman 1-5 Year U.S. Credit Index	1.5
Average 1-5 Year Investment Grade Debt Fund[3]	1.6
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	1.4%
Admiral Shares	1.5
Lehman 5-10 Year U.S. Credit Index	0.6
Average Intermediate Investment Grade Debt Fund[3]	1.4
Vanguard Long-Term Investment-Grade Fund
Investor Shares	1.3%
Admiral Shares	1.4
Lehman Long Credit A or Better Index	1.3
Average Corporate A-Rated Debt Fund[3]	1.3
Vanguard High-Yield Corporate Fund
Investor Shares	3.9%
Admiral Shares	4.0
Lehman High Yield Index	4.5
Average High-Current-Yield Fund[3]	4.0

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 This class of shares also carries low expenses and is available for a minimum investment of $50 million.
3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The four Vanguard Corporate Bond Funds posted modest returns in the fiscal year ended January 31, 2006. Although the funds’ share prices fell, the income each generated was sufficient to overcome the price declines.

As the table on page 1 shows, the funds’ total returns ranged from 1.3% for the Investor Shares of the Long-Term Investment-Grade Fund to 4.0% for the Admiral Shares of the High-Yield Corporate Fund. (Total return consists of the change in share price plus reinvested income and capital gains distributions.) The Short-Term Investment-Grade Fund handily outpaced the average return of its peer group; the three other funds performed in line with peer averages. All except the High-Yield Corporate Fund matched or exceeded the returns of their benchmark indexes.

The table on page 7 shows share prices at the start and end of the period for each of the funds, as well as distributions made during the year. The table on page 4 shows the income and capital components of each fund’s return; it also shows the funds’ yields, which rose noticeably during the period.

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term interest rates to 4.50% by the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months. Rate increases were sharpest—and the attendant price declines most pronounced—among short-term Treasury bonds, which generated weak total returns. Longer-term Treasury bonds held up better, with rate increases—and price declines—that were more modest.

While stock prices rallied, economic signals were mixed

U.S. stocks produced strong returns for the period. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns. International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note. Robust profit growth and steady job creation sounded an optimistic counterpoint.

A combination of market factors held the funds’ returns in check

Two factors combined to hold down returns from the investment-grade corporate bond market during the 12 months ended January 31. The first was the Fed’s series of increases in short-term interest rates, which led to rising rates across the maturity spectrum. The second was the widening of the spread between yields of Treasury securities and those of investment-grade corporate issues of like maturity. In other words, corporate yields rose more than

Market Barometer

	Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%

Lehman Municipal Bond Index	2.8	4.6	5.4

Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2

Stocks

Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%

Russell 2000 Index (Small-caps)	18.9	26.9	9.0

Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1

MSCI All Country World Index ex USA (International)	27.5	30.6	7.8

CPI

Consumer Price Index	4.0%	3.0%	2.5%

Treasury yields, a result of investors’ growing concern about a number of issues, including corporate profitability and competitiveness as well as oil prices.

Amid these challenges, two of the investment-grade funds produced returns in line with those of their peers while one, the Short-Term Investment-Grade Fund, significantly outperformed its peer fund. Each fund’s share price fell during the fiscal year; however, each produced income that more than offset the decline. The funds’ investment advisors—Vanguard Fixed Income Group for the Short- and Intermediate-Term Funds and Wellington Management Company for the Long-Term Fund—adopted defensive postures, keeping each fund’s duration (a measure of interest-rate sensitivity) at the short end of its typical range. This positioning helped blunt the impact of rising rates on the funds’ share prices.

The High-Yield Corporate Fund faced a somewhat different challenge over the period. By mandate, the fund maintains somewhat higher credit quality than many other mutual funds in the “junk bond” market. Wellington Management Company therefore kept a relatively large portion of the fund’s assets in the “upper tier” of the below-investment-grade market during the period. This cautious positioning enables the fund to avoid much of the payment uncertainty and price volatility of the most speculative issues. At times during the fiscal year, however, these riskier bonds offered better performance than others in the junk market, which explains the fund’s underperformance of its benchmark.

Yields and Returns

	SEC 30-Day Annualized Yields on January 31,		Components of Total Returns Year Ended January 31, 2006
Bond Fund	2005	2006	Capital Return	Income Return	Total Return

Short-Term Investment-Grade

Investor Shares	3.34%	4.53%	-1.22%	3.66%	2.44%

Admiral Shares	3.42	4.66	-1.22	3.77	2.55

Institutional Shares	3.45	4.67	-1.22	3.80	2.58

Intermediate-Term Investment-Grade

Investor Shares	4.32%	5.03%	-3.30%	4.66%	1.36%

Admiral Shares	4.42	5.14	-3.30	4.77	1.47

Long-Term Investment-Grade

Investor Shares	5.14%	5.43%	-4.00%	5.27%	1.27%

Admiral Shares	5.25	5.57	-4.00	5.40	1.40

High-Yield Corporate

Investor Shares	5.99%	6.78%	-3.13%	7.02%	3.89%

Admiral Shares	6.10	6.93	-3.13	7.17	4.04

For more details on the funds’ holdings and performance, please see the Advisors’ Reports, which begin on page 8.

The funds’ long-term records continue to be outstanding

It is never prudent to judge a long-term investment on one year of performance. Short-term fluctuations can affect absolute and relative performance from year to year. Long-term performance is a better barometer of how well funds meet their mandates.

As you can see in the table on page 6, all four Vanguard funds have outperformed their respective peer-group averages by significant margins over the past decade. For example, consider a hypothetical $10,000 initial investment in the Intermediate-Term Investment-Grade Fund. This investment would have grown to $17,958—or more than $1,300 more than the result of a similar investment in the average competitor.

The investment advisors have extensive experience in security selection and portfolio positioning in a variety of market environments. Vanguard’s low costs have also helped by allowing more of the funds’ gains to be returned to shareholders, where they rightfully belong. Each fund’s expense ratio (operating costs as a percentage of net asset value) is a fraction of the average for its peer group. (For a comparison of the funds’ costs with the averages for their competitors, see the table below.) Costs are especially significant for bond funds, whose returns tend to be concentrated within a narrower range than those of stock funds.

Expense Ratios:1
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Institutional Shares	Peer Group
Short-Term Investment-Grade Fund	0.21%	0.10%	0.07%	0.96%
Intermediate-Term Investment-Grade Fund	0.21	0.10	—	0.99
Long-Term Investment-Grade Fund	0.25	0.12	—	1.13
High-Yield Corporate Fund	0.25	0.12	—	1.27

1	Fund expense ratios reflect the fiscal year ended January 31, 2006. Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment-Grade Debt Fund; for the Intermediate-Term Investment-Grade Debt Fund, the Average Intermediate Investment-Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

Diversification and balance can help you stay on an even keel

Many investors are frustrated by the seeming complexity and unpredictability of the stock and bond markets. These markets don’t always move the way we expect them to. In the absence of reliable forecasts, many investors are left to ponder what their next move should be amid the flurry of daily market activity that the media pundits insist is important for their portfolios.

At Vanguard, we counsel investors to resist the temptation to change, to tune out the market noise, and to maintain focus on their objectives—whether it is building assets for retirement, saving for college, or some other goal. If you hold a well-thought-out portfolio of stock funds, bond funds, and short-term investments that is diversified appropriately for your goals and circumstances, you should be comfortable staying the course through good and bad markets. Your choice of one or more of the Vanguard Corporate Bond Funds can provide you with exposure to income-producing securities that can help you meet your portfolio’s diversification needs.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 14, 2006

Total Returns

	Ten Years Ended December 31, 2005
	Average Annual Return		Final Value of a $10,000 Initial Investment
Bond Fund Investor Shares	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund

Short-Term Investment-Grade	5.1%	4.5%	$16,423	$15,482

Intermediate-Term Investment-Grade	6.0	5.2	17,958	16,636

Long-Term Investment-Grade	7.0	5.2	19,671	16,605

High-Yield Corporate	6.0	5.4	17,952	16,946

Your Fund’s Performance at a Glance:
January 31, 2005-January 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Short-Term Investment-Grade Fund

Investor Shares	$10.63	$10.50	$0.384	$0.000

Admiral Shares	10.63	10.50	0.395	0.000

Institutional Shares	10.63	10.50	0.399	0.000

Intermediate-Term Investment-Grade Fund

Investor Shares	$10.08	$9.73	$0.466	$0.018

Admiral Shares	10.08	9.73	0.477	0.018

Long-Term Investment-Grade Fund

Investor Shares	$9.76	$9.37	$0.515	$0.000

Admiral Shares	9.76	9.37	0.527	0.000

High-Yield Corporate Fund

Investor Shares	$6.39	$6.19	$0.437	$0.000

Admiral Shares	6.39	6.19	0.445	0.000

Advisor’s Report

For the Short- and Intermediate-Term Investment-Grade Funds

During the fiscal year ended January 31, 2006, the returns of the different share classes of the Short-Term Investment-Grade Fund clustered around 2.5%. The Investor Shares of the Intermediate-Term Investment-Grade Fund returned 1.4%, and the fund’s Admiral Shares returned 1.5%. Both funds outperformed their benchmarks.

The investment environment

During the fiscal year, the U.S. economy enjoyed respectable growth. Output increased by 3.1% during calendar 2005. Surging energy prices produced a sharp rise in the Consumer Price Index, but the core inflation rate, which excludes food and energy, and the Federal Reserve Board’s preferred inflation gauge (the PCE, or personal consumption expenditure, deflator) suggested that inflation remained under control.

The U.S. Bond market

Although the economic backdrop was unremarkable, the bond market’s interest rate dynamics made for a challenging investment environment. The Treasury yield curve flattened significantly over the fiscal year. The spread between the yields of 2- and 30-year Treasuries narrowed from 131 basis points (1.31 percentage points) at the start of the period to just 16 basis points at the close. This spread peaked at more than 350 basis points in 2003.

Signs of flattening were visible along the entire yield curve:

• The yield of 2-year Treasuries rose by 125 basis points to close the period at 4.52%, only 2 basis points above the federal funds target rate.

• The yield of 5-year Treasuries rose by 76 basis points to close at 4.45%—below the yield of the 2-year note.

• The yield of 10-year Treasuries rose only 39 basis points and finished the period even with that of the 2-year notes, at 4.52%.

• The yield of 30-year Treasury bonds had the smallest increase, advancing just 9 basis points to end the fiscal year at 4.68%.

Corporate bonds trailed most other segments of the fixed income market. The spreads between Treasury and corporate yields increased as investors grew concerned about leveraged buyouts and other strategies designed to benefit equity holders. Lower-quality investment-grade bonds were the weakest performers, primarily because of the automotive sector. For example, bonds rated BBB, the lowest investment-grade rating, underperformed those rated AA by 134 basis points. The automotive sector, which dominates the BBB portion of the index, underperformed AA-rated bonds by –1,073 basis points as the major automakers were downgraded to below-investment-grade status. Crossover credits—from those companies that had split credit ratings between investment-grade and sub-investment-grade—and high-yield securities outperformed Treasuries.

In addition to the automotive sector, the packaging, supermarket, and entertainment sectors were some of the weakest performers. Sector leaders were airlines, tobacco, property and casualty insurers, and sovereign bonds.

The management of the funds

During the past fiscal year, the Short- and Intermediate-Term Investment-Grade Funds outperformed their benchmarks and bested or matched their peer-group averages. The funds benefited from their relatively short durations, and from portfolio positioning that took advantage of the flattening of the yield curve.

The portfolios’ short durations offered some protection from declining prices as the Fed continued to boost interest rates. We also positioned ourselves for the rise in short-term rates by purchasing floating-rate securities. We took advantage of the yield curve’s flattening by underweighting the shortest-maturity securities—those most affected by the Fed’s rate hikes—while also holding securities at the long end of the funds’ typical maturity ranges. In the flattening environment, the prices of longer-term securities were relatively stable, allowing the funds to benefit from their higher yields.

Also contributing to the funds’ performance were strong credit selection among high-yield securities and our avoidance of supermarket securities and the weakest performers in the auto sector.

Although the yield curve’s flattening suggests that the Fed is close to the end of its efforts to tighten monetary policy, we expect additional interest rate hikes. This is reflected in the Short-Term Investment-Grade Fund’s bearish duration. We kept the Intermediate-Term Investment-Grade Fund’s duration in the bearish range for the first half of the fiscal year, but we’ve since moved the portfolio into the neutral range, consistent with our expectation that intermediate- and longer-term rates will remain relatively stable.

Robert F. Auwaerter, Principal
Vanguard Fixed Income Group
February 22, 2006

Advisor’s Report

For the Long-Term Investment-Grade and High-Yield Corporate Funds

During the fiscal year ended January 31, 2006, the Investor Shares of the Long-Term Investment-Grade Fund returned 1.3%, while those of the High-Yield Corporate Fund returned 3.9%. The funds’ Admiral Shares returned 1.4% and 4.0%, respectively.

The investment environment

The Long-Term Investment-Grade and High-Yield Corporate Funds invest almost exclusively in the U.S. corporate bond market. Each offers credit and duration risk commensurate with the market segment in which it invests. The performance of both portfolios is affected by the direction of interest rates and the overall health of the domestic economy, which influences business conditions for issuers of corporate bonds.

As Ben Bernanke takes over from Alan Greenspan as chairman of the Federal Reserve, the Fed appears to be in the final phase of its effort to raise interest rates. The yield curve is mostly flat, and the direction of the economy is still positive. Consumers stoked the economy over the past four years, but businesses now need to provide the major stimulus.

The decline in the difference between yields of short-maturity Treasury securities and longer-dated Treasuries over the past year illustrates investors’ uncertainty about the direction of the economy. On January 31, 2005, the 3-month Treasury bill yielded 2.5% and the 30-year Treasury bond yielded 4.6%. One year later, the 3-month bill yielded 4.5% and the 30-year bond 4.7%. The stability of the long bond’s yield indicates that investors both believe in the Fed’s commitment to containing inflation and expect economic growth to be slower than in the past.

The level of additional yield offered by corporate bonds over Treasuries generally depends on the economy, liquidity conditions, and the willingness of creditors to take on risk. While economic growth remained strong over the past 12 months, appetite for credit risk declined marginally as the Fed withdrew liquidity and corporate managements embraced certain shareholder-friendly measures, such as aggressive stock-repurchase programs and special dividend distributions. The shift in focus from repairing balance sheets to enriching shareholders led to a slower pace of ratings upgrades.

From a historical perspective, risk premiums are still reasonably narrow for investment-grade and high-yield bonds. We feel that the risks in the investment-grade and high-yield credit markets are still balanced, and we therefore do not anticipate any major change in direction for spreads over the next six months. However, we believe that risk premiums will increase as the effects of the Fed’s interest rate hikes take hold.

Long-Term Investment-Grade Fund

Successes: The fund’s return was very close to that of its benchmark—the Lehman Long Credit A or Better Index—over the past 12 months, despite the fund’s having expenses and the benchmark none. The fund benefited from having a shorter duration than the index as long interest rates rose slightly during the period. The fund also benefited from its holdings in agency debentures, which outperformed corporate issues.

Shortfalls: In comparison with the index, the fund’s performance was hurt by its underweightings in the brokerage and banking industries. Our security selection also detracted from results in these areas.

Positioning: The fund has solid holdings in long-term investment-grade bonds with excellent call protection. The major risk, given the fund’s long duration and maturity, is rising long-term interest rates. While we expect long rates to rise during the year, we are maintaining the duration in line with that of the benchmark because we are uncertain whether near-term economic weakness and technical pressures will push rates lower.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own emerging-market debt or foreign bonds denominated in non-U.S. currencies.

High-Yield Corporate Fund

Successes: Although the fund’s return lagged the 4.5% result for its benchmark—the Lehman High Yield Index—there were pockets of strength in the portfolio, particularly holdings in the cable, paper, and health care industries.

Shortfalls: The fund underperformed its benchmark primarily because of weak credit decisions in the auto sector. Results from holdings in the wireline and wireless industries also hurt performance. The fund experienced one default during the year.

Positioning: The fund is consistent in its investment objective and strategy. Within the lower-quality portion of the corporate bond market, the fund follows a relatively high-quality bias by focusing on the “upper tier” of the credit spectrum. We attempt to find companies with more consistent or stable businesses and with more predictable cash flows than those at the lowest-rated end of the “junk” market.

While our exposure to issues rated BBB remained stable during the year, we reduced our B-rated holdings in favor of higher-quality BB issues. We made this small shift, raising quality at the margin, because of the unbalanced risk of lower-rated bonds with expensive valuations.

We still believe that corporate bonds have an asymmetrical payoff—meaning that their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings among issuers and industries as we seek to mitigate the risk of capital erosion and the effects of credit mistakes. We avoid non-cash-paying securities, and equity-linked securities such as convertibles because of their potential volatility.

Earl E. McEvoy, Senior Vice President and
Portfolio Manager
Wellington Management Company, LLP
February 16, 2006

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	704	1,111	6,453
Yield	—	—
Investor Shares	4.5%
Admiral Shares	4.7%
Institutional Shares	4.7%
Yield to Maturity	5.4%3	5.1%	5.2%
Average Coupon	4.7%	5.3%	5.2%
Average Effective Maturity	2.7 years	3.0 years	7.1 years
Average Quality[4]	Aa2	A1	Aa1
Average Duration	1.9 years	2.7 years	4.5 years
Expense Ratio	—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Institutional Shares	0.07%
Short-Term Reserves	1%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.96	1.00	0.86	1.00
Beta	0.63	1.00	0.38	1.00

Sector Diversification5 (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	17%
Finance	33
Foreign	1
Government Mortgage-Backed	5
Industrial	25
Treasury/Agency	13
Utilities	5
Short-Term Reserves	1%

Distribution by Credit Quality4 (% of portfolio)

Aaa	39%
Aa	23
A	22
Baa	14
Ba	2

Distribution by Maturity (% of portfolio)

Under 1 Year	23%
1-3 Years	50
3-5 Years	18
Over 5 Years	9

Investment Focus

1 Lehman 1–5 Year U.S. Credit Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody’s Investors Service.
5 Sector percentages include market exposure obtained through futures and swap contracts. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
   See page 118 for a glossary of investment terms.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Short-Term Investment-Grade Fund Investor Shares	2.44%	4.07%	5.09%	$16,423

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman 1-5 Year U.S. Credit Index	1.52	5.16	5.74	17,472

Average 1-5 Year Investment Grade Fund[1]	1.57	3.48	4.47	15,482

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Short-Term Investment-Grade Fund Admiral Shares	2.55%	4.19%	$122,595

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman 1-5 Year U.S. Credit Index	1.52	5.19	128,564

	One Year	Five Years	Since Inception[2]	Final Value of a $50,000,000 Investment

Short-Term Investment-Grade Fund Institutional Shares	2.58%	4.19%	5.12%	$75,813,520

Lehman Aggregate Bond Index	1.80	5.53	6.17	82,393,220

Lehman 1-5 Year U.S. Credit Index	1.52	5.16	5.72	79,494,398

1 Derived from data provided by Lipper Inc.
2 Inception dates are February 12, 2001, for the Admiral Shares and September 30, 1997, for the Institutional Shares.
   Note: See Financial Highlights tables on pages 38–40 for dividend and capital gains information.

Short-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-1.7%	6.2%	4.5%	4.6%

1998	1.1	6.4	7.5	8.0

1999	-0.1	6.3	6.2	7.1

2000	-3.4	6.2	2.8	1.5

2001	2.6	7.1	9.7	10.7

2002	0.6	6.3	6.9	8.3

2003	-0.4	5.4	5.0	8.7

2004	0.3	4.0	4.3	5.6

2005	-1.7	3.4	1.7	1.9

2006	-1.2	3.6	2.4	1.5

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	10/29/1982	2.20%	4.35%	-0.37%	5.51%	5.14%

Admiral Shares	2/12/2001	2.30	4.212	—	—	—

Institutional Shares	9/30/1997	2.34	4.48	-0.332	5.472	5.142

1 Lehman 1–5 Year U.S. Credit Index.
2 Return since inception.

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (11.8%)
U.S. Government Securities (6.2%)
U.S. Treasury Note	2.750%	8/15/07	335,865	326,995
U.S. Treasury Note	4.250%	10/31/07	150,000	149,274
U.S. Treasury Note	4.250%	11/30/07	100,000	99,500
U.S. Treasury Note	3.000%	2/15/08	92,500	89,754
U.S. Treasury Note	3.750%	5/15/08	19,550	19,235
U.S. Treasury Note	4.125%	8/15/08	11,380	11,293
U.S. Treasury Note	3.125%	10/15/08	80,000	77,238
U.S. Treasury Note	4.375%	11/15/08	7,325	7,303
U.S. Treasury Note	3.250%	1/15/09	105,000	101,424
U.S. Treasury Note	3.375%	10/15/09	33,795	32,517
U.S. Treasury Note	4.000%	4/15/10	60,000	58,828
U.S. Treasury Note	3.625%	6/15/10	8,033	7,759
U.S. Treasury Note	3.875%	9/15/10	27,675	26,953
U.S. Treasury Note	4.250%	10/15/10	22,890	22,643
U.S. Treasury Note	4.250%	1/15/11	15,300	15,157
U.S. Treasury Note	4.250%	8/15/15	27,250	26,628
U.S. Treasury Note	4.500%	11/15/15	17,205	17,165
				1,089,666
Mortgage-Backed Securities (5.6%)
Conventional Mortgage-Backed Securities (0.6%)
1,2 Federal Home Loan Mortgage Corp.	6.000%	3/1/17	3,684	3,758
1,2 Federal Home Loan Mortgage Corp.	6.000%	4/1/17	1,365	1,393
1,2 Federal Home Loan Mortgage Corp.	6.000%	4/1/17	5,329	5,436
1,2 Federal Home Loan Mortgage Corp.	6.000%	4/1/17	13,659	13,933
1,2 Federal Home Loan Mortgage Corp.	7.000%	1/1/09	902	920
1,2 Federal National Mortgage Assn	6.000%	12/1/16	10,615	10,852
1,2 Federal National Mortgage Assn	6.000%	3/1/17	9,313	9,520
1,2 Federal National Mortgage Assn	6.000%	5/1/17	11,034	11,276

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1,2 Federal National Mortgage Assn	6.500%	12/1/11	1,232	1,257
1,2 Federal National Mortgage Assn	6.500%	9/1/16	19,446	19,980
1,2 Federal National Mortgage Assn	6.500%	9/1/16	9,570	9,834
1,2 Federal National Mortgage Assn	7.000%	10/1/11	1,963	2,017
1,2 Federal National Mortgage Assn	7.000%	4/1/13	10,846	11,137
1,2 Federal National Mortgage Assn	7.500%	3/1/15	1,328	1,380

Non-Conventional Mortgage-Backed Securities (5.0%)
1,2 Federal Home Loan Mortgage Corp.	3.500%	3/15/10	10,143	10,081
1,2 Federal Home Loan Mortgage Corp.	3.500%	10/15/15	9,573	9,525
1,2 Federal Home Loan Mortgage Corp.	3.669%	8/1/33	11,749	11,450
1,2 Federal Home Loan Mortgage Corp.	3.694%	8/1/33	8,691	8,472
1,2 Federal Home Loan Mortgage Corp.	3.843%	8/1/33	13,892	13,574
1,2 Federal Home Loan Mortgage Corp.	3.876%	7/1/33	54,810	53,580
1,2 Federal Home Loan Mortgage Corp.	3.917%	6/1/33	17,245	16,882
1,2 Federal Home Loan Mortgage Corp.	4.000%	10/15/18	22,389	22,201
1,2 Federal Home Loan Mortgage Corp.	4.069%	5/1/33	8,429	8,275
1,2 Federal Home Loan Mortgage Corp.	4.073%	6/1/33	23,436	23,009
1,2 Federal Home Loan Mortgage Corp.	4.115%	5/1/33	17,488	17,186
1,2 Federal Home Loan Mortgage Corp.	4.193%	2/1/33	10,172	10,028
1,2 Federal Home Loan Mortgage Corp.	4.266%	1/1/33	12,958	12,789
1,2 Federal Home Loan Mortgage Corp.	4.634%	10/1/32	12,051	11,957
1,2 Federal Home Loan Mortgage Corp.	4.674%	9/1/32	16,680	16,624
1,2 Federal Home Loan Mortgage Corp.	4.769%	8/1/32	16,041	16,022
1,2 Federal Home Loan Mortgage Corp.	4.791%	9/1/32	8,496	8,470
1,2 Federal Home Loan Mortgage Corp.	4.848%	9/1/32	16,250	16,184
1,2 Federal Home Loan Mortgage Corp.	5.000%	5/15/18	11,016	10,986
1,2 Federal Home Loan Mortgage Corp.	5.000%	5/15/18	21,981	21,906
1,2 Federal Home Loan Mortgage Corp.	5.000%	9/15/18	11,886	11,857
1,2 Federal Home Loan Mortgage Corp.	5.000%	7/15/24	19,157	19,076
1,2 Federal Home Loan Mortgage Corp.	5.000%	12/15/34	15,182	15,093
1,2 Federal Home Loan Mortgage Corp.	5.002%	8/1/32	17,970	17,983
1,2 Federal Home Loan Mortgage Corp.	5.042%	7/1/32	7,380	7,367
1,2 Federal Home Loan Mortgage Corp.	5.147%	8/1/32	8,022	8,046
1,2 Federal National Mortgage Assn	3.000%	8/25/32	4,666	4,568
1,2 Federal National Mortgage Assn	3.427%	8/1/33	14,929	14,519
1,2 Federal National Mortgage Assn	3.461%	8/1/33	13,992	13,626
1,2 Federal National Mortgage Assn	3.500%	1/25/09	6,180	6,149
1,2 Federal National Mortgage Assn	3.500%	9/25/09	9,064	8,991
1,2 Federal National Mortgage Assn	3.598%	8/1/33	11,264	10,993
1,2 Federal National Mortgage Assn	3.708%	6/1/33	49,828	48,796
1,2 Federal National Mortgage Assn	3.711%	9/1/33	28,737	28,066
1,2 Federal National Mortgage Assn	3.713%	8/1/33	24,425	23,870

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
1,2 Federal National Mortgage Assn	3.723%	7/1/33	18,581	18,176
1,2 Federal National Mortgage Assn	3.726%	6/1/33	26,638	26,083
1,2 Federal National Mortgage Assn	3.728%	8/1/33	4,532	4,430
1,2 Federal National Mortgage Assn	3.758%	10/1/33	14,586	14,255
1,2 Federal National Mortgage Assn	3.779%	8/1/33	26,800	26,195
1,2 Federal National Mortgage Assn	3.798%	9/1/33	39,619	38,774
1,2 Federal National Mortgage Assn	3.827%	7/1/33	27,304	26,760
1,2 Federal National Mortgage Assn	3.930%	4/1/33	17,610	17,320
1,2 Federal National Mortgage Assn	3.956%	5/1/33	33,861	33,287
1,2 Federal National Mortgage Assn	3.989%	5/1/33	6,382	6,283
1,2 Federal National Mortgage Assn	4.039%	4/1/33	11,039	10,873
1,2 Federal National Mortgage Assn	4.047%	5/1/33	21,619	21,293
1,2 Federal National Mortgage Assn	4.139%	5/1/33	15,487	15,271
1,2 Federal National Mortgage Assn	4.195%	7/1/33	47,430	46,782
1,2 Federal National Mortgage Assn	4.523%	12/1/32	10,125	10,077
1,2 Federal National Mortgage Assn	4.851%	9/1/32	7,462	7,481
1,2 Federal National Mortgage Assn	4.899%	9/1/32	4,400	4,394
1,2 Federal National Mortgage Assn	5.103%	8/1/32	7,340	7,380
1,2 Federal National Mortgage Assn	5.272%	7/1/32	4,813	4,856
				1,000,864
Total U.S. Government and Agency Obligations (Cost $2,129,941)				2,090,530
Corporate Bonds (84.5%)
Asset Backed/Commercial Mortgage-Backed Securities (20.8%)
2,3 AESOP Funding II LLC	2.750%	7/20/07	32,900	32,737
2,3 AESOP Funding II LLC	2.760%	4/20/08	19,020	18,625
2,4 American Express Credit Account Master Trust	4.590%	12/15/08	14,320	14,326
2,4 American Express Credit Account Master Trust	4.590%	2/16/09	13,785	13,796
2,4 American Express Credit Account Master Trust	4.580%	11/16/09	12,375	12,395
2,4 American Express Credit Account Master Trust	4.580%	9/15/10	23,200	23,283
2,4 American Express Credit Account Master Trust	4.920%	11/15/10	16,000	16,135
2,4 American Express Credit Account Master Trust	4.560%	3/15/12	16,630	16,672
2,4 American Express Issuance Trust	4.500%	8/15/11	24,500	24,509
2,3 ARG Funding Corp.	4.020%	4/20/09	28,310	27,762
2 Bank of America Mortgage Securities	4.879%	9/25/32	2,424	2,442
2 Bank of America Mortgage Securities	3.983%	2/25/33	4,547	4,472
2 Bank of America Mortgage Securities	4.183%	5/25/33	6,111	5,988
2 Bank of America Mortgage Securities	3.419%	7/25/33	9,563	9,231
2 Bank of America Mortgage Securities	3.570%	2/25/34	10,066	9,748
2,4 Bank One Issuance Trust	4.520%	10/15/08	58,100	58,099
2,4 Bank One Issuance Trust	4.500%	10/15/09	19,540	19,562
2,4 Bank One Issuance Trust	4.580%	12/15/10	25,000	25,062
2 Bay View Auto Trust	3.860%	3/25/10	17,940	17,722

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2 Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	11,800	11,456
2,3,4 BMW Floorplan Master Owner Trust	4.520%	10/17/08	97,500	97,520
2,3,4 BMW Floorplan Master Owner Trust	4.670%	10/17/08	8,770	8,772
2 BMW Vehicle Owner Trust	2.530%	2/25/08	30,565	30,194
2 BMW Vehicle Owner Trust	2.670%	3/25/08	23,219	23,015
2 California Infrastructure & Economic Development Bank Special Purpose Trust	6.380%	9/25/08	3,073	3,092
2 California Infrastructure & Economic Development Bank Special Purpose Trust	6.420%	9/25/08	16,013	16,106
2 Capital Auto Receivables Asset Trust	2.350%	10/16/06	1,589	1,588
2 Capital Auto Receivables Asset Trust	2.640%	11/17/08	15,500	15,015
2,4 Capital One Master Trust	4.980%	10/15/10	23,750	23,936
2 Capital One Multi-Asset Execution Trust	2.950%	8/17/09	56,630	55,918
2 Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	36,676
2 Capital One Prime Auto Receivables Trust	2.020%	11/15/07	4,684	4,663
2 Capital One Prime Auto Receivables Trust	3.060%	3/17/08	9,811	9,751
2 Capital One Prime Auto Receivables Trust	4.320%	8/15/09	25,400	25,244
2 CarMax Auto Owner Trust	4.130%	5/15/09	23,500	23,301
2 CarMax Auto Owner Trust	4.210%	1/15/10	16,950	16,792
2,4 Chase Credit Card Master Trust	4.500%	5/15/09	22,000	22,022
2,4 Chase Credit Card Master Trust	4.580%	7/15/10	24,900	24,993
2 Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/20	6,873	6,839
2,4 Chase Issuance Trust	4.490%	10/17/11	37,700	37,726
2,4 Chase Issuance Trust	4.510%	10/15/12	33,000	33,090
2 Chase Manhattan Auto Owner Trust	2.260%	11/15/07	18,663	18,526
2 Chase Manhattan Auto Owner Trust	2.080%	5/15/08	33,373	33,058
2 Chase Manhattan Auto Owner Trust	3.870%	6/15/09	29,300	28,834
2 Chase Manhattan Auto Owner Trust	3.980%	4/15/11	16,100	15,680
2 CIT Equipment Collateral	4.420%	5/20/09	37,600	37,048
2 Citibank Credit Card Issuance Trust	2.550%	1/20/09	47,550	46,514
2,4 Citibank Credit Card Issuance Trust	4.700%	1/15/10	16,000	16,047
2 Citibank Credit Card Issuance Trust	4.850%	2/10/11	44,200	44,161
2 Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	48,747
2 Citigroup Mortgage Loan Trust, Inc.	4.692%	3/25/34	13,022	12,833
2 CNH Equipment Trust	2.470%	1/15/08	16,082	15,959
2 CNH Equipment Trust	4.270%	1/15/10	12,500	12,383
2,4 CNH Wholesale Master Note Trust	4.580%	6/15/11	23,475	23,406
2 Countrywide Home Loans	4.058%	5/25/33	11,871	11,663
2 Countrywide Home Loans	3.465%	11/19/33	21,190	20,604
2 DaimlerChrysler Auto Trust	2.000%	12/8/07	18,198	18,042
2 DaimlerChrysler Auto Trust	2.980%	8/8/08	39,200	38,684
2,4 DaimlerChrysler Master Owner Trust	4.520%	2/15/08	25,500	25,499

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2,4 Discover Card Master Trust I	4.500%	4/16/10	34,200	34,231
2,4 Discover Card Master Trust I	4.480%	9/16/10	46,000	46,051
2,4 Federal National Mortgage Assn. Grantor Trust	4.650%	6/25/33	941	937
2 Fifth Third Auto Trust	3.190%	2/20/08	19,000	18,893
2,4 Fleet Home Equity Loan Trust	4.740%	1/20/33	14,387	14,391
2 Ford Credit Auto Owner Trust	2.930%	3/15/08	67,461	66,723
2 Ford Credit Auto Owner Trust	3.480%	11/15/08	30,000	29,647
2 Ford Credit Auto Owner Trust	4.170%	1/15/09	18,800	18,653
2 Ford Credit Auto Owner Trust	4.300%	8/15/09	11,300	11,196
2 GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,500	20,012
2,4 GE Capital Credit Card Master Note Trust	4.520%	6/15/10	19,500	19,519
2,4 GE Capital Credit Card Master Note Trust	4.510%	9/15/10	44,900	44,941
2,4 GE Capital Credit Card Master Note Trust	4.510%	3/15/13	17,600	17,610
2,4 GMAC Mortgage Corp. Loan Trust	4.680%	10/25/34	20,000	20,038
2,4 Gracechurch Card Funding PLC	4.480%	9/15/10	39,500	39,589
2,4 Granite Mortgages PLC	4.600%	9/20/44	22,237	21,535
2,4 GreenPoint Home Equity Loan Trust	4.740%	4/15/29	4,957	4,961
2 Harley-Davidson Motorcycle Trust	4.500%	1/15/10	13,543	13,531
2 Harley-Davidson Motorcycle Trust	2.630%	11/15/10	21,304	20,868
2 Harley-Davidson Motorcycle Trust	2.070%	2/15/11	17,036	16,454
2 Harley-Davidson Motorcycle Trust	2.760%	5/15/11	23,836	23,226
2 Harley-Davidson Motorcycle Trust	2.530%	11/15/11	19,000	18,342
2 Harley-Davidson Motorcycle Trust	3.560%	2/15/12	26,620	25,947
2,3 Hertz Vehicle Financing	2.380%	5/25/08	61,040	59,369
2,4 Holmes Financing PLC	4.680%	4/15/11	48,830	48,871
2 Honda Auto Receivables Owner Trust	1.690%	2/21/07	3,022	3,018
2 Honda Auto Receivables Owner Trust	2.140%	4/23/07	5,873	5,859
2 Honda Auto Receivables Owner Trust	2.190%	5/15/07	10,244	10,211
2 Honda Auto Receivables Owner Trust	2.400%	2/21/08	21,941	21,686
2 Honda Auto Receivables Owner Trust	3.870%	4/20/09	41,000	40,467
2 Honda Auto Receivables Owner Trust	4.610%	8/17/09	18,400	18,339
2 Honda Auto Receivables Owner Trust	4.850%	10/19/09	16,900	16,913
2 Hyundai Auto Receivables Trust	2.330%	11/15/07	9,278	9,214
2 John Deere Owner Trust	3.980%	6/15/09	13,100	12,832
2 JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	22,200	21,857
2 M&I Auto Loan Trust	2.310%	2/20/08	20,142	19,990
2 Master Adjustable Rate Mortgages Trust	3.883%	4/25/34	22,439	21,837
2,4 MBNA Credit Card Master Note Trust	4.590%	8/16/10	41,300	41,410
2 MBNA Credit Card Master Note Trust	4.200%	9/15/10	39,500	38,999
2,4 MBNA Credit Card Master Note Trust	4.490%	2/15/12	40,000	40,079
2,4 Mellon Bank Premium Finance Loan Master Trust	4.651%	6/15/09	30,500	30,556
2 Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/33	20,202	19,898
2 Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/33	12,064	11,932

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2 Merrill Lynch Mortgage Investors, Inc.	4.601%	2/25/34	26,195	25,878
2 Merrill Lynch Trust Securitization	4.100%	8/25/09	34,700	34,375
2 Morgan Stanley Auto Loan Trust	2.640%	11/15/07	17,970	17,852
2,4 Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	4.800%	11/25/15	7,847	7,855
2 Morgan Stanley Mortgage Loan Trust	4.091%	2/25/34	17,041	16,651
2 National City Auto Receivables Trust	2.110%	7/15/08	50,911	50,295
2,4 National City Credit Card Master Trust	4.520%	8/15/12	57,400	57,581
2 Nissan Auto Receivables Owner Trust	2.850%	10/15/07	36,000	35,637
2 Nissan Auto Receivables Owner Trust	2.010%	11/15/07	17,988	17,811
2 Nissan Auto Receivables Owner Trust	2.700%	12/17/07	22,080	21,908
2 Nissan Auto Receivables Owner Trust	2.050%	3/16/09	15,000	14,681
2 Nissan Auto Receivables Owner Trust	3.990%	7/15/09	35,300	34,921
2 Nissan Auto Receivables Owner Trust	4.190%	7/15/09	15,100	14,949
2,4 Nissan Auto Receivables Owner Trust	4.500%	7/15/10	29,100	29,118
2 PECO Energy Transition Trust	6.050%	3/1/09	31,295	31,527
2,4 Permanent Financing PLC	4.550%	3/10/09	19,650	19,649
2,4 Permanent Financing PLC	4.590%	9/10/10	59,470	59,500
2,4 Permanent Financing PLC	4.590%	6/10/11	26,600	26,614
2 PG&E Energy Recovery Funding LLC	4.140%	9/25/12	39,250	38,196
2 PG&E Energy Recovery Funding LLC	4.370%	6/25/14	47,300	46,046
2 PP&L Transition Bond Co. LLC	7.050%	6/25/09	19,796	20,104
2 Provident Funding Mortgage Loan Trust	4.051%	4/25/34	30,575	29,878
2 Regions Auto Receivables Trust	2.310%	1/15/08	14,775	14,699
2,4 Rental Car Finance Corp.	4.730%	6/25/09	28,540	28,635
2 Residential Funding Mortgage Securities II	2.210%	1/25/19	2,514	2,501
2 Salomon Brothers Mortgage Securities VII	4.128%	9/25/33	36,013	35,300
2,4 Superior Wholesale Inventory Financing Trust	4.550%	3/15/11	38,100	37,966
2,4 Target Credit Card Master Trust	4.644%	6/27/11	55,000	55,112
2 Thornburg Mortgage Securities Trust	3.321%	3/25/44	18,348	17,667
2 Toyota Auto Receivables Owner Trust	1.690%	3/15/07	1,804	1,800
2 Toyota Auto Receivables Owner Trust	2.790%	1/15/10	27,000	26,409
2 Triad Automobile Receivables Trust	1.900%	7/14/08	22,646	22,490
2 USAA Auto Owner Trust	4.550%	2/16/10	57,900	57,640
2 USAA Auto Owner Trust	2.670%	10/15/10	43,800	42,601
2 Volkswagen Auto Loan Enhanced Trust	2.270%	10/22/07	18,900	18,766
2,4 Volkswagen Credit Auto Master Trust	4.510%	7/20/10	53,775	53,794
2,4 Wachovia Asset Securitization, Inc.	4.790%	6/25/33	8,647	8,653
2 Wachovia Auto Owner Trust	3.190%	6/20/08	66,475	65,987
2 Washington Mutual Mortgage Pass-Through Certificates	4.127%	1/25/33	4,120	4,048
2 Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/33	11,028	10,773

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2 Washington Mutual Mortgage Pass-Through Certificates	4.053%	9/25/33	14,302	14,012
2 Wells Fargo Home Equity Trust	3.970%	9/25/24	34,110	33,657
2,5 WFS Financial Owner Trust	2.290%	5/20/08	8,668	8,645
2 WFS Financial Owner Trust	2.850%	9/22/08	23,403	23,260
2,4 World Financial Network Credit Card Master Trust	4.570%	7/15/10	19,550	19,571
2 World Omni Auto Receivables Trust	1.980%	5/15/07	1,252	1,251
2 World Omni Auto Receivables Trust	4.400%	4/20/09	22,500	22,368
				3,667,226
Finance (34.5%)
Banking (19.3%)
4 ABN AMRO Bank NV	4.390%	5/11/07	142,700	142,807
4 Allied Irish Banks	4.251%	8/3/07	63,495	63,472
AmSouth Bank NA	2.820%	11/3/06	22,225	21,896
AmSouth Bank NA	6.125%	3/1/09	2,300	2,366
3,4 ANZ National Bank International Ltd.	4.670%	4/14/08	56,800	56,790
4 Associated Bank NA	4.370%	2/1/08	9,350	9,344
4 Associated Bank NA	4.540%	6/2/08	37,550	37,592
Astoria Financial Corp.	5.750%	10/15/12	12,000	12,066
3 Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	34,000	33,941
3,4 Banco Santander Chile	4.810%	12/9/09	18,900	18,895
Bank of America Corp.	7.125%	9/15/06	9,940	10,068
Bank of America Corp.	4.750%	10/15/06	26,659	26,623
Bank of America Corp.	7.800%	2/15/10	33,700	37,091
4 Bank of America Corp.	4.360%	8/2/10	20,000	19,980
Bank of New York Co., Inc.	3.900%	9/1/07	54,410	53,561
Bank of New York Co., Inc.	4.950%	1/14/11	14,700	14,633
4 Bank of Nova Scotia	4.600%	3/28/08	94,000	94,008
3 Bank of Scotland Treasury Services	2.250%	5/1/06	65,820	65,384
3 Bank of Scotland Treasury Services	3.500%	11/30/07	89,900	87,589
BankAmerica Corp.	6.200%	2/15/06	8,500	8,505
BankAmerica Corp.	6.625%	8/1/07	10,000	10,243
BankAmerica Corp.	6.250%	4/1/08	8,629	8,850
BankBoston NA	6.375%	4/15/08	13,000	13,387
Barclays Bank PLC	7.400%	12/15/09	6,788	7,333
3 BNP Paribas	4.800%	6/24/15	13,800	13,344
4 Branch Banking & Trust Co.	4.460%	9/2/08	17,800	17,805
4 Canadian Imperial Bank of Commerce	4.450%	5/27/08	34,200	34,197
Citigroup, Inc.	5.875%	3/15/06	30,000	30,041
Citigroup, Inc.	5.500%	8/9/06	38,625	38,756
4 Citigroup, Inc.	4.310%	11/1/07	33,100	33,099
4 Citigroup, Inc.	4.600%	6/9/09	81,000	81,157
Colonial Bank NA	6.375%	12/1/15	3,800	3,851

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
4 Credit Suisse First Boston USA, Inc.	4.530%	6/2/08	40,000	40,000
Credit Suisse First Boston USA, Inc.	3.875%	1/15/09	31,325	30,288
Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	7,100	6,854
4 Credit Suisse First Boston USA, Inc.	4.540%	8/15/10	41,500	41,495
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	22,975	22,729
Fifth Third Bank	2.700%	1/30/07	98,400	96,371
Fifth Third Bank	3.375%	8/15/08	16,701	16,060
4 First Tennessee Bank	4.637%	12/17/09	23,500	23,521
FirstStar Bank	7.125%	12/1/09	8,425	9,019
FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,388
Golden West Financial Corp.	4.125%	8/15/07	10,975	10,843
GreenPoint Financial Corp.	3.200%	6/6/08	36,560	35,045
2,4 HBOS Treasury Services PLC	4.350%	5/19/06	24,700	24,696
HSBC Bank USA	3.875%	9/15/09	38,500	36,955
2,4 HSBC Bank USA	4.619%	12/14/09	38,500	38,545
HSBC USA, Inc.	7.000%	11/1/06	26,515	26,860
JPMorgan Chase & Co.	3.125%	12/11/06	55,784	54,951
JPMorgan Chase & Co.	5.500%	3/26/07	94,009	94,627
KeyCorp	4.700%	5/21/09	15,700	15,516
3 M & T Bank Corp.	3.850%	4/1/13	16,150	15,710
Mellon Funding Corp.	3.250%	4/1/09	48,350	45,953
National Australia Bank	6.600%	12/10/07	9,026	9,274
National City Bank	3.300%	5/15/07	49,000	47,981
National City Bank of Indiana	4.875%	7/20/07	9,850	9,841
National Westminster Bank PLC	7.375%	10/1/09	9,337	10,027
2 National Westminster Bank PLC	7.750%	4/29/49	23,222	24,200
3 Nationwide Building Society	2.625%	1/30/07	61,800	60,414
North Fork Bancorp	5.875%	8/15/12	8,070	8,319
3 PNC Financial Services	8.875%	3/15/27	4,700	5,069
PNC Financial Services	8.875%	3/15/27	28,930	31,204
PNC Funding Corp.	5.125%	12/14/10	28,155	28,132
3 PNC Institutional Capital Trust	8.315%	5/15/27	12,250	13,155
4 Regions Financial Corp.	4.380%	8/8/08	47,400	47,397
Republic New York Corp.	5.875%	10/15/08	9,934	10,138
2,3 Resona Bank Ltd.	5.850%	9/29/49	14,900	14,794
2,3 Resona Preferred Global Securities	7.191%	12/30/49	8,950	9,485
3,4 Royal Bank of Scotland Group PLC	4.400%	11/24/06	36,500	36,478
3,4 Royal Bank of Scotland Group PLC	4.664%	7/21/08	97,700	97,685
2 Royal Bank of Scotland Group PLC	7.375%	4/29/49	11,470	11,505
3,4 Santander U.S. Debt, S.A. Unipersonal	4.560%	9/19/08	119,400	119,250
Skandinaviska Enskilda Banken	6.875%	2/15/09	8,750	9,209
4 Southtrust Bank NA	4.549%	6/14/07	38,000	38,011
2,4 Sovereign Bancorp, Inc.	4.720%	8/25/06	28,385	28,412

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sovereign Bank	4.000%	2/1/08	4,800	4,709
Sovereign Bank	4.375%	8/1/13	2,397	2,332
SunTrust Banks, Inc.	4.000%	10/15/08	10,450	10,205
4 SunTrust Banks, Inc.	4.472%	5/22/09	14,700	14,716
4 SunTrust Banks, Inc.	4.540%	6/2/09	56,470	56,568
Union Planters Bank NA	5.125%	6/15/07	66,005	66,179
Union Planters Corp.	4.375%	12/1/10	1,500	1,456
US Bancorp	2.750%	3/30/06	12,000	11,969
US Bancorp	5.100%	7/15/07	13,885	13,914
US Bancorp	6.875%	9/15/07	5,750	5,922
US Bank NA	3.700%	8/1/07	6,840	6,724
US Bank NA	4.125%	3/17/08	47,500	46,720
US Bank NA	5.700%	12/15/08	32,500	33,144
2 US Central Credit Union	2.700%	9/30/09	7,273	6,987
2 Wachovia Bank NA	5.800%	12/31/49	9,275	9,315
Wachovia Corp.	6.750%	11/15/06	16,400	16,628
4 Wachovia Corp.	4.694%	7/20/07	34,175	34,208
4 Wachovia Corp.	4.710%	10/28/08	52,900	52,897
Wachovia Corp.	6.000%	10/30/08	9,775	10,030
Wachovia Corp.	6.375%	2/1/09	45,800	47,522
Wachovia Corp.	6.150%	3/15/09	15,650	16,173
Washington Mutual Finance Corp.	6.250%	5/15/06	24,400	24,536
Washington Mutual, Inc.	5.625%	1/15/07	11,000	11,068
Washington Mutual, Inc.	4.375%	1/15/08	46,194	45,581
4 Wells Fargo & Co.	4.581%	9/15/06	29,325	29,334
2,4 Wells Fargo & Co.	4.579%	9/28/07	86,800	86,860
Wells Fargo & Co.	3.750%	10/15/07	25,000	24,500
Wells Fargo & Co.	5.250%	12/1/07	14,300	14,381
Wells Fargo & Co.	4.200%	1/15/10	50,000	48,455
Wells Fargo Bank NA	6.450%	2/1/11	23,800	25,263
Western Financial Bank	9.625%	5/15/12	5,610	6,255
3,4 Westpac Banking	4.450%	5/25/07	52,300	52,288
4 World Savings Bank, FSB	4.470%	6/1/07	57,050	57,082
Zions Bancorp	2.700%	5/1/06	51,925	51,673
Brokerage (3.9%)
Bear Stearns Co., Inc.	3.000%	3/30/06	24,888	24,822
Bear Stearns Co., Inc.	7.800%	8/15/07	17,790	18,522
Bear Stearns Co., Inc.	4.000%	1/31/08	11,100	10,901
2,4 Bear Stearns Co., Inc.	4.430%	2/8/08	24,500	24,513
Bear Stearns Co., Inc.	2.875%	7/2/08	43,450	41,367
Bear Stearns Co., Inc.	3.250%	3/25/09	24,887	23,593
Franklin Resources Inc.	3.700%	4/15/08	14,100	13,698

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
4 Goldman Sachs Group, Inc.	4.655%	7/2/07	24,650	24,662
4 Goldman Sachs Group, Inc.	4.669%	10/5/07	59,750	59,817
4 Goldman Sachs Group, Inc.	4.944%	7/23/09	6,265	6,298
4 Goldman Sachs Group, Inc.	4.620%	3/2/10	29,300	29,304
4 Goldman Sachs Group, Inc.	4.819%	6/28/10	15,700	15,746
LaBranche & Co.	9.500%	5/15/09	5,625	6,019
LaBranche & Co.	11.000%	5/15/12	1,625	1,800
4 Lehman Brothers Holdings, Inc.	4.704%	10/22/08	34,500	34,494
Lehman Brothers Holdings, Inc.	4.250%	1/27/10	70,150	68,092
Lehman Brothers Holdings, Inc.	4.500%	7/26/10	38,620	37,698
Merrill Lynch & Co., Inc.	3.700%	4/21/08	14,600	14,188
4 Merrill Lynch & Co., Inc.	4.511%	2/5/10	33,600	33,693
Merrill Lynch & Co., Inc.	4.250%	2/8/10	25,000	24,262
4 Morgan Stanley Dean Witter	4.709%	1/12/07	25,000	25,030
Morgan Stanley Dean Witter	3.875%	1/15/09	9,425	9,118
2,4^ Morgan Stanley Dean Witter	4.880%	1/15/10	100,900	101,283
Morgan Stanley Dean Witter	6.750%	4/15/11	17,500	18,710
Morgan Stanley Dean Witter	4.750%	4/1/14	4,785	4,542
Morgan Stanley Dean Witter	5.375%	10/15/15	14,250	14,067
2,3 Topaz Ltd.	6.920%	3/10/07	5,110	5,152
Finance Companies (5.0%)
4 American Express Centurion Bank	4.573%	7/19/07	23,750	23,762
4 American Express Centurion Bank	4.630%	11/16/09	9,500	9,533
4 American Express Credit Corp.	4.623%	9/19/06	45,000	45,043
American Express Credit Corp.	3.000%	5/16/08	36,920	35,352
4 American Express Credit Corp.	4.540%	10/4/10	19,600	19,600
4 American General Finance Corp.	4.450%	8/16/07	25,000	25,019
4 American General Finance Corp.	4.720%	1/18/08	24,200	24,227
American General Finance Corp.	2.750%	6/15/08	5,850	5,549
American General Finance Corp.	4.625%	5/15/09	19,400	19,079
American General Finance Corp.	3.875%	10/1/09	39,000	37,330
American General Finance Corp.	4.875%	5/15/10	5,200	5,131
Capital One Bank	4.875%	5/15/08	5,000	4,965
Capital One Bank	5.000%	6/15/09	14,650	14,581
Capital One Bank	6.500%	6/13/13	4,875	5,143
Capital One Financial	4.800%	2/21/12	4,380	4,227
Capital One Financial	6.250%	11/15/13	1,990	2,072
CIT Group, Inc.	5.200%	11/3/10	77,800	77,785
Countrywide Home Loan	5.500%	8/1/06	66,975	67,150
Countrywide Home Loan	5.500%	2/1/07	25,900	26,009
Countrywide Home Loan	3.250%	5/21/08	3,400	3,259
General Electric Capital Corp.	3.500%	8/15/07	8,200	8,029

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
4 General Electric Capital Corp.	4.480%	3/4/08	22,500	22,504
2,4 General Electric Capital Corp.	4.760%	7/28/08	39,150	39,222
General Electric Capital Corp.	4.125%	9/1/09	50,000	48,593
General Electric Capital Corp.	4.375%	11/21/11	33,916	32,721
HSBC Finance Corp.	4.125%	11/16/09	17,500	16,870
HSBC Finance Corp.	4.625%	9/15/10	56,450	55,101
HSBC Finance Corp.	5.000%	6/30/15	5,000	4,811
International Lease Finance Corp.	6.375%	3/15/09	9,410	9,734
International Lease Finance Corp.	4.750%	7/1/09	6,965	6,872
iStar Financial Inc.	7.000%	3/15/08	2,320	2,394
MBNA Corp.	6.250%	1/17/07	17,675	17,901
4 MBNA Corp.	4.721%	5/5/08	17,400	17,437
4 Residential Capital Corp.	5.670%	11/21/08	14,100	14,185
Residential Capital Corp.	6.375%	6/30/10	37,300	38,147
4 SLM Corp.	4.743%	1/25/07	35,000	35,023
4 SLM Corp.	4.763%	7/27/09	54,220	54,163
USAA Capital Corp.	7.050%	11/8/06	12,240	12,434
Insurance (4.8%)
3 AIG SunAmerica Global Financing IV	5.850%	2/1/06	27,900	27,896
3 AIG SunAmerica Global Financing IX	5.100%	1/17/07	44,000	44,070
3 ASIF Global Finance XXVI	2.500%	1/30/07	24,425	23,858
Hartford Financial Services Group, Inc.	2.375%	6/1/06	19,020	18,868
Hartford Financial Services Group, Inc.	4.700%	9/1/07	4,850	4,824
2 ING Capital Funding Trust III	5.775%	12/8/49	11,170	11,162
3 ING Security Life Institutional Funding	4.250%	1/15/10	29,500	28,589
3 Jackson National Life Insurance Co.	5.250%	3/15/07	14,800	14,845
3 John Hancock Global Funding II	5.625%	6/27/06	16,840	16,886
Lincoln National Corp.	5.250%	6/15/07	12,000	12,029
Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	4,025
3 MassMutual Global Funding II	3.250%	6/15/07	33,300	32,554
3,4 MBIA Global Funding LLC	4.634%	1/26/07	20,000	19,999
3 MetLife Global Funding I	4.750%	6/20/07	18,700	18,647
MetLife, Inc.	5.250%	12/1/06	13,775	13,809
3,4 Monumental Global Funding II	4.529%	12/27/06	28,125	28,118
3 Monumental Global Funding II	3.450%	11/30/07	8,200	7,990
3,4 Monumental Global Funding II	4.620%	1/9/09	46,875	46,864
3 Monumental Global Funding II	4.375%	7/30/09	6,900	6,746
3 Nationwide Life Global Funding	5.350%	2/15/07	47,250	47,422
3 New York Life Global Funding	3.875%	1/15/09	23,700	23,016
3,4 Premium Asset Trust	4.750%	7/15/08	48,200	48,203
3 PRICOA Global Funding I	3.900%	12/15/08	42,325	41,075
3 Principal Life Global	6.125%	3/1/06	61,610	61,673

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
3,4 Principal Life Global	4.472%	11/13/06	24,360	24,384
3 Protective Life US Funding	5.875%	8/15/06	48,950	49,209
Safeco Corp.	4.200%	2/1/08	43,799	43,010
3 TIAA Global Markets	5.000%	3/1/07	37,990	38,019
3 TIAA Global Markets	4.125%	11/15/07	15,000	14,785
Travelers Property Casualty Corp.	3.750%	3/15/08	34,420	33,442
3 UnumProvident Corp.	6.850%	11/15/15	3,800	3,957
Willis Group Holdings Ltd.	5.125%	7/15/10	16,500	16,423
3 Xlliac Global Funding	4.800%	8/10/10	15,700	15,337
Real Estate Investment Trusts (1.2%)
Archstone-Smith Trust	5.250%	12/1/10	9,400	9,406
Arden Realty LP	5.200%	9/1/11	7,700	7,717
Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	7,247
Developers Diversified Realty Corp.	5.375%	10/15/12	14,100	13,983
EOP Operating LP	8.375%	3/15/06	28,650	28,765
Health Care Property Investors	7.500%	1/15/07	11,700	11,940
Health Care REIT, Inc.	7.500%	8/15/07	974	1,002
Health Care REIT, Inc.	8.000%	9/12/12	9,750	10,787
HRPT Properties Trust	6.950%	4/1/12	10,000	10,688
Liberty Property LP	6.375%	8/15/12	9,400	9,866
3 ProLogis	5.250%	11/15/10	18,820	18,714
Simon Property Group Inc.	4.875%	3/18/10	27,900	27,512
Simon Property Group Inc.	4.875%	8/15/10	15,450	15,217
3,4 Westfield Capital Corp.	4.560%	11/2/07	32,900	32,966
Other (0.3%)
4 Berkshire Hathaway Finance Corp.	4.610%	1/11/08	19,000	19,017
Berkshire Hathaway Finance Corp.	3.375%	10/15/08	22,600	21,711
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	9,800	9,557
				6,095,851
Industrial (24.6%)
Basic Industry (0.7%)
Celulosa Arauco Constitution SA	5.625%	4/20/15	2,925	2,877
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	12,200	11,749
Falconbridge Ltd.	7.350%	11/1/06	3,775	3,833
International Paper Co.	7.000%	8/15/06	6,000	6,060
International Paper Co.	7.625%	1/15/07	10,700	10,939
International Steel Group, Inc.	6.500%	4/15/14	8,800	8,976
;Lubrizol Corp.	5.875%	12/1/08	10,920	11,080
Lubrizol Corp.	4.625%	10/1/09	27,150	26,526
Praxair, Inc.	4.750%	7/15/07	4,950	4,934
Rio Tinto Finance USA Ltd.	5.750%	7/3/06	24,050	24,136

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern Copper Corp.	6.375%	7/27/15	1,950	1,931
Vale Overseas Ltd.	6.250%	1/11/16	4,100	4,110
Capital Goods (3.5%)
4 Avery Dennison Corp.	4.540%	8/10/07	23,800	23,826
Boeing Capital Corp.	5.650%	5/15/06	3,345	3,352
Boeing Capital Corp.	5.750%	2/15/07	12,890	12,985
Boeing Capital Corp.	6.100%	3/1/11	11,300	11,803
Carlisle Cos., Inc.	7.250%	1/15/07	15,600	15,896
Caterpillar Financial Services Corp.	3.000%	2/15/07	48,000	47,058
4 Caterpillar Financial Services Corp.	4.730%	10/28/08	38,200	38,198
3 Crown Americas Inc.	7.625%	11/15/13	2,300	2,386
Harsco Corp.	5.125%	9/15/13	8,000	7,903
4 John Deere Capital Corp.	4.561%	3/16/06	10,000	9,999
John Deere Capital Corp.	5.125%	10/19/06	4,620	4,627
John Deere Capital Corp.	3.900%	1/15/08	42,675	41,769
John Deere Capital Corp.	4.875%	3/16/09	13,815	13,745
John Deere Capital Corp.	4.625%	4/15/09	32,900	32,511
L-3 Communications Corp.	7.625%	6/15/12	2,325	2,441
L-3 Communications Corp.	6.125%	7/15/13	1,550	1,531
L-3 Communications Corp.	5.875%	1/15/15	5,600	5,432
3,4 Masco Corp.	4.710%	3/9/07	34,200	34,225
Masco Corp.	4.625%	8/15/07	10,900	10,811
2,3 Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	18,974	19,148
Mohawk Industries Inc.	6.500%	4/15/07	11,640	11,781
NMHG Holding Co.	10.000%	5/15/09	3,835	4,060
Northrop Grumman Corp.	7.000%	3/1/06	34,565	34,623
3 Oakmont Asset Trust	4.514%	12/22/08	16,110	15,746
Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	7,750	8,089
Raytheon Co.	6.750%	8/15/07	6,149	6,299
4 Textron Financial Corp.	4.620%	8/28/07	31,780	31,837
Textron Financial Corp.	4.125%	3/3/08	13,200	12,960
4 Textron Financial Corp.	4.669%	1/12/09	39,170	39,161
Textron Financial Corp.	4.600%	5/3/10	11,750	11,513
TRW, Inc.	8.750%	5/15/06	19,600	19,791
Tyco International Group SA	6.375%	2/15/06	23,650	23,661
Tyco International Group SA	5.800%	8/1/06	32,180	32,287
Tyco International Group SA	6.375%	10/15/11	9,765	10,244
United Technologies Corp.	4.875%	11/1/06	20,725	20,711
Communication (4.6%)
America Movil SA de C.V	4.125%	3/1/09	15,625	15,156
British Sky Broadcasting Corp.	6.875%	2/23/09	4,750	4,963

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
British Sky Broadcasting Corp.	8.200%	7/15/09	15,020	16,383
Cingular Wireless	5.625%	12/15/06	29,925	30,075
Cingular Wireless Services	7.350%	3/1/06	28,325	28,381
Cingular Wireless Services	7.500%	5/1/07	19,050	19,619
Clear Channel Communications, Inc.	3.125%	2/1/07	25,500	24,970
Clear Channel Communications, Inc.	4.625%	1/15/08	16,365	16,122
Comcast Cable Communications, Inc.	8.375%	5/1/07	13,950	14,493
Comcast Corp.	5.850%	1/15/10	11,700	11,888
4 Cox Communications, Inc.	5.039%	12/14/07	8,960	8,974
Cox Communications, Inc.	3.875%	10/1/08	4,725	4,544
Cox Communications, Inc.	7.875%	8/15/09	21,348	22,932
Cox Communications, Inc.	4.625%	1/15/10	13,400	12,914
3 Cox Enterprises, Inc.	7.875%	9/15/10	12,000	12,928
Deutsche Telekom International Finance	3.875%	7/22/08	22,141	21,575
Deutsche Telekom International Finance	8.000%	6/15/10	10,605	11,745
France Telecom	7.200%	3/1/06	27,665	27,716
Gannett Co., Inc.	4.125%	6/15/08	32,845	32,168
GTE Corp.	6.360%	4/15/06	7,950	7,970
4 Liberty Media Corp.	5.991%	9/17/06	47,170	47,411
^News America Inc.	6.625%	1/9/08	14,620	15,030
Nextel Communications	5.950%	3/15/14	10,000	10,077
2 NYNEX Corp.	9.550%	5/1/10	10,012	10,904
Pacific Bell	6.875%	8/15/06	10,525	10,632
R.R. Donnelley & Sons Co.	5.000%	11/15/06	4,760	4,753
SBC Communications, Inc.	4.125%	9/15/09	23,650	22,755
Shaw Communications Inc.	8.250%	4/11/10	4,275	4,574
Sprint Capital Corp.	6.000%	1/15/07	14,780	14,897
Sprint Capital Corp.	6.125%	11/15/08	22,180	22,739
Sprint Capital Corp.	7.625%	1/30/11	17,860	19,650
Telecom Italia Capital	4.000%	1/15/10	22,780	21,672
Telecom Italia Capital	4.875%	10/1/10	19,700	19,228
Telefonos de Mexico SA	4.500%	11/19/08	58,830	57,727
Telus Corp.	7.500%	6/1/07	15,470	15,929
Univision Communications, Inc.	2.875%	10/15/06	14,175	13,939
Univision Communications, Inc.	3.500%	10/15/07	25,905	25,097
Univision Communications, Inc.	3.875%	10/15/08	9,230	8,879
USA Interactive	7.000%	1/15/13	18,500	19,220
Verizon Global Funding Corp.	7.250%	12/1/10	39,430	42,554
Verizon Wireless Capital	5.375%	12/15/06	41,475	41,614
4 Vodafone Group PLC	4.611%	12/28/07	14,700	14,696

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Cyclical (3.7%)
3 American Honda Finance	5.125%	12/15/10	21,150	21,142
Carnival Corp.	3.750%	11/15/07	15,110	14,757
Cendant Corp.	6.250%	1/15/08	18,500	18,826
Centex Corp.	4.550%	11/1/10	5,570	5,346
CVS Corp.	5.625%	3/15/06	30,000	30,032
CVS Corp.	4.000%	9/15/09	9,500	9,142
4 DaimlerChrysler North America Holding Corp.	4.700%	3/7/07	17,500	17,501
2,4 DaimlerChrysler North America Holding Corp.	4.960%	9/10/07	18,300	18,353
DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	35,400	34,394
DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	9,150	9,637
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	11,000	10,697
Federated Department Stores, Inc.	6.300%	4/1/09	14,575	15,013
4 Ford Motor Credit Co.	7.260%	11/2/07	19,280	18,837
General Motors Acceptance Corp.	6.750%	12/1/14	7,600	7,194
3 GSC Holdings Corp.	8.000%	10/1/12	3,850	3,763
Harrah's Entertainment Inc.	7.875%	3/15/10	5,425	5,839
Home Depot Inc.	5.375%	4/1/06	11,800	11,812
International Speedway Corp.	4.200%	4/15/09	25,270	24,487
Johnson Controls, Inc.	5.000%	11/15/06	22,220	22,219
4 Johnson Controls, Inc.	4.830%	1/17/08	24,475	24,484
K. Hovnanian Enterprises	6.250%	1/15/16	7,710	7,218
KB HOME	6.375%	8/15/11	8,750	8,761
May Department Stores Co.	5.950%	11/1/08	17,020	17,346
May Department Stores Co.	4.800%	7/15/09	22,297	21,965
MDC Holdings Inc.	7.000%	12/1/12	5,385	5,633
Meritage Corp.	6.250%	3/15/15	4,000	3,660
MGM Mirage, Inc.	8.500%	9/15/10	5,600	6,090
MGM Mirage, Inc.	5.875%	2/27/14	4,000	3,860
3 Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	27,725
Royal Caribbean Cruises	6.750%	3/15/08	6,470	6,640
Royal Caribbean Cruises	8.750%	2/2/11	2,320	2,622
Target Corp.	3.375%	3/1/08	7,900	7,655
Target Corp.	5.400%	10/1/08	27,295	27,611
Tenneco Automotive Inc.	8.625%	11/15/14	4,400	4,400
Time Warner, Inc.	6.125%	4/15/06	9,800	9,819
Time Warner, Inc.	8.110%	8/15/06	27,067	27,438
Time Warner, Inc.	6.150%	5/1/07	13,500	13,646
Toll Brothers, Inc.	8.250%	2/1/11	2,305	2,391
Viacom Inc.	5.625%	5/1/07	10,075	10,115
Wal-Mart Stores, Inc.	4.000%	1/15/10	20,000	19,317
Wal-Mart Stores, Inc.	4.125%	7/1/10	44,000	42,554
WCI Communities Inc.	9.125%	5/1/12	9,300	9,486

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wynn Las Vegas LLC	6.625%	12/1/14	2,400	2,340
Yum! Brands, Inc.	8.500%	4/15/06	15,568	15,670
Yum! Brands, Inc.	7.650%	5/15/08	15,944	16,735
Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,738
Consumer Noncyclical (6.4%)
6 Abbott Laboratories	5.625%	7/1/06	48,790	48,944
Abbott Laboratories	6.400%	12/1/06	16,600	16,794
Aetna, Inc.	7.375%	3/1/06	13,915	13,941
Altria Group, Inc.	5.625%	11/4/08	9,475	9,567
Altria Group, Inc.	7.000%	11/4/13	3,000	3,267
3 AmerisourceBergen Corp.	5.625%	9/15/12	10,000	9,975
Amgen Inc.	4.000%	11/18/09	32,150	31,101
3 Bavaria SA	8.875%	11/1/10	3,960	4,316
3 Baxter International, Inc.	4.750%	10/15/10	21,300	20,849
Beckman Instruments, Inc.	7.450%	3/4/08	13,355	13,926
Biovail Corp.	7.875%	4/1/10	5,610	5,792
Brown-Forman Corp.	3.000%	3/15/08	14,700	14,114
3 Cadbury Schweppes US Finance	3.875%	10/1/08	44,815	43,422
Campbell Soup Co.	5.500%	3/15/07	25,570	25,696
Campbell Soup Co.	5.875%	10/1/08	13,500	13,761
Caremark RX Inc.	7.375%	10/1/06	39,935	40,549
3 Cargill Inc.	6.250%	5/1/06	47,580	47,735
CIGNA Corp.	7.400%	5/15/07	43,753	44,922
4 Clorox Co.	4.614%	12/14/07	39,000	39,043
Corn Products International Inc.	8.250%	7/15/07	12,000	12,480
Coventry Health Care Inc.	5.875%	1/15/12	2,375	2,390
Dean Foods Co.	6.625%	5/15/09	7,350	7,552
Delhaize America Inc.	7.375%	4/15/06	11,700	11,744
Delhaize America Inc.	8.125%	4/15/11	11,875	12,919
4 Diageo Capital PLC	4.691%	4/20/07	29,300	29,309
Diageo Capital PLC	3.375%	3/20/08	25,000	24,164
Diageo Finance BV	3.000%	12/15/06	42,600	41,917
Fisher Scientific International Inc.	6.750%	8/15/14	800	834
Fortune Brands Inc.	2.875%	12/1/06	23,620	23,210
Fortune Brands Inc.	5.125%	1/15/11	11,250	11,193
Genentech Inc.	4.750%	7/15/15	22,375	21,583
General Mills, Inc.	5.125%	2/15/07	66,900	66,935
Guidant Corp.	6.150%	2/15/06	28,475	28,486
H.J. Heinz Co.	6.000%	3/15/08	9,525	9,683
Hormel Foods Corp.	6.625%	6/1/11	8,900	9,529
Hospira, Inc.	4.950%	6/15/09	19,000	18,806
Humana Inc.	7.250%	8/1/06	26,750	27,026

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kraft Foods, Inc.	4.625%	11/1/06	23,125	23,066
Kraft Foods, Inc.	5.250%	6/1/07	18,500	18,524
Kraft Foods, Inc.	4.125%	11/12/09	25,950	25,010
Kroger Co.	7.625%	9/15/06	6,765	6,863
Kroger Co.	7.650%	4/15/07	8,810	9,051
Kroger Co.	6.375%	3/1/08	9,170	9,361
Kroger Co.	7.450%	3/1/08	10,880	11,318
Land O'Lakes Inc.	9.000%	12/15/10	1,590	1,717
3 Medtronic Inc.	4.375%	9/15/10	18,800	18,295
Molson Coors	4.850%	9/22/10	6,575	6,448
Quest Diagnostic, Inc.	6.750%	7/12/06	43,870	44,177
3 Quest Diagnostic, Inc.	5.125%	11/1/10	9,400	9,326
Sara Lee Corp.	1.950%	6/15/06	23,550	23,279
UnitedHealth Group, Inc.	3.375%	8/15/07	9,500	9,276
UnitedHealth Group, Inc.	3.300%	1/30/08	23,875	23,105
WellPoint Inc.	6.375%	6/15/06	36,660	36,858
WellPoint Inc.	3.750%	12/14/07	36,117	35,257
Wrigley Co.	4.650%	7/15/15	7,600	7,357
Energy (1.1%)
Burlington Resources, Inc.	5.600%	12/1/06	41,650	41,827
Devon Energy Corp.	2.750%	8/1/06	47,370	46,854
Diamond Offshore Drilling	5.150%	9/1/14	10,700	10,591
3 GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	8,208
2,3,7 Oil Enterprises Ltd.	6.239%	6/30/08	12,658	12,930
Petrobras International Finance	7.750%	9/15/14	1,600	1,744
2,3 PF Export Receivables Master Trust	3.748%	6/1/13	9,543	9,051
2,3 PF Export Receivables Master Trust	6.436%	6/1/15	16,987	16,930
2,3 Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	28,206	27,153
2,3 Ras Laffan Liquified Natural Gas Co.	5.298%	9/30/20	14,590	14,324
3 Tesoro Corp.	6.250%	11/1/12	4,625	4,660
Technology (1.2%)
Affiliated Computer Services	4.700%	6/1/10	11,730	10,938
3 Computer Associates Inc.	5.250%	12/1/09	6,275	6,176
Dell Inc.	6.550%	4/15/08	11,475	11,848
First Data Corp.	4.700%	11/1/06	6,440	6,424
First Data Corp.	3.375%	8/1/08	5,575	5,335
Hewlett-Packard Co.	3.625%	3/15/08	9,437	9,183
International Business Machines Corp.	4.875%	10/1/06	72,250	72,249
International Business Machines Corp.	6.450%	8/1/07	14,750	15,083
International Business Machines Corp.	3.800%	2/1/08	29,800	29,143
International Business Machines Corp.	4.250%	9/15/09	13,825	13,515

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
3 Oracle Corp.	5.000%	1/15/11	28,200	27,952
Pitney Bowes, Inc.	5.000%	3/15/15	14,170	13,717
Transportation (1.7%)
2,4,7 American Airlines, Inc.	5.124%	9/23/07	17,703	17,734
2 American Airlines, Inc.	3.857%	7/9/10	9,342	8,992
Burlington Northern Santa Fe Corp.	7.875%	4/15/07	15,330	15,807
Canadian National Railway Co.	4.250%	8/1/09	3,000	2,916
2 Continental Airlines, Inc.	6.648%	9/15/17	4,314	4,282
2 Continental Airlines, Inc.	9.798%	4/1/21	8,881	8,947
CSX Corp.	7.450%	5/1/07	6,420	6,600
3 ERAC USA Finance Co.	7.350%	6/15/08	9,610	10,052
FedEx Corp.	6.875%	2/15/06	16,315	16,325
FedEx Corp.	2.650%	4/1/07	30,750	29,917
3 Greenbrier Co. Inc.	8.375%	5/15/15	1,925	2,007
Greenbrier Co. Inc.	8.375%	5/15/15	3,900	4,066
2,4 JetBlue Airways Corp.	8.741%	3/15/08	4,730	4,773
2,4 JetBlue Airways Corp.	7.440%	11/15/08	5,110	5,110
2,4 JetBlue Airways Corp.	4.866%	12/15/13	21,590	21,464
4 JetBlue Airways Corp.	4.911%	3/15/14	28,775	28,593
4 JetBlue Airways Corp.	4.790%	11/15/16	19,135	19,059
Norfolk Southern Corp.	7.350%	5/15/07	2,060	2,118
Norfolk Southern Corp.	5.257%	9/17/14	10,806	10,789
3 ^ Quantas Airways	5.125%	6/20/13	23,000	22,172
Southwest Airlines Co.	5.250%	10/1/14	14,600	14,126
Southwest Airlines Co.	5.125%	3/1/17	11,750	10,981
TFM SA de CV	9.375%	5/1/12	2,000	2,198
TFM SA de CV	12.500%	6/15/12	3,160	3,610
Union Pacific Corp.	5.750%	10/15/07	15,200	15,347
Union Pacific Corp.	7.250%	11/1/08	11,600	12,237
Union Pacific Corp.	3.875%	2/15/09	9,500	9,167
Other (1.7%)
Black & Decker Corp.	7.000%	2/1/06	23,425	23,425
Briggs & Stratton Corp.	8.875%	3/15/11	17,470	19,566
Cintas Corp.	5.125%	6/1/07	16,400	16,434
2,3 Parker Retirement Savings Plan Trust	6.340%	7/15/08	6,796	6,882
Stanley Works	3.500%	11/1/07	6,880	6,706
3 Targeted Return Index Securities Trust 5-2002	5.940%	1/25/07	73,980	75,064
Thermo Electron Corp.	5.000%	6/1/15	6,730	6,482
3 Traded Custody Receipt	5.902%	3/1/07	149,040	149,751
				4,356,259

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Utilities (4.6%)
Electric (3.7%)
4 Alabama Power Co.	4.580%	8/25/09	16,160	16,194
American Electric Power Co., Inc.	6.125%	5/15/06	7,326	7,351
4 Appalachian Power Co.	4.851%	6/29/07	9,500	9,508
Avista Corp.	9.750%	6/1/08	20,100	21,822
CMS Energy Corp.	6.300%	2/1/12	10,575	10,456
4 Dominion Resources, Inc.	4.819%	9/28/07	51,750	51,777
DTE Energy Co.	6.450%	6/1/06	19,575	19,668
Entergy Gulf States, Inc.	3.600%	6/1/08	47,530	45,642
FirstEnergy Corp.	5.500%	11/15/06	7,852	17,884
Georgia Power Capital Trust	4.875%	11/1/42	55,000	54,534
Georgia Power Co.	4.875%	7/15/07	16,540	16,537
4 Georgia Power Co.	4.530%	2/17/09	925	926
2,3 GWF Energy LLC	6.131%	12/30/11	12,332	12,384
Indiana Michigan Power Co.	6.125%	12/15/06	20,170	20,347
National Rural Utilities Cooperative Finance Corp.	3.000%	2/15/06	47,350	47,323
NiSource Finance Corp.	3.200%	11/1/06	6,600	6,511
Northeast Utilities	7.250%	4/1/12	16,385	17,750
Northern States Power Co.	2.875%	8/1/06	18,875	18,685
Ohio Edison	4.000%	5/1/08	8,000	7,801
Oncor Electric Delivery Co.	5.000%	9/1/07	10,000	9,967
Pacific Gas & Electric Co.	3.600%	3/1/09	12,320	11,787
Pepco Holdings, Inc.	5.500%	8/15/07	14,860	14,917
4 Pepco Holdings, Inc.	5.035%	6/1/10	11,510	11,496
PPL Capital Funding, Inc.	8.375%	6/15/07	6,775	7,047
PPL Capital Funding, Inc.	4.330%	3/1/09	23,450	22,819
PSI Energy Inc.	6.650%	6/15/06	19,110	19,221
Public Service Co. of Colorado	4.375%	10/1/08	12,260	12,059
Public Service Co. of New Mexico	4.400%	9/15/08	6,050	5,927
Public Service Electric & Gas	4.000%	11/1/08	40,378	39,254
Puget Sound Energy Inc.	3.363%	6/1/08	16,610	15,970
4 Southern California Edison Co.	4.768%	2/2/09	7,500	7,497
Southern California Edison Co.	7.625%	1/15/10	7,150	7,745
3 SP PowerAssets Ltd.	3.800%	10/22/08	18,875	18,310
Texas-New Mexico Power Co.	6.125%	6/1/08	15,150	15,308
Virginia Electric & Power Co.	5.750%	3/31/06	25,173	25,206
Virginia Electric & Power Co.	4.500%	12/15/10	7,400	7,160
Natural Gas (0.9%)
AGL Capital Corp.	7.125%	1/14/11	9,900	10,747
Boardwalk Pipelines LLC	5.500%	2/1/17	4,775	4,694
CenterPoint Energy	6.500%	2/1/08	18,360	18,794

Short-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
CenterPoint Energy Resources	8.900%	12/15/06	25,365	26,013
2,4 Energen Corp.	4.690%	11/15/07	33,100	33,079
Enterprise Products Operating LP	4.000%	10/15/07	13,680	13,408
3 Gulfstream Natural Gas Systems	5.560%	11/1/15	10,600	10,647
Panhandle Eastern Pipeline	2.750%	3/15/07	7,610	7,407
Plains All American Pipeline LP	4.750%	8/15/09	25,800	25,289
*3 Yosemite Security Trust	8.250%	11/15/04	11,820	6,797
				811,665
Total Corporate Bonds (Cost $15,072,596)				14,931,001
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
China Development Bank	5.000%	10/15/15	5,200	5,071
4 Corp. Andina de Fomento	4.980%	1/26/07	44,700	44,833
3 Export-Import Bank of Korea	4.125%	2/10/09	19,200	18,678
Korea Development Bank	4.750%	7/20/09	56,500	55,866
2 Pemex Finance Ltd.	8.020%	5/15/07	8,145	8,281
2 Pemex Finance Ltd.	9.690%	8/15/09	30,750	33,141
3 Pemex Project Funding Master Trust	5.750%	12/15/15	16,000	15,776
2,3 Petroleum Export Limited	4.623%	6/15/10	29,500	29,059
2,3 Petroleum Export Limited	5.265%	6/15/11	22,854	22,955
Republic of Korea	4.875%	9/22/14	14,750	14,440
Total Sovereign Bonds (Cost $247,855)				248,100
Taxable Municipal Bonds (0.2%)
3 Texas Municipal Gas Corp.	2.600%	7/1/07	13,725	13,397
New York City NY IDA Special Fac. Rev (American Airlines Inc. J.F.K. International Project)	7.500%	8/1/16	15,420	15,837
Total Taxable Municipal Bonds (Cost $28,708)				29,234
			Shares
Preferred Stocks (0.1%)
Public Storage, Inc.	6.600%		308,325	7,554
Southern California Edison Co.	6.125%		74,500	7,580
Total Preferred Stocks (Cost $15,158)				15,134
Temporary Cash Investments (1.4%)
8 Vanguard Market Liquidity Fund, 4.405%			244,911,996	244,912
8 Vanguard Market Liquidity Fund, 4.405%—Note E			4,057,320	4,057
Total Temporary Cash Investments (Cost $248,969)				248,969
Total Investments (99.4%) (Cost $17,743,227)				17,562,968

Short-Term Investment-Grade Fund

Market Value• ($000)
Other Assets and Liabilities (0.6%)
Other Assets-Note C	228,708
Liabilities-Note E	(128,411)
100,297
Net Assets (100%)	17,663,265

At January 31, 2006, net assets consisted of:9

Amount ($000)
Paid-in Capital	18,150,289
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(287,371)
Unrealized Depreciation
Investment Securities	(180,259)
Futures Contracts	(3,505)
Swap Contracts	(15,889)
Net Assets	17,663,265

Investor Shares-Net Assets
Applicable to 991,366,582 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,413,804
Net Asset Value Per Share-Investor Shares	$10.50

Admiral Shares-Net Assets
Applicable to 640,920,271 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,732,542
Net Asset Value Per Share-Admiral Shares	$10.50

Institutional Shares-Net Assets
Applicable to 49,209,781 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	516,919
Net Asset Value Per Share-Institutional Shares	$10.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security—security in default.
^ Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate value of these securities was $2,518,326,000, representing 14.3% of net assets.
4 Adjustable-rate note.
5 Scheduled principal and interest payments are guaranteed by Financial Security Assurance.
6 Securities with a value of $17,555,000 have been segregated as initial margin for open futures contracts.
7 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends	985

Interest[1]	692,975

Security Lending	165

Total Income	694,125

Expenses

The Vanguard Group—Note B

Investment Advisory Services	1,959

Management and Administrative

Investor Shares	19,238

Admiral Shares	3,596

Institutional Shares	189

Marketing and Distribution

Investor Shares	3,282

Admiral Shares	1,354

Institutional Shares	204

Custodian Fees	67

Auditing Fees	25

Shareholders' Reports

Investor Shares	299

Admiral Shares	21

Institutional Shares	—

Trustees' Fees and Expenses	20

Total Expenses	30,254

Net Investment Income	663,871

Realized Net Gain (Loss)

Investment Securities Sold	(30,550)

Futures Contracts	(3,418)

Swap Contracts	(5,353)

Realized Net Gain (Loss)	(39,321)

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(178,137)

Futures Contracts	(2,712)

Swap Contracts	(4,400)

Change in Unrealized Appreciation (Depreciation)	(185,249)

Net Increase (Decrease) in Net Assets Resulting from Operations	439,301

1 Interest income from an affiliated company of the fund was $10,602,000.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	663,871	594,400

Realized Net Gain (Loss)	(39,321)	(7,114)

Change in Unrealized Appreciation (Depreciation)	(185,249)	(287,044)

Net Increase (Decrease) in Net Assets Resulting from Operations	439,301	300,242

Distributions

Net Investment Income

Investor Shares	(422,884)	(429,426)

Admiral Shares	(208,543)	(146,693)

Institutional Shares	(25,765)	(30,917)

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Institutional Shares	—	—

Total Distributions	(657,192)	(607,036)

Capital Share Transactions-Note F

Investor Shares	(2,491,211)	1,533,298

Admiral Shares	2,543,399	422,167

Institutional Shares	(364,939)	57,623

Net Increase (Decrease) from Capital Share Transactions	(312,751)	2,013,088

Total Increase (Decrease)	(530,642)	1,706,294

Net Assets

Beginning of Period	18,193,907	16,487,613

End of Period	17,663,265	18,193,907

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.63	$10.81	$10.78	$10.82	$10.76

Investment Operations

Net Investment Income	.389	.355	.415	.569	.666

Net Realized and Unrealized Gain (Loss)
on Investments	(.135)	(.173)	.043	(.040)	.060

Total from Investment Operations	.254	.182	.458	.529	.726

Distributions

Dividends from Net Investment Income	(.384)	(.362)	(.428)	(.569)	(.666)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.384)	(.362)	(.428)	(.569)	(.666)

Net Asset Value, End of Period	$10.50	$10.63	$10.81	$10.78	$10.82

Total Return	2.44%	1.71%	4.31%	5.04%	6.92%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$10,414	$13,049	$11,732	$8,828	$7,611

Ratio of Total Expenses to
Average Net Assets	0.21%	0.18%	0.21%	0.23%	0.24%

Ratio of Net Investment Income to
Average Net Assets	3.68%	3.31%	3.80%	5.27%	6.18%

Portfolio Turnover Rate	31%	37%	43%	65%	81%

Short-Term Investment-Grade Fund

Admiral Shares

	Year Ended January 31,				Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.63	$10.81	$10.78	$10.82	$10.73

Investment Operations

Net Investment Income	.400	.363	.423	.575	.649

Net Realized and Unrealized Gain (Loss)
on Investments	(.135)	(.173)	.043	(.040)	.090

Total from Investment Operations	.265	.190	.466	.535	.739

Distributions

Dividends from Net Investment Income	(.395)	(.370)	(.436)	(.575)	(.649)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.395)	(.370)	(.436)	(.575)	(.649)

Net Asset Value, End of Period	$10.50	$10.63	$10.81	$10.78	$10.82

Total Return	2.55%	1.79%	4.40%	5.11%	7.04%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$6,733	$4,254	$3,907	$2,732	$1,816

Ratio of Total Expenses to
Average Net Assets	0.10%	0.11%	0.13%	0.17%	0.18%2

Ratio of Net Investment Income to
Average Net Assets	3.79%	3.38%	3.87%	5.30%	6.03%2

Portfolio Turnover Rate	31%	37%	43%	65%	81%

1 Inception.
2 Annualized.

Short-Term Investment-Grade Fund

Institutional Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.63	$10.81	$10.78	$10.82	$10.76

Investment Operations

Net Investment Income	.404	.366	.427	.582	.680

Net Realized and Unrealized Gain (Loss) on Investments	(.135)	(.173)	.043	(.040)	.060

Total from Investment Operations	.269	.193	.470	.542	.740

Distributions

Dividends from Net Investment Income	(.399)	(.373)	(.440)	(.582)	(.680)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.399)	(.373)	(.440)	(.582)	(.680)

Net Asset Value, End of Period	$10.50	$10.63	$10.81	$10.78	$10.82

Total Return	2.58%	1.81%	4.43%	5.17%	7.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$517	$891	$849	$524	$394

Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.11%

Ratio of Net Investment Income to
Average Net Assets	3.82%	3.41%	3.90%	5.39%	6.25%

Portfolio Turnover Rate	31%	37%	43%	65%	81%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Swap Contracts: The fund has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Short-Term Investment-Grade Fund

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $2,089,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Short-Term Investment-Grade Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $6,679,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At January 31, 2006, the fund had $15,889,000 of net swap losses available to reduce ordinary income dividends to shareholders.

For tax purposes, at January 31, 2006, the fund had available realized losses of $288,742,000 to offset future net capital gains of $12,313,000 through January 31, 2009, $191,725,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, and $5,298,000 through January 31, 2015.

At January 31, 2006, net unrealized depreciation of investment securities for tax purposes was $182,062,000, consisting of unrealized gains of $247,487,000 on securities that had risen in value since their purchase and $429,549,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

2-Year Treasury Note	3,952	809,543	(1,522)

5-Year Treasury Note	3,118	329,680	(799)

10-Year Treasury Note	2,730	296,034	(1,184)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes. At January 31, 2006, the fund had the following open swap contracts:

Credit Default Swaps

Reference Entity	Termination Date	Dealer[1]	Notional Amount ($000)	Premium Received	Unrealized Appreciation (Depreciation) ($000)

Coca-Cola Co.	12/29/06	DBS	48,725	0.180%	66

Coca-Cola Co.	1/2/07	DBS	47,525	0.180%	65

Fifth Third Bancorp	4/2/07	DBS	38,550	0.450%	76

Procter & Gamble	9/20/08	DBS	111,800	0.120%	105

Raytheon Co.	9/20/10	BS	18,800	0.360%	55

United Parcel Service	3/20/08	WB	94,670	0.070%	(59)

Verizon Global Funding Corp.	6/15/06	GSI	16,000	0.930%	51

Verizon Global Funding Corp.	6/15/06	MLI	10,000	0.930%	32

Verizon Global Funding Corp.	6/15/06	MSCP	20,000	0.930%	64

					$455

Short-Term Investment-Grade Fund

Interest Rate Swaps

Termination Date	Dealer[1]	Notional Amount ($000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)		Unrealized Appreciation (Depreciation) ($000)

2/15/06	BA	71,700	2.533%	(4.340%)	2	(48)

3/15/06	BA	25,000	2.410%	(4.491%)	2	(56)

4/10/06	BA	75,000	2.419%	(4.550%)	2	(293)

5/11/06	DBS	142,700	2.961%	(4.332%)	2	(653)

6/1/06	ABN	57,050	3.000%	(4.410%)	2	(317)

7/23/06	DBS	21,965	3.055%	(4.614%)	2	(178)

9/15/06	LEH	29,325	2.680%	(4.491%)	2	(385)

9/15/06	LEH	29,325	2.571%	(4.491%)	2	(405)

9/18/06	LEH	47,170	2.578%	(4.491%)	2	(658)

9/19/06	DBS	25,000	2.578%	(4.497%)	2	(350)

11/13/06	LEH	24,360	2.965%	(4.332%)	2	(357)

12/10/06	LEH	26,600	3.152%	(4.480%)	2	(390)

1/12/07	LEH	25,000	2.635%	(4.569%)	2	(521)

1/25/07	ABN	35,000	2.600%	(4.630%)	2	(769)

1/26/07	DBS	44,700	2.607%	(4.630%)	2	(982)

1/26/07	JPM	20,000	3.054%	(4.534%)	3	(356)

2/1/07	DBS	25,900	(3.960%)	4.250%	2	245

3/9/07	JPM	34,200	3.108%	(4.460%)	2	(651)

3/10/07	DBS	19,650	2.698%	(4.480%)	2	(463)

4/2/07	DBS	38,550	3.085%	(4.536%)	2	(788)

4/5/07	LEH	39,000	2.708%	(4.544%)	2	(969)

5/25/07	ABN	52,300	3.193%	(4.390%)	2	(1,128)

6/14/07	DBS	38,000	3.220%	(4.489%)	2	(842)

11/1/07	ABN	33,100	3.163%	(4.250%)	2	(970)

12/28/07	LEH	14,700	4.897%	(4.501%)	2	(5)

1/15/08	LEH	61,900	3.345%	(4.600%)	2	(1,797)

3/28/08	LEH	94,000	4.758%	(4.560%)	3	(303)

9/19/08	LEH	119,400	4.743%	(4.540%)	2	(516)

6/2/09	DBS	40,850	3.765%	(4.420%)	2	(1,439)

						$(16,344)

1 ABN—ABN Amro.
BA—Bank of America.
BS—Bear Stearns.
DBS—Deutsche Bank Securities.
GSI—Goldman Sachs International.
JPM—J.P. Morgan Securities.
LEH—Lehman Brothers Special Financing Inc.
MLI—Merrill Lynch International.
MSCP—Morgan Stanley Credit Producers.
WB—Wachovia Bank NA.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

D.     During the year ended January 31, 2006, the fund purchased $3,702,781,000 of investment securities and sold $6,293,494,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,242,188,000 and $700,710,000, respectively.

E.     The market value of securities on loan to broker/dealers at January 31, 2006, was $3,946,000, for which the fund received cash collateral of $4,057,000.

F.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	2,959,482	280,295	5,022,021	468,272

Issued in Lieu of Cash Distributions	373,829	35,455	375,349	35,064

Redeemed	(5,824,522)	(551,800)	(3,864,072)	(361,083)

Net Increase (Decrease)-Investor Shares	(2,491,211)	(236,050)	1,533,298	142,253

Admiral Shares

Issued	4,503,710	426,686	2,305,011	214,893

Issued in Lieu of Cash Distributions	167,527	15,902	113,360	10,589

Redeemed	(2,127,838)	(201,829)	(1,996,204)	(186,671)

Net Increase (Decrease)-Admiral Shares	2,543,399	240,759	422,167	38,811

Institutional Shares

Issued	86,093	8,168	247,927	23,067

Issued in Lieu of Cash Distributions	18,760	1,779	24,634	2,301

Redeemed	(469,792)	(44,571)	(214,938)	(20,108)

Net Increase (Decrease)-Institutional Shares	(364,939)	(34,624)	57,623	5,260

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	514	1,039	6,453
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.3%3	5.4%	5.2%
Average Coupon	5.5%	5.8%	5.2%
Average Effective Maturity	6.8 years	7.4 years	7.1 years
Average Quality[4]	A1	A2	Aa1
Average Duration	5.2 years	5.9 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.10%
Short-Term Reserves	1%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.99	1.00	0.98	1.00
Beta	0.77	1.00	1.14	1.00

Sector Diversification5 (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	10%
Finance	32
Foreign	2
Government Mortgage-Backed	1
Industrial	35
Treasury/Agency	12
Utilities	7
Short-Term Reserves	1%

Distribution by Credit Quality4 (% of portfolio)

Aaa	29%
Aa	14
A	34
Baa	22
Ba	1

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1-5 Years	30
5-10 Years	64
10-20 Years	6

Investment Focus

1 Lehman 5-10 Year U.S. Credit Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody’s Investors Service.
5 Sector percentages include market exposure obtained through futures and swap contracts. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
   See page 118 for a glossary of investment terms.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Intermediate-Term Investment-Grade
Fund Investor Shares	1.36%	6.06%	6.03%	$17,958

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman 5-10 Year U.S. Credit Index	0.63	6.90	6.55	18,868

Average Intermediate Investment-Grade Fund[1]	1.41	4.83	5.22	16,636

	One Year	Since Inception[2]	Final Value of a $100,000 Investment
Intermediate-Term Investment-Grade
Fund Admiral Shares	1.47%	6.19%	$134,780

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman 5-10 Year U.S. Credit Index	0.63	6.97	139,738

1 Derived from data provided by Lipper Inc.
2 February 12, 2001.
   Note: See Financial Highlights tables on pages 66–67 for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1996-January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-4.2%	6.5%	2.3%	2.7%

1998	3.3	6.9	10.2	10.4

1999	1.2	6.5	7.7	8.4

2000	-8.9	6.2	-2.7	-3.7

2001	5.4	7.8	13.2	14.3

2002	1.5	6.7	8.2	8.1

2003	3.1	6.2	9.3	11.0

2004	2.1	5.3	7.4	9.7

2005	-0.5	4.7	4.2	5.4

2006	-3.3	4.7	1.4	0.6

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	11/1/1993	1.97%	6.50%	-0.06%	6.18%	6.12%

Admiral Shares	2/12/2001	2.07	6.322	—	—	—

1 Lehman 5–10 Year U.S. Credit Index.
2 Return since inception.

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (12.2%)
U.S. Government Securities (10.9%)
U.S. Treasury Bond	4.000%	2/15/15	15,000	14,402
U.S. Treasury Bond	7.500%	11/15/16	16,000	19,872
U.S. Treasury Bond	8.125%	8/15/19	43,000	57,607
U.S. Treasury Bond	8.750%	5/15/20	44,000	62,301
U.S. Treasury Note	4.250%	1/15/11	7,850	7,776
U.S. Treasury Note	4.875%	2/15/12	9,800	9,984
U.S. Treasury Note	4.375%	8/15/12	15,000	14,871
U.S. Treasury Note	3.875%	2/15/13	40,430	38,838
U.S. Treasury Note	4.250%	8/15/13	96,000	94,230
U.S. Treasury Note	4.250%	11/15/13	82,130	80,539
U.S. Treasury Note	4.000%	2/15/14	15,400	14,837
U.S. Treasury Note	4.250%	11/15/14	43,015	42,088
U.S. Treasury Note	4.500%	11/15/15	91,033	90,820
				548,165
Agency Bonds and Notes (0.4%)
Agency for International Development—Egypt (U.S. Government Guaranteed)	4.450%	9/15/15	20,000	19,427

Mortgage-Backed Securities (0.9%)
Conventional Mortgage-Backed Securities (0.1%)
1,2 Federal Home Loan Mortgage Corp.	6.000%	4/1/17	6,089	6,211

Non-Conventional Mortgage-Backed Securities (0.8%)
1,2 Federal Home Loan Mortgage Corp.	4.848%	9/1/32	2,936	2,924
1,2 Federal Home Loan Mortgage Corp.	5.000%	6/15/24	18,762	18,683
1,2 Federal Home Loan Mortgage Corp.	5.000%	10/15/24	4,141	4,117
1,2 Federal Home Loan Mortgage Corp.	5.002%	8/1/32	7,142	7,147
1,2 Federal National Mortgage Assn	5.000%	7/25/24	5,000	4,972
				44,054
Total U.S. Government and Agency Obligations (Cost $620,572)				611,646

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (83.1%)
Asset-Backed/Commercial Mortgage-Backed Securities (9.9%)
2,3 American Express Credit Account Master Trust	4.590%	12/15/08	4,180	4,182
2,3 American Express Credit Account Master Trust	4.580%	11/16/09	3,625	3,631
2,3 American Express Credit Account Master Trust	4.580%	9/15/10	6,800	6,824
2,3 American Express Credit Account Master Trust	4.580%	10/15/10	10,000	10,023
2,3 Bank One Issuance Trust	4.580%	12/15/10	25,000	25,062
2 Bank One Issuance Trust	4.370%	4/15/12	10,000	9,837
2 Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	8,000	7,882
2 Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	7,360	7,145
2 Bear Stearns Commercial Mortgage Securities, Inc.	5.156%	10/12/42	4,956	4,954
2 California Infrastructure & Economic Development Bank Special Purpose Trust PG&E-1	6.420%	9/25/08	375	377
2 Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	6,792
2,3 Chase Credit Card Master Trust	4.500%	5/15/09	15,000	15,015
2,3 Chase Credit Card Master Trust	4.580%	7/15/10	11,000	11,041
2,3 Chase Issuance Trust	4.510%	10/15/12	25,000	25,069
2,3 Citibank Credit Card Issuance Trust	4.560%	10/20/14	25,000	25,098
2 Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	9,827
2 Citibank Credit Card Master Trust	6.300%	5/15/08	10,000	10,044
2 COMED Transitional Funding Trust	5.630%	6/25/09	10,046	10,101
2 Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	14,000	13,865
2 Detroit Edison Securitization Funding LLC	6.190%	3/1/13	15,000	15,642
2,3 Discover Card Master Trust I	4.480%	9/16/10	25,000	25,028
2,3 Fleet Home Equity Loan Trust	4.740%	1/20/33	4,250	4,251
2,3 Ford Credit Floor Plan Master Owner Trust	4.510%	7/15/09	10,000	9,996
2 GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	5,000	4,944
2 GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,350	5,223
2,3 GE Capital Credit Card Master Note Trust	4.520%	6/15/10	4,480	4,484
2,3 GE Capital Credit Card Master Note Trust	4.510%	9/15/10	11,000	11,010
2 Illinois Power Special Purpose Trust	5.540%	6/25/09	4,808	4,831
2 JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	16,000	15,753
2 LB-UBS Commercial Mortgage Trust	4.954%	9/15/30	9,000	8,832
2 Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	11,587
2,3 MBNA Credit Card Master Note Trust	4.490%	2/15/12	15,000	15,030
2,3 Mellon Bank Premium Finance Loan Master Trust	4.651%	6/15/09	6,720	6,732
2,3 Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	4.800%	11/25/15	2,308	2,310
2,3 National City Credit Card Master Trust	4.520%	8/15/12	10,000	10,032
2 PECO Energy Transition Trust	6.050%	3/1/09	8,522	8,586
2 PECO Energy Transition Trust	6.520%	12/31/10	10,000	10,589
2 PG&E Energy Recovery Funding LLC	4.370%	6/25/14	50,000	48,674

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2 PP&L Transition Bond Co. LLC	7.050%	6/25/09	4,166	4,231
2 PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	16,366
2,3 Superior Wholesale Inventory Financing Trust	4.550%	3/15/11	20,000	19,930
2,3 Target Credit Card Master Trust	4.644%	6/27/11	10,000	10,020
2,3 Target Credit Card Master Trust	4.590%	10/27/14	15,000	15,017
				495,867
Finance (31.5%)
Banking (16.0%)
3 Allied Irish Banks	4.251%	8/3/07	17,518	17,512
AmSouth Bank NA	5.200%	4/1/15	10,000	9,864
3,4 ANZ National Bank International Ltd.	4.670%	4/14/08	13,000	12,998
Astoria Financial Corp.	5.750%	10/15/12	9,000	9,049
4 Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	8,550	8,535
4 Banco Santander Peru	5.375%	12/9/14	4,000	3,979
Bank of America Corp.	7.400%	1/15/11	10,000	10,975
Bank of America Corp.	4.875%	9/15/12	12,000	11,823
Bank of America Corp.	4.875%	1/15/13	16,021	15,776
Bank of America Corp.	5.375%	6/15/14	7,000	7,068
Bank of America Corp.	4.750%	8/1/15	15,000	14,468
5 Bank of New York Co., Inc.	4.950%	1/14/11	5,000	4,977
Bank of New York Co., Inc.	4.950%	3/15/15	5,000	4,892
Bank One Corp.	7.875%	8/1/10	10,262	11,383
BB&T Corp.	6.500%	8/1/11	12,500	13,321
BB&T Corp.	4.750%	10/1/12	5,000	4,894
4 BNP Paribas	4.800%	6/24/15	10,000	9,670
3 Citigroup, Inc.	4.600%	6/9/09	25,700	25,750
Citigroup, Inc.	7.250%	10/1/10	900	980
Citigroup, Inc.	5.625%	8/27/12	20,000	20,591
Citigroup, Inc.	5.000%	9/15/14	9,000	8,827
Citigroup, Inc.	5.300%	1/7/16	10,000	10,015
Colonial Bank NA	6.375%	12/1/15	3,100	3,142
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	25,000	24,182
Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	10,018
Fifth Third Bank	4.750%	2/1/15	13,150	12,657
First Tennessee Bank	5.050%	1/15/15	5,000	4,850
Golden West Financial Corp.	4.750%	10/1/12	22,450	22,019
HSBC Bank USA	3.875%	9/15/09	1,500	1,440
HSBC Bank USA	4.625%	4/1/14	22,000	21,040
Hudson United Bank	7.000%	5/15/12	9,200	10,091
JPMorgan Chase & Co.	4.500%	1/15/12	5,000	4,839
JPMorgan Chase & Co.	5.750%	1/2/13	10,000	10,234
JPMorgan Chase & Co.	4.875%	3/15/14	5,000	4,836

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	5.150%	10/1/15	15,000	14,687
Key Bank NA	4.950%	9/15/15	18,000	17,464
4 M & T Bank Corp.	3.850%	4/1/13	2,750	2,675
Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,044
Mellon Bank NA	4.750%	12/15/14	5,000	4,859
Mellon Funding Corp.	3.250%	4/1/09	10,000	9,504
Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	9,664
National Australia Bank	8.600%	5/19/10	5,000	5,654
National City Bank	6.250%	3/15/11	8,000	8,386
National City Corp.	4.900%	1/15/15	3,435	3,343
2 National Westminster Bank PLC	7.750%	4/29/49	7,300	7,607
North Fork Bancorp	5.875%	8/15/12	19,347	19,944
PNC Bank NA	4.875%	9/21/17	5,000	4,751
Regions Financial Corp.	6.375%	5/15/12	8,975	9,573
2,4 Resona Bank Ltd.	5.850%	9/29/49	4,200	4,170
2,4 Resona Preferred Global Securities	7.191%	12/30/49	2,475	2,623
Royal Bank of Scotland Group PLC	5.000%	11/12/13	6,000	5,928
4 Scotland International Finance	7.700%	8/15/10	10,000	11,056
Skandinaviska Enskilda Banken	6.875%	2/15/09	5,000	5,263
Southtrust Corp.	5.800%	6/15/14	5,000	5,157
4 Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,879
Sovereign Bank	4.000%	2/1/08	4,900	4,807
Sovereign Bank	4.375%	8/1/13	2,458	2,392
State Street Capital Trust	5.300%	1/15/16	12,000	12,036
3 SunTrust Banks, Inc.	4.540%	6/2/09	12,175	12,196
3 SunTrust Banks, Inc.	4.830%	4/1/15	6,000	5,998
Union Planters Corp.	7.750%	3/1/11	10,000	11,132
UnionBanCal Corp.	5.250%	12/16/13	3,000	2,973
4 United Overseas Bank Ltd.	4.500%	7/2/13	7,000	6,644
3 US Bank NA	4.880%	10/14/14	10,000	10,034
US Bank NA	4.950%	10/30/14	21,750	21,387
2 Wachovia Bank NA	5.800%	12/31/49	2,625	2,636
Wachovia Corp.	4.875%	2/15/14	36,315	35,156
Wachovia Corp.	5.250%	8/1/14	15,000	14,869
Washington Mutual Bank	5.650%	8/15/14	19,500	19,619
Washington Mutual Bank	5.125%	1/15/15	9,000	8,703
Washington Mutual Finance Corp.	6.875%	5/15/11	10,000	10,768
Wells Fargo & Co.	4.200%	1/15/10	20,000	19,382
Wells Fargo & Co.	5.125%	9/1/12	10,000	9,964
Wells Fargo & Co.	4.625%	4/15/14	10,000	9,614
Western Financial Bank	9.625%	5/15/12	1,640	1,829
4 Westpac Capital Trust III	5.819%	12/30/49	14,300	14,464
Wilmington Trust Corp.	4.875%	4/15/13	15,805	15,388

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Zions Bancorp	6.000%	9/15/15	11,000	11,406
Zions Bancorp	5.500%	11/16/15	8,000	7,994
Brokerage (3.2%)
Bear Stearns Co., Inc.	5.300%	10/30/15	30,000	29,640
3 Goldman Sachs Group, Inc.	4.944%	7/23/09	3,575	3,594
Goldman Sachs Group, Inc.	4.500%	6/15/10	5,000	4,868
3 Goldman Sachs Group, Inc.	4.819%	6/28/10	8,925	8,951
Goldman Sachs Group, Inc.	5.125%	1/15/15	25,000	24,535
LaBranche & Co.	9.500%	5/15/09	1,375	1,471
LaBranche & Co.	11.000%	5/15/12	375	415
Lehman Brothers Holdings, Inc.	4.375%	11/30/10	10,000	9,708
Lehman Brothers Holdings, Inc.	4.800%	3/13/14	14,500	14,008
Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	24,318
Morgan Stanley Dean Witter	5.300%	3/1/13	18,000	17,937
Morgan Stanley Dean Witter	4.750%	4/1/14	5,000	4,747
Morgan Stanley Dean Witter	5.375%	10/15/15	15,000	14,807
2,4 Topaz Ltd.	6.920%	3/10/07	2,300	2,318
Finance Companies (6.2%)
3 American Express Centurion Bank	4.630%	11/16/09	5,000	5,017
American Express Co.	4.875%	7/15/13	16,417	16,081
American Express Credit Corp.	3.000%	5/16/08	6,500	6,224
American General Finance Corp.	4.875%	5/15/10	1,000	987
American General Finance Corp.	4.875%	7/15/12	12,000	11,716
American General Finance Corp.	5.375%	10/1/12	20,000	20,068
Capital One Bank	5.125%	2/15/14	10,000	9,810
Capital One Financial	6.250%	11/15/13	8,000	8,329
Capital One Financial	5.500%	6/1/15	10,000	9,871
CIT Group, Inc.	5.000%	2/1/15	12,000	11,596
CIT Group, Inc.	5.400%	1/30/16	7,500	7,409
Countrywide Home Loan	4.000%	3/22/11	10,000	9,391
General Electric Capital Corp.	3.250%	6/15/09	10,000	9,475
General Electric Capital Corp.	4.375%	11/21/11	20,000	19,295
General Electric Capital Corp.	5.875%	2/15/12	45,000	46,737
General Electric Capital Corp.	6.000%	6/15/12	15,000	15,681
General Electric Capital Corp.	4.750%	9/15/14	10,000	9,731
HSBC Finance Corp.	4.125%	11/16/09	5,000	4,820
3 HSBC Finance Corp.	4.841%	9/14/12	8,000	7,998
HSBC Finance Corp.	5.250%	4/15/15	7,500	7,355
HSBC Finance Corp.	5.000%	6/30/15	5,000	4,811
International Lease Finance Corp.	4.750%	7/1/09	4,350	4,292
International Lease Finance Corp.	5.875%	5/1/13	10,000	10,281

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
iStar Financial Inc.	7.000%	3/15/08	680	702
MBNA Corp.	7.500%	3/15/12	6,145	6,886
Residential Capital Corp.	6.375%	6/30/10	10,300	10,534
SLM Corp.	5.050%	11/14/14	7,500	7,344
USAA Capital Corp.	4.640%	12/15/09	26,000	25,635
Insurance (2.6%)
Genworth Financial, Inc.	4.950%	10/1/15	5,000	4,840
Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	9,601
2 ING Capital Funding Trust III	5.775%	12/8/49	3,120	3,118
Lincoln National Corp.	6.200%	12/15/11	7,000	7,370
Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	5,228
MetLife, Inc.	6.125%	12/1/11	15,000	15,756
MetLife, Inc.	5.375%	12/15/12	10,000	10,077
Nationwide Financial Services	5.900%	7/1/12	5,000	5,171
4 New York Life Global Funding	5.375%	9/15/13	12,000	12,108
4 Principal Life Global	4.400%	10/1/10	10,000	9,707
Protective Life Secured Trust	4.000%	4/1/11	5,000	4,735
Prudential Financial, Inc.	5.100%	9/20/14	15,000	14,784
Prudential Financial, Inc.	4.750%	6/13/15	7,000	6,709
St. Paul Travelers Cos., Inc.	5.500%	12/1/15	4,000	4,017
Travelers Property Casualty Corp.	5.000%	3/15/13	5,000	4,874
4 UnumProvident Corp.	6.850%	11/15/15	1,100	1,145
Willis Group Holdings Ltd.	5.625%	7/15/15	9,000	8,977
4 Xlliac Global Funding	4.800%	8/10/10	3,300	3,224
Real Estate Investment Trusts (2.7%)
Archstone-Smith Trust	5.250%	5/1/15	5,000	4,924
Arden Realty LP	5.200%	9/1/11	1,900	1,904
Camden Property Trust	5.000%	6/15/15	10,000	9,595
Colonial Realty LP	5.500%	10/1/15	3,000	2,917
CPG Partners LP	8.250%	2/1/11	5,000	5,614
Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	7,415
EOP Operating LP	8.100%	8/1/10	5,000	5,498
EOP Operating LP	7.000%	7/15/11	10,000	10,701
ERP Operating LP	5.125%	3/15/16	11,000	10,708
Health Care Property Investment, Inc.	6.000%	3/1/15	5,925	5,983
Health Care REIT, Inc.	8.000%	9/12/12	5,000	5,532
Health Care REIT, Inc.	5.875%	5/15/15	5,725	5,615
HRPT Properties Trust	6.400%	2/15/15	9,500	9,890
Irvine Apartment Communities Inc.	7.000%	10/1/07	5,000	5,107
Liberty Property LP	5.125%	3/2/15	5,000	4,812
4 ProLogis	5.625%	11/15/15	5,000	4,979

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Simon Property Group Inc.	4.875%	3/18/10	10,000	9,861
Simon Property Group Inc.	4.875%	8/15/10	3,750	3,693
Weingarten Realty Investors	4.857%	1/15/14	10,000	9,641
3,4 Westfield Capital Corp.	4.560%	11/2/07	8,650	8,667
Other (0.8%)
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	5,000	4,818
Berkshire Hathaway Finance Corp.	4.750%	5/15/12	20,000	19,613
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	16,677
				1,574,315
Industrial (34.4%)
Basic Industry (1.1%)
Celulosa Arauco Constitution SA	5.125%	7/9/13	9,000	8,663
Celulosa Arauco Constitution SA	5.625%	4/20/15	3,000	2,951
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	7,000	6,742
International Steel Group, Inc.	6.500%	4/15/14	2,200	2,244
Lubrizol Corp.	5.500%	10/1/14	14,000	13,943
Rio Tinto Finance USA Ltd.	2.625%	9/30/08	7,000	6,585
Rohm & Haas Co.	7.400%	7/15/09	1,403	1,502
Southern Copper Corp.	6.375%	7/27/15	550	545
4 UPM-Kymenne Corp.	5.625%	12/1/14	10,000	9,846
Vale Overseas Ltd.	6.250%	1/11/16	3,500	3,509
Capital Goods (4.3%)
Avery Dennison Corp.	4.875%	1/15/13	6,800	6,634
2,4 BAE Systems	7.156%	12/15/11	8,096	8,517
Boeing Capital Corp.	6.100%	3/1/11	5,000	5,223
Boeing Co.	5.125%	2/15/13	8,000	7,998
Caterpillar Financial Services Corp.	4.300%	6/1/10	7,000	6,784
Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	2,886
Crane Co.	5.500%	9/15/13	5,000	4,936
CRH America Inc.	6.950%	3/15/12	8,555	9,222
4 Crown Americas Inc.	7.625%	11/15/13	650	674
Emerson Electric Co.	7.125%	8/15/10	12,500	13,548
General Dynamics Corp.	4.250%	5/15/13	16,350	15,532
John Deere Capital Corp.	7.000%	3/15/12	13,440	14,647
L-3 Communications Corp.	7.625%	6/15/12	675	709
L-3 Communications Corp.	6.125%	7/15/13	450	444
L-3 Communications Corp.	5.875%	1/15/15	1,400	1,358
Masco Corp.	5.875%	7/15/12	10,560	10,651
2,4 Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	3,795	3,830
NMHG Holding Co.	10.000%	5/15/09	1,165	1,233
Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	2,250	2,348

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Raytheon Co.	4.850%	1/15/11	13,850	13,615
Textron Financial Corp.	4.600%	5/3/10	8,000	7,839
Textron, Inc.	4.500%	8/1/10	7,000	6,824
Tyco International Group SA	6.375%	10/15/11	10,000	10,491
Tyco International Group SA	6.000%	11/15/13	11,000	11,358
United Technologies Corp.	6.350%	3/1/11	30,600	32,273
Waste Management, Inc.	7.375%	8/1/10	16,370	17,691
Communication (6.7%)
America Movil SA de C.V	5.750%	1/15/15	10,000	9,950
AT&T, Inc.	6.250%	3/15/11	5,000	5,196
AT&T Inc.	5.100%	9/15/14	10,000	9,695
British Sky Broadcasting Corp.	6.875%	2/23/09	10,000	10,449
British Sky Broadcasting Corp.	8.200%	7/15/09	4,125	4,499
Clear Channel Communications, Inc.	4.400%	5/15/11	6,000	5,567
Comcast Corp.	5.850%	1/15/10	8,000	8,128
Comcast Corp.	5.500%	3/15/11	7,000	7,011
Comcast Corp.	4.950%	6/15/16	10,000	9,271
Cox Communications, Inc.	6.750%	3/15/11	10,000	10,378
Cox Communications, Inc.	4.625%	6/1/13	4,000	3,705
4 Cox Enterprises, Inc.	7.875%	9/15/10	5,000	5,387
Deutsche Telekom International Finance	8.000%	6/15/10	16,000	17,720
France Telecom	7.750%	3/1/11	25,000	27,773
News America Inc.	4.750%	3/15/10	9,800	9,633
Nextel Communications	5.950%	3/15/14	5,000	5,038
Shaw Communications Inc.	8.250%	4/11/10	1,075	1,150
Sprint Capital Corp.	7.625%	1/30/11	17,270	19,001
Sprint Capital Corp.	8.375%	3/15/12	5,000	5,758
Telecom Italia Capital	5.250%	11/15/13	15,000	14,552
Telecom Italia Capital	4.950%	9/30/14	10,000	9,449
Telecom Italia Capital	5.250%	10/1/15	7,000	6,713
Telefonos de Mexico SA	5.500%	1/27/15	10,000	9,800
Telstra Corp. Ltd.	6.375%	4/1/12	15,000	15,786
Univision Communications, Inc.	3.875%	10/15/08	7,000	6,733
USA Interactive	7.000%	1/15/13	9,900	10,285
Verizon Global Funding Corp.	6.875%	6/15/12	16,000	17,230
Verizon Global Funding Corp.	7.375%	9/1/12	20,000	22,127
Verizon Global Funding Corp.	4.900%	9/15/15	5,000	4,785
Vodafone AirTouch PLC	7.750%	2/15/10	5,820	6,351
Vodafone Group PLC	5.000%	9/15/15	10,000	9,681
Washington Post Co.	5.500%	2/15/09	24,350	24,659

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Cyclical (6.0%)
4 American Honda Finance	5.125%	12/15/10	17,000	16,994
Centex Corp.	4.550%	11/1/10	4,600	4,415
2,4 CVS Corp.	6.117%	1/10/13	7,580	7,712
DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	7,000	6,801
DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	632
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,209
3 Ford Motor Credit Co.	7.260%	11/2/07	5,320	5,198
Ford Motor Credit Co.	7.250%	10/25/11	5,300	4,855
General Motors Acceptance Corp.	6.750%	12/1/14	2,200	2,082
4 GSC Holdings Corp.	8.000%	10/1/12	1,075	1,051
Harrah's Entertainment Inc.	7.875%	3/15/10	1,575	1,695
Harrah's Operating Co., Inc.	8.000%	2/1/11	8,125	8,952
Harrah's Operating Co., Inc.	5.750%	10/1/17	15,000	14,505
International Speedway Corp.	4.200%	4/15/09	3,815	3,697
International Speedway Corp.	5.400%	4/15/14	7,000	6,963
Johnson Controls, Inc.	5.250%	1/15/11	3,000	2,991
K. Hovnanian Enterprises	6.250%	1/15/16	4,260	3,988
KB HOME	6.375%	8/15/11	2,250	2,253
Lowe's Cos., Inc.	5.000%	10/15/15	7,000	6,942
May Department Stores Co.	5.750%	7/15/14	5,000	5,057
MDC Holdings Inc.	7.000%	12/1/12	1,615	1,689
MDC Holdings Inc.	5.375%	7/1/15	7,000	6,471
Meritage Corp.	6.250%	3/15/15	1,000	915
MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,523
MGM Mirage, Inc.	5.875%	2/27/14	1,000	965
4 Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,355
Office Depot, Inc.	6.250%	8/15/13	10,000	10,126
Pulte Homes, Inc.	5.200%	2/15/15	5,000	4,671
Royal Caribbean Cruises	6.750%	3/15/08	1,530	1,570
Royal Caribbean Cruises	8.750%	2/2/11	680	768
Ryland Group, Inc.	5.375%	1/15/15	10,000	9,323
Sears Roebuck Acceptance Corp.	6.750%	8/15/11	1,100	1,070
Staples Inc.	7.375%	10/1/12	13,360	14,819
Target Corp.	5.375%	6/15/09	23,100	23,426
Tenneco Automotive Inc.	8.625%	11/15/14	1,100	1,100
The Walt Disney Co.	6.200%	6/20/14	10,000	10,458
Time Warner, Inc.	6.750%	4/15/11	5,000	5,241
Time Warner, Inc.	6.875%	5/1/12	9,500	10,084
Toll Corp.	8.250%	2/1/11	695	721
Toyota Motor Credit Corp.	4.350%	12/15/10	20,000	19,542
Viacom Inc.	6.625%	5/15/11	9,575	10,016
Wal-Mart Stores, Inc.	4.125%	2/15/11	34,000	32,686

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
WCI Communities Inc.	9.125%	5/1/12	2,700	2,754
Wynn Las Vegas LLC	6.625%	12/1/14	600	585
Yum! Brands, Inc.	8.875%	4/15/11	2,000	2,276
Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,684
Consumer Noncyclical (9.3%)
Altria Group, Inc.	5.625%	11/4/08	2,475	2,499
Altria Group, Inc.	7.000%	11/4/13	5,000	5,445
4 AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,793
4 AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,038
Amgen Inc.	4.850%	11/18/14	10,000	9,735
Anheuser-Busch Cos., Inc.	7.500%	3/15/12	5,000	5,601
Archer-Daniels-Midland Co.	5.870%	11/15/10	10,000	10,317
4 Bavaria SA	8.875%	11/1/10	1,040	1,134
4 Baxter International, Inc.	4.750%	10/15/10	16,860	16,503
Beckman Coulter Inc.	6.875%	11/15/11	9,000	9,661
Becton, Dickinson & Co.	4.550%	4/15/13	8,000	7,747
Biovail Corp.	7.875%	4/1/10	1,390	1,435
Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	2,031
4 Cadbury Schweppes US Finance	5.125%	10/1/13	4,000	3,924
Campbell Soup Co.	4.875%	10/1/13	10,000	9,680
4 Cargill Inc.	6.300%	4/15/09	8,750	9,052
4 Cargill Inc.	4.375%	6/1/13	8,600	8,107
CIGNA Corp.	7.000%	1/15/11	10,000	10,748
Clorox Co.	5.000%	1/15/15	8,000	7,759
Coca-Cola Bottling Co.	5.000%	11/15/12	7,000	6,831
Colgate-Palmolive Co.	5.980%	4/25/12	14,300	15,060
ConAgra Foods, Inc.	6.750%	9/15/11	6,837	7,180
Coventry Health Care Inc.	5.875%	1/15/12	625	629
Dean Foods Co.	6.625%	5/15/09	2,025	2,081
Delhaize America Inc.	7.375%	4/15/06	3,300	3,312
Delhaize America Inc.	8.125%	4/15/11	3,125	3,400
Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	7,093
Fisher Scientific International Inc.	6.750%	8/15/14	200	209
Fortune Brands Inc.	5.375%	1/15/16	10,000	9,838
4 Fosters Finance Corp.	6.875%	6/15/11	8,650	9,215
4 Fosters Finance Corp.	4.875%	10/1/14	4,000	3,790
Genentech Inc.	4.750%	7/15/15	16,150	15,578
General Mills, Inc.	6.000%	2/15/12	6,429	6,649
H.J. Heinz Co.	6.625%	7/15/11	10,500	11,053
4 Health Care Services Corp.	7.750%	6/15/11	20,000	22,199
Hershey Foods Corp.	4.850%	8/15/15	5,000	4,885
Hormel Foods Corp.	6.625%	6/1/11	16,085	17,221

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Hospira, Inc.	5.900%	6/15/14	8,000	8,218
Kellogg Co.	6.600%	4/1/11	13,500	14,356
Kimberly-Clark Corp.	4.875%	8/15/15	6,000	5,917
Kroger Co.	6.200%	6/15/12	9,300	9,513
Land O'Lakes Inc.	9.000%	12/15/10	410	443
Manor Care Inc.	6.250%	5/1/13	4,000	4,110
4 Medtronic Inc.	4.750%	9/15/15	20,000	19,238
Nabisco Inc.	7.550%	6/15/15	25,000	28,791
PepsiAmericas Inc.	4.500%	3/15/13	6,000	5,715
4 Quest Diagnostic, Inc.	5.450%	11/1/15	10,000	9,977
Safeway, Inc.	4.950%	8/16/10	5,495	5,344
Schering-Plough Corp.	5.550%	12/1/13	5,000	5,054
4 Tate & Lyle International Finance PLC	5.000%	11/15/14	10,000	9,462
Teva Pharmaceutical Finance LLC	5.550%	2/1/16	7,000	6,995
UnitedHealth Group, Inc.	5.000%	8/15/14	12,000	11,804
WellPoint, Inc.	6.375%	1/15/12	7,500	7,913
WellPoint, Inc.	6.800%	8/1/12	10,000	10,799
Wm. Wrigley Jr. Co.	4.650%	7/15/15	5,700	5,518
Wyeth	6.950%	3/15/11	10,000	10,748
4 Wyeth	5.500%	2/15/16	10,000	10,047
Energy (1.8%)
Diamond Offshore Drilling	5.150%	9/1/14	6,680	6,612
4 GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	5,933
4 LG Caltex Oil Corp.	5.500%	8/25/14	4,000	3,979
2,4,6Oil Enterprises Ltd.	6.239%	6/30/08	2,411	2,463
Petrobras International Finance	7.750%	9/15/14	400	436
2,4,6PF Export Receivables Master Trust	6.600%	12/1/11	22,078	22,298
2,4 PF Export Receivables Master Trust	3.748%	6/1/13	2,751	2,609
2,4 PF Export Receivables Master Trust	6.436%	6/1/15	4,952	4,935
2,4 Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	7,655	7,369
2,4 Ras Laffan Liquified Natural Gas Co.	5.298%	9/30/20	15,020	14,746
4 Statoil	5.125%	4/30/14	10,000	10,003
4 Tesoro Corp.	6.250%	11/1/12	1,275	1,285
XTO Energy, Inc.	6.250%	4/15/13	5,000	5,269
Technology (0.8%)
Affiliated Computer Services	5.200%	6/1/15	7,000	6,265
4 Computer Associates Inc.	5.250%	12/1/09	1,575	1,550
First Data Corp.	5.625%	11/1/11	7,750	7,803
4 Oracle Corp.	5.250%	1/15/16	13,000	12,822
Pitney Bowes, Inc.	5.000%	3/15/15	10,000	9,680
Pitney Bowes, Inc.	4.750%	1/15/16	5,000	4,698

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Transportation (2.8%)
2 Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/10	1,821	1,903
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	5,000	5,360
Burlington Northern Santa Fe Corp.	4.300%	7/1/13	5,000	4,732
Continental Airlines, Inc.	6.563%	2/15/12	3,000	3,158
2 Continental Airlines, Inc.	6.648%	9/15/17	1,261	1,251
2 Continental Airlines, Inc.	9.798%	4/1/21	2,467	2,485
CSX Corp.	6.750%	3/15/11	9,095	9,686
CSX Corp.	5.300%	2/15/14	5,000	4,987
4 ERAC USA Finance Co.	7.950%	12/15/09	10,000	10,847
4 ERAC USA Finance Co.	8.000%	1/15/11	5,740	6,312
FedEx Corp.	3.500%	4/1/09	2,700	2,579
4 Greenbrier Co. Inc.	8.375%	5/15/15	525	547
Greenbrier Co. Inc.	8.375%	5/15/15	1,100	1,147
2,3 JetBlue Airways Corp.	8.741%	3/15/08	1,183	1,193
2,3 JetBlue Airways Corp.	7.440%	11/15/08	1,278	1,277
2,3 JetBlue Airways Corp.	4.866%	12/15/13	5,374	5,343
3 JetBlue Airways Corp.	4.911%	3/15/14	7,150	7,105
3 JetBlue Airways Corp.	4.790%	11/15/16	4,765	4,746
Norfolk Southern Corp.	8.625%	5/15/10	10,000	11,294
4 Quantas Airways	5.125%	6/20/13	11,700	11,279
Ryder System	5.000%	6/15/12	6,000	5,774
Southwest Airlines Co.	5.250%	10/1/14	3,625	3,507
Southwest Airlines Co.	5.125%	3/1/17	7,400	6,916
TFM SA de CV	12.500%	6/15/12	1,840	2,102
Union Pacific Corp.	3.625%	6/1/10	9,500	8,925
Union Pacific Corp.	6.650%	1/15/11	8,223	8,722
4 Union Pacific Corp.	5.214%	9/30/14	6,000	5,870
Other (1.6%)
Black & Decker Corp.	7.125%	6/1/11	8,550	9,125
Briggs & Stratton Corp.	8.875%	3/15/11	4,150	4,648
Cintas Corp.	6.000%	6/1/12	5,000	5,246
Eaton Corp.	5.750%	7/15/12	10,000	10,382
Hughes Supply Inc.	5.500%	10/15/14	10,000	10,152
2,4 Parker Retirement Savings Plan Trust	6.340%	7/15/08	1,378	1,396
Parker-Hannifin Corp	4.875%	2/15/13	6,100	5,999
4 Targeted Return Index Securities Trust 10-2002	6.962%	1/15/12	17,100	18,510
4 Targeted Return Index Securities Trust 5-2002	5.940%	1/25/07	8,852	8,982
Thermo Electron Corp.	5.000%	6/1/15	4,700	4,527
				1,721,248

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Utilities (7.3%)
Electric (5.5%)
3 Alabama Power Co.	4.580%	8/25/09	5,000	5,010
Baltimore Gas & Electric Co.	6.700%	12/1/06	9,000	9,127
Carolina Power & Light Co.	5.150%	4/1/15	7,000	6,885
CMS Energy Corp.	6.300%	2/1/12	2,675	2,645
Columbus Southern Power	5.500%	3/1/13	10,000	10,088
Dominion Resources, Inc.	6.250%	6/30/12	6,000	6,230
Dominion Resources, Inc.	5.000%	3/15/13	9,000	8,722
Entergy Gulf States, Inc.	3.600%	6/1/08	4,100	3,937
Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	9,374
FPL Group Capital, Inc.	7.375%	6/1/09	10,000	10,723
Georgia Power Capital Trust	4.875%	11/1/42	5,000	4,958
2,4 GWF Energy LLC	6.131%	12/30/11	3,249	3,262
Jersey Central Power & Light	5.625%	5/1/16	5,000	5,099
4 Korea East-West Power Co.	4.875%	4/21/11	5,000	4,883
4 Korea East-West Power Co.	5.250%	11/15/12	5,000	4,943
4 LG&E Capital Corp.	6.460%	1/15/08	5,000	5,131
MidAmerican Energy Co.	5.125%	1/15/13	9,000	8,946
NiSource Finance Corp.	7.875%	11/15/10	5,594	6,184
Northeast Utilities	7.250%	4/1/12	4,620	5,005
Nstar	8.000%	2/15/10	20,000	22,134
Ohio Edison	4.000%	5/1/08	5,000	4,875
Ohio Power Co.	4.850%	1/15/14	5,000	4,815
Pacific Gas & Electric Co.	4.200%	3/1/11	5,000	4,772
Pacific Gas & Electric Co.	4.800%	3/1/14	5,000	4,828
4,7 PacifiCorp Australia LLC	6.150%	1/15/08	14,000	14,338
PECO Energy Co.	5.950%	11/1/11	15,000	15,716
PECO Energy Co.	4.750%	10/1/12	4,500	4,390
3 Pepco Holdings, Inc.	5.035%	6/1/10	3,075	3,071
Potomac Electric Power	4.950%	11/15/13	5,465	5,331
PPL Electric Utilities Corp.	6.250%	8/15/09	10,000	10,323
Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,152
Public Service Co. of New Mexico	4.400%	9/15/08	1,600	1,568
Southern California Edison Co.	7.625%	1/15/10	20,000	21,665
4 SP PowerAssets Ltd.	5.000%	10/22/13	15,000	14,830
Texas-New Mexico Power Co.	6.125%	6/1/08	4,475	4,522
4 United Electric Distribution	4.700%	4/15/11	10,000	9,782
Natural Gas (1.8%)
AGL Capital Corp.	7.125%	1/14/11	10,000	10,856
Atmos Energy Corp.	4.950%	10/15/14	6,420	6,165
Boardwalk Pipelines LLC	5.500%	2/1/17	2,900	2,851

Intermediate-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Enbridge Energy Partners	4.750%	6/1/13	10,000	9,477
Enbridge Inc.	4.900%	3/1/15	5,000	4,875
Enterprise Products Operating LP	4.000%	10/15/07	2,750	2,695
4 Florida Gas Transmission	7.625%	12/1/10	5,000	5,464
4 Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	8,538
KeySpan Gas East Corp.	7.875%	2/1/10	10,000	11,010
Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,794
Plains All American Pipeline LP	5.875%	8/15/16	6,500	6,574
San Diego Gas & Electric	5.300%	11/15/15	10,000	10,015
Southern California Gas Co.	4.375%	1/15/11	5,000	4,851
* 4 Yosemite Security Trust	8.250%	11/15/04	2,500	1,438
				362,867
Total Corporate Bonds (Cost $4,180,828)				4,154,297
Taxable Municipal Bond (0.1%)
New York City NY IDA Special Fac. Rev (American Airlines Inc. J.F.K. International Project) (Cost $4,139)	7.500%	8/1/16	4,260	4,375
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
China Development Bank	5.000%	10/15/15	1,500	1,463
Corp. Andina de Fomento	6.875%	3/15/12	4,225	4,564
Corp. Andina de Fomento	5.200%	5/21/13	5,000	4,943
4 Export-Import Bank of Korea	4.125%	2/10/09	4,800	4,670
Financement Quebec	5.000%	10/25/12	10,000	9,992
Korea Development Bank	4.750%	7/20/09	15,950	15,771
4 Korea Highway Corp.	4.875%	4/7/14	5,000	4,803
2 Pemex Finance Ltd.	9.690%	8/15/09	11,250	12,125
4 Pemex Project Funding Master Trust	5.750%	12/15/15	8,650	8,529
2,4 Petroleum Export Limited	5.265%	6/15/11	6,276	6,304
4 Petroliam Nasional Bhd	7.750%	8/15/15	10,000	11,849
Republic of Korea	4.875%	9/22/14	9,325	9,129
United Mexican States	6.375%	1/16/13	6,000	6,354
Total Sovereign Bonds (Cost $98,202)				100,496
			Shares
Preferred Stocks (0.1%)
Public Storage, Inc.	6.600%	75,850	1,858
Southern California Edison Co.	6.125%	21,000	2,137
Total Preferred Stocks (Cost $3,996)				3,995

Intermediate-Term Investment-Grade Fund

	Shares	Market Value• ($000)
Temporary Cash Investment (1.1%)
8 Vanguard Market Liquidity Fund, 4.405% (Cost $52,985)	52,984,798	52,985
Total Investments (98.6%) (Cost $4,960,722)		4,927,794
Other Assets and Liabilities (1.4%)
Other Assets—Note B		131,398
Liabilities		(62,148)
		69,250
Net Assets (100%)		4,997,044

At January 31, 2006, net assets consisted of:9

Amount ($000)
Paid-in Capital	5,046,285
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(13,030)
Unrealized Depreciation
Investment Securities	(32,928)
Futures Contracts	(379)
Swap Contracts	(2,904)
Net Assets	4,997,044
Investor Shares—Net Assets
Applicable to 251,511,118 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,447,093
Net Asset Value Per Share—Investor Shares	$9.73
Admiral Shares—Net Assets
Applicable to 262,083,059 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,549,951
Net Asset Value Per Share—Admiral Shares	$9.73

• See Note A in Notes to Financial Statements.
* Non-income-producing security—security in default.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Adjustable-rate note.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate value of these securities was $580,185,000, representing 11.6% of net assets.
5 Securities with a value of $4,977,000 have been segregated as initial margin for open futures contracts.
6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
7 Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 See Note C in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends	27

Interest[1]	241,014

Security Lending	35

Total Income	241,076

Expenses

The Vanguard Group—Note B

Investment Advisory Fees	531

Management and Administrative
Investor Shares	4,665

Admiral Shares	1,385

Marketing and Distribution
Investor Shares	723

Admiral Shares	422

Custodian Fees	22

Auditing Fees	25

Shareholders' Reports

Investor Shares	108

Admiral Shares	7

Trustees' Fees and Expenses	5

Total Expenses	7,893

Net Investment Income	233,183

Realized Net Gain (Loss)

Investment Securities Sold	951

Futures Contracts	668

Swap Contracts	(2,157)

Realized Net Gain (Loss)	(538)

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(163,921)

Futures Contracts	(255)

Swap Contracts	(2,754)

Change in Unrealized Appreciation (Depreciation)	(166,930)

Net Increase (Decrease) in Net Assets Resulting from Operations	65,715

1 Interest income from an affiliated company of the fund was $3,877,000.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	233,183	207,212

Realized Net Gain (Loss)	(538)	31,015

Change in Unrealized Appreciation (Depreciation)	(166,930)	(51,837)

Net Increase (Decrease) in Net Assets Resulting from Operations	65,715	186,390

Distributions

Net Investment Income

Investor Shares	(133,104)	(140,346)

Admiral Shares	(100,051)	(67,497)

Realized Capital Gain[1]

Investor Shares	(5,850)	(16,428)

Admiral Shares	(2,781)	(7,832)

Total Distributions	(241,786)	(232,103)

Capital Share Transactions—Note E

Investor Shares	(672,031)	436,611

Admiral Shares	1,097,532	225,732

Net Increase (Decrease) from Capital Share Transactions	425,501	662,343

Total Increase (Decrease)	249,430	616,630

Net Assets

Beginning of Period	4,747,614	4,130,984

End of Period	4,997,044	4,747,614

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $3,357,000 and $5,501,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.08	$10.19	$10.06	$9.76	$9.62

Investment Operations

Net Investment Income	.466	.474	.503	.579	.630

Net Realized and Unrealized Gain (Loss)
on Investments	(.332)	(.055)	.224	.300	.142

Total from Investment Operations	.134	.419	.727	.879	.772

Distributions

Dividends from Net Investment Income	(.466)	(.474)	(.518)	(.579)	(.630)

Distributions from Realized Capital Gains	(.018)	(.055)	(.079)	—	(.002)

Total Distributions	(.484)	(.529)	(.597)	(.579)	(.632)

Net Asset Value, End of Period	$9.73	$10.08	$10.19	$10.06	$9.76

Total Return	1.36%	4.24%	7.38%	9.30%	8.23%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,447	$3,219	$2,813	$2,500	$2,075

Ratio of Total Expenses to Average Net Assets	0.21%	0.20%	0.20%	0.20%	0.21%

Ratio of Net Investment Income to
Average Net Assets	4.71%	4.70%	4.90%	5.87%	6.99%

Portfolio Turnover Rate	51%	40%	55%	84%	118%

Intermediate-Term Investment-Grade Fund

Admiral Shares

	Year Ended January 31,				Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.08	$10.19	$10.06	$9.76	$9.60

Investment Operations

Net Investment Income	.477	.484	.512	.585	.616

Net Realized and Unrealized Gain (Loss)
on Investments	(.332)	(.055)	.224	.300	.162

Total from Investment Operations	.145	.429	.736	.885	.778

Distributions

Dividends from Net Investment Income	(.477)	(.484)	(.527)	(.585)	(.616)

Distributions from Realized Capital Gains	(.018)	(.055)	(.079)	—	(.002)

Total Distributions	(.495)	(.539)	(.606)	(.585)	(.618)

Net Asset Value, End of Period	$9.73	$10.08	$10.19	$10.06	$9.76

Total Return	1.47%	4.34%	7.48%	9.37%	8.29%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,550	$1,528	$1,318	$1,044	$731

Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.14%	0.13%[2]

Ratio of Net Investment Income to
Average Net Assets	4.82%	4.80%	4.99%	5.91%	6.47%[2]

Portfolio Turnover Rate	51%	40%	55%	84%	118%

1 Inception.
2 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use U.S. Treasury Bond and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Swap Contracts: The fund has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Intermediate-Term Investment-Grade Fund

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $584,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Investment-Grade Fund

C.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $28,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At January 31, 2006, the fund had $1,096,000 of net swap losses available to reduce ordinary income dividends to shareholders.

At January 31, 2006, the fund had available realized losses of $10,880,000 to offset future net capital gains through January 31, 2014.

At January 31, 2006, net unrealized depreciation of investment securities for tax purposes was $35,484,000, consisting of unrealized gains of $68,282,000 on securities that had risen in value since their purchase and $103,766,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

10-Year Treasury Note	660	71,569	(470)

5-Year Treasury Note	(331)	34,998	81

30-Year Treasury Bond	53	5,981	10

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes. At January 31, 2006, the fund had the following open swap contracts:

Credit Default Swaps

Reference Entity	Termination Date	Dealer1	Notional Amount ($000)	Premium Received	Unrealized Appreciation (Depreciation) ($000)

Fifth Third Bancorp	4/2/07	DBS	9,468	0.450%	19

Raytheon Co.	9/20/10	BS	5,000	0.360%	15

					$34

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps Termination Date	Dealer[1]	Notional Amount ($000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)[2]	Unrealized Appreciation (Depreciation) ($000)

4/2/07	DBS	9,468	3.085%	(4.536%)	(193)

5/25/09	LEH	10,000	3.175%	(4.390%)	(529)

5/8/10	LEH	9,000	3.758%	(4.300%)	(408)

					(1,130)

Total Return Swaps Reference Entity	Termination Date	Dealer[1]	Notional Amount ($000)	Floating Interest Rate Paid[3]	Unrealized Appreciation (Depreciation) ($000)

Lehman AAA Commercial
Mortgage-Backed Securities Index	2/28/06	BA	25,000	4.450%	(637)

Lehman AAA Commercial
Mortgage-Backed Securities Index	9/1/06	UBS	100,000	4.285%	(1,446)

Lehman AAA Commercial
Mortgage-Backed Securities Index	11/1/06	LEH	55,000	4.335%	275

					(1,808)

1 BA—Bank of America.
BS—Bear Stearns Bank PLC.
DBS—Deutsche Bank Securities.
LEH—Lehman Brothers Special Financing Inc.
UBS—UBS Warburg LLC.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR).

Intermediate-Term Investment-Grade Fund

D.     During the year ended January 31, 2006, the fund purchased $1,617,844,000 of investment securities and sold $1,477,378,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $980,393,000 and $856,556,000, respectively.

E.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares

Issued	795,194	80,285	1,065,919	105,869

Issued in Lieu of Cash Distributions	110,043	11,127	129,562	12,867

Redeemed	(1,577,268)	(159,112)	(758,870)	(75,532)

Net Increase (Decrease)-Investor Shares	(672,031)	(67,700)	436,611	43,204

Admiral Shares

Issued	1,445,117	145,765	560,081	55,579

Issued in Lieu of Cash Distributions	75,782	7,683	53,230	5,286

Redeemed	(423,367)	(42,926)	(387,579)	(38,556)

Net Increase (Decrease)-Admiral Shares	1,097,532	110,522	225,732	22,309

Long-Term Investment-Grade Fund

Fund Profile
 As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	242	439	6,453
Yield		—	—
Investor Shares	5.4%
Admiral Shares	5.6%
Yield to Maturity	5.7%3	5.8%	5.2%
Average Coupon	6.6%	6.7%	5.2%
Average Effective Maturity	20.7 years	23.8 years	7.1 years
Average Quality[4]	A1	Aa3	Aa1
Average Duration	11.1 years	11.3 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.12%
Short-Term Reserves	0%	—	—

Sector Diversification5 (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0%
Finance	33
Foreign	5
Government Mortgage-Backed	0
Industrial	47
Treasury/Agency	5
Utilities	6
Other	4

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.99	1.00	0.95	1.00
Beta	0.98	1.00	2.26	1.00

Distribution by Credit Quality4 (% of portfolio)

Aaa	12%
Aa	27
A	47
Baa	12
Not Rated	2

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1-5 Years	0
5-10 Years	11
10-20 Years	25
20-30 Years	63
Over 30 Years	1

Investment Focus

1 Lehman Long Credit A or Better Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody’s Investors Service.
5 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
   See page 118 for a glossary of investment terms.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Long-Term Investment-Grade Fund
Investor Shares	1.27%	7.77%	7.00%	$19,671

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman Long Credit A or Better Index	1.32	8.11	7.22	20,086

Average Corporate A-Rated Debt Fund[1]	1.28	5.00	5.20	16,605

	One Year	Since Inception[2]	Final Value of a $100,000 Investment

Long-Term Investment-Grade Fund Admiral Shares	1.40%	7.96%	$146,284

Lehman Aggregate Bond Index	1.80	5.57	130,909

Lehman Long Credit A or Better Index	1.32	8.37	149,044

1 Derived from data provided by Lipper Inc.
2 Returns since the Admiral Shares’ inception on February 12, 2001.
   Note: See Financial Highlights tables on pages 87–88 for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 1996–January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-6.0%	6.9%	0.9%	0.7%

1998	7.9	7.6	15.5	15.3

1999	2.9	6.6	9.5	10.3

2000	-13.3	5.9	-7.4	-8.3

2001	6.8	7.7	14.5	15.8

2002	1.5	6.8	8.3	9.1

2003	5.0	6.8	11.8	12.7

2004	2.2	5.9	8.1	7.7

2005	3.8	6.0	9.8	10.0

2006	-4.0	5.3	1.3	1.3

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	7/9/1973	5.13%	8.59%	0.58%	6.54%	7.12%

Admiral Shares	2/12/2001	5.27	8.35[2]	—	—	—

1 Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
2 Return since inception.

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets
 As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (4.9%)
Agency Bonds and Notes (4.9%)
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	81,400	95,506
1 Federal National Mortgage Assn	6.625%	11/15/30	89,925	109,745
1 Financing Corp.	10.700%	10/6/17	2,255	3,368
1 Financing Corp.	9.800%	11/30/17	15,900	22,704
1 Financing Corp.	9.800%	4/6/18	5,960	8,545
1 Financing Corp.	9.650%	11/2/18	3,350	4,778
1 Financing Corp.	8.600%	9/26/19	11,210	15,060
Private Export Funding Corp. (U.S. Government Guaranteed)	4.950%	11/15/15	16,650	16,650
				276,356
Conventional Mortgage-Backed Securities (0.0%)
1,2 Federal National Mortgage Assn	15.500%	10/1/12	2	2
Total U.S. Government and Agency Obligations (Cost $280,825)				276,358
Corporate Bonds (84.8%)
Finance (32.1%)
Banking (18.5%)
Abbey National PLC	7.950%	10/26/29	15,000	19,231
Associates Corp. of North America	6.950%	11/1/18	5,000	5,717
Banc One Corp.	7.750%	7/15/25	25,000	30,358
Banc One Corp.	7.625%	10/15/26	10,000	12,066
Banc One Corp.	8.000%	4/29/27	15,000	19,009
Bank of America Corp.	5.375%	6/15/14	13,400	13,530
Bank of America Corp.	5.125%	11/15/14	21,725	21,505
Bank of New York Co., Inc.	5.500%	12/1/17	10,300	10,362
BB&T Corp.	5.200%	12/23/15	15,000	14,897
BB&T Corp.	4.900%	6/30/17	6,175	5,925
BB&T Corp.	5.250%	11/1/19	33,100	32,465
Citigroup, Inc.	6.625%	1/15/28	25,000	27,691
Citigroup, Inc.	6.625%	6/15/32	38,000	42,735

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Citigroup, Inc.	6.000%	10/31/33	22,900	23,866
Citigroup, Inc.	5.850%	12/11/34	11,500	11,867
Comerica Bank	5.200%	8/22/17	30,000	29,189
3 Commonwealth Bank of Australia	4.650%	6/15/18	8,810	8,235
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	11,750	11,366
Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	28,000	33,265
Deutsche Bank Financial LLC	5.375%	3/2/15	13,500	13,525
Fifth Third Bank	4.500%	6/1/18	8,400	7,564
3 HBOS Treasury Services PLC	6.000%	11/1/33	46,500	48,330
HSBC Bank USA	4.625%	4/1/14	37,700	36,055
HSBC Bank USA	5.875%	11/1/34	45,700	45,886
HSBC Holdings PLC	7.625%	5/17/32	21,200	25,904
3 ING Bank NV	5.125%	5/1/15	32,600	32,374
JPMorgan Chase & Co.	5.250%	5/1/15	37,500	37,067
Mellon Funding Corp.	5.500%	11/15/18	8,800	8,856
National City Corp.	6.875%	5/15/19	15,000	16,910
NationsBank Corp.	7.750%	8/15/15	10,000	11,807
NationsBank Corp.	7.250%	10/15/25	5,000	5,920
NationsBank Corp.	6.800%	3/15/28	35,000	39,732
PNC Bank NA	5.250%	1/15/17	11,500	11,397
PNC Bank NA	4.875%	9/21/17	22,000	20,903
Royal Bank of Scotland Group PLC	5.000%	10/1/14	46,025	45,358
Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	24,532
SunTrust Banks, Inc.	5.450%	12/1/17	21,000	21,182
SunTrust Banks, Inc.	5.400%	4/1/20	10,000	9,922
US Bank NA	6.300%	2/4/14	9,000	9,618
US Bank NA	4.800%	4/15/15	11,500	11,126
Wachovia Bank NA	4.800%	11/1/14	13,860	13,436
Wachovia Corp.	4.875%	2/15/14	13,800	13,360
Wachovia Corp.	5.250%	8/1/14	26,940	26,705
Wachovia Corp.	6.605%	10/1/25	30,000	32,753
Washington Mutual, Inc.	5.250%	9/15/17	43,000	41,657
Wells Fargo & Co.	5.000%	11/15/14	33,450	32,959
Wells Fargo & Co.	5.375%	2/7/35	30,000	29,143
Brokerage (2.0%)
Bear Stearns Co., Inc.	4.650%	7/2/18	10,000	9,243
Goldman Sachs Group, Inc.	6.125%	2/15/33	35,725	36,878
Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	17,938
Morgan Stanley Dean Witter	4.750%	4/1/14	24,000	22,783
Morgan Stanley Dean Witter	7.250%	4/1/32	20,000	23,832

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Finance Companies (2.0%)
General Electric Capital Corp.	6.750%	3/15/32	95,975	111,094
Insurance (9.3%)
Allstate Corp.	6.750%	5/15/18	20,000	22,060
Allstate Corp.	6.125%	12/15/32	4,875	5,134
Ambac, Inc.	7.500%	5/1/23	20,000	23,540
Ambac, Inc.	5.950%	12/5/35	15,000	15,178
American General Corp.	6.625%	2/15/29	33,000	36,369
Chubb Corp.	6.800%	11/15/31	4,000	4,523
Cincinnati Financial Corp.	6.920%	5/15/28	10,000	11,208
Equitable Cos., Inc.	7.000%	4/1/28	34,910	39,787
Hartford Life, Inc.	7.375%	3/1/31	47,500	57,430
3 John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	34,598
3 Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	34,421
2,3 Massachusetts Mutual Life	7.625%	11/15/23	15,970	19,694
2,3 Massachusetts Mutual Life	7.500%	3/1/24	8,710	10,638
MBIA, Inc.	7.000%	12/15/25	7,550	8,452
MBIA, Inc.	7.150%	7/15/27	5,000	5,712
MetLife, Inc.	6.375%	6/15/34	15,000	16,203
MetLife, Inc.	5.700%	6/15/35	10,000	9,866
3 Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	42,762
3 New York Life Insurance	5.875%	5/15/33	52,775	54,526
Prudential Financial, Inc.	5.750%	7/15/33	23,000	22,890
Prudential Financial, Inc.	5.400%	6/13/35	10,000	9,445
Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	29,604
XL Capital Ltd.	6.375%	11/15/24	11,500	11,804
Other (0.3%)
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	20,600	20,090
				1,814,962
Industrial (46.5%)
Basic Industry (4.7%)
Aluminum Co. of America	6.750%	1/15/28	45,000	50,905
Dow Chemical Co.	7.375%	11/1/29	40,000	47,800
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	46,428
International Paper Co.	5.300%	4/1/15	20,000	19,119
International Paper Co.	6.875%	11/1/23	10,000	10,143
Monsanto Co.	5.500%	7/30/35	15,000	14,097
Morton International, Inc.	9.650%	6/1/20	10,000	14,107
PPG Industries, Inc.	9.000%	5/1/21	9,750	12,610
Rohm & Haas Co.	7.850%	7/15/29	25,000	31,695
Weyerhaeuser Co.	7.375%	3/15/32	15,000	16,669

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Capital Goods (4.8%)
Caterpillar, Inc.	6.625%	7/15/28	39,000	44,261
Caterpillar, Inc.	7.300%	5/1/31	5,000	6,168
Deere & Co.	6.950%	4/25/14	18,500	20,592
Deere & Co.	7.125%	3/3/31	18,680	22,508
Goodrich Corp.	6.800%	2/1/18	5,115	5,486
Goodrich Corp.	7.100%	11/15/27	5,025	5,636
Lockheed Martin Corp.	7.650%	5/1/16	15,000	17,641
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	35,000	39,196
PACTIV Corp.	8.125%	6/15/17	20,000	22,948
The Boeing Co.	6.625%	2/15/38	13,000	14,899
The Boeing Co.	7.875%	4/15/43	8,000	10,467
Tyco International Group SA	6.875%	1/15/29	14,500	15,983
United Technologies Corp.	8.875%	11/15/19	15,000	19,589
United Technologies Corp.	6.700%	8/1/28	5,000	5,716
United Technologies Corp.	7.500%	9/15/29	15,000	18,765
Communication (12.0%)
AT&T Wireless Services, Inc.	8.750%	3/1/31	52,725	69,101
Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	7,428
BellSouth Corp.	6.875%	10/15/31	40,000	43,146
BellSouth Corp.	6.000%	11/15/34	49,000	47,784
Comcast Corp.	6.500%	1/15/15	15,000	15,725
Comcast Corp.	5.650%	6/15/35	30,500	27,579
Cox Communications, Inc.	5.500%	10/1/15	11,000	10,616
4 Deutsche Telekom International Finance	8.250%	6/15/30	79,000	97,763
4 France Telecom	8.500%	3/1/31	63,175	82,700
GTE Corp.	6.940%	4/15/28	20,000	21,134
Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	35,000	39,066
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,226
New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	28,100
News America Inc.	6.200%	12/15/34	11,750	11,449
3 News America Inc.	6.400%	12/15/35	14,000	13,825
Pacific Bell	7.125%	3/15/26	15,000	16,246
Sprint Capital Corp.	8.750%	3/15/32	19,825	25,960
Telecom Italia Capital	6.000%	9/30/34	17,500	16,608
Telefonica Europe BV	8.250%	9/15/30	15,500	18,951
Verizon Global Funding Corp.	7.750%	12/1/30	10,500	12,272
Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,988
Vodafone Group PLC	5.375%	1/30/15	34,225	34,094

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Cyclical (3.9%)
Dayton Hudson Corp.	6.650%	8/1/28	15,000	16,970
Lowe's Cos., Inc.	6.500%	3/15/29	26,010	28,433
Lowe's Cos., Inc.	5.500%	10/15/35	10,000	9,862
McDonald's Corp.	6.375%	1/8/28	12,500	13,573
Target Corp.	7.000%	7/15/31	20,000	23,881
The Walt Disney Co.	7.000%	3/1/32	12,000	13,494
Time Warner, Inc.	6.875%	6/15/18	10,000	10,550
Time Warner, Inc.	6.625%	5/15/29	10,775	10,787
Viacom Inc.	7.625%	1/15/16	5,400	5,927
Viacom Inc.	7.875%	7/30/30	30,000	33,997
Wal-Mart Stores, Inc.	7.550%	2/15/30	45,000	56,410
Consumer Noncyclical (12.5%)
Anheuser-Busch Cos., Inc.	6.750%	12/15/27	10,000	11,391
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	31,900	37,233
Anheuser-Busch Cos., Inc.	6.000%	11/1/41	21,000	21,677
Anheuser-Busch Cos., Inc.	6.500%	2/1/43	5,000	5,543
Archer-Daniels-Midland Co.	8.375%	4/15/17	20,000	24,951
Archer-Daniels-Midland Co.	7.500%	3/15/27	4,015	4,854
Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	12,292
Archer-Daniels-Midland Co.	6.625%	5/1/29	4,000	4,426
Archer-Daniels-Midland Co.	5.935%	10/1/32	5,000	5,101
Becton, Dickinson & Co.	4.900%	4/15/18	13,200	12,458
Becton, Dickinson & Co.	7.000%	8/1/27	8,300	9,679
Bestfoods	6.625%	4/15/28	30,000	33,733
Bristol-Myers Squibb Co.	6.800%	11/15/26	20,000	22,435
Clorox Co.	5.000%	1/15/15	9,475	9,190
Coca-Cola Enterprises Inc.	8.500%	2/1/22	5,000	6,466
Coca-Cola Enterprises Inc.	8.000%	9/15/22	9,000	11,220
Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	11,332
Coca-Cola Enterprises Inc.	6.750%	1/15/38	9,477	10,504
CPC International, Inc.	7.250%	12/15/26	30,000	36,318
Diageo Capital PLC	4.850%	5/15/18	10,000	9,485
Eli Lilly & Co.	4.500%	3/15/18	8,800	8,162
Eli Lilly & Co.	7.125%	6/1/25	12,125	14,378
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	21,899
Grand Metropolitan Investment Corp.	7.450%	4/15/35	7,000	8,691
Hershey Foods Corp.	7.200%	8/15/27	21,461	26,265
Johnson & Johnson	6.730%	11/15/23	10,000	11,690
Johnson & Johnson	6.950%	9/1/29	22,457	27,394

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kellogg Co.	7.450%	4/1/31	18,800	22,806
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	27,075
Kimberly-Clark Corp.	6.375%	1/1/28	12,850	14,564
Kraft Foods, Inc.	6.500%	11/1/31	20,100	21,671
Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	20,098
Pharmacia Corp.	6.750%	12/15/27	28,000	32,282
Procter & Gamble Co.	6.450%	1/15/26	27,000	29,892
Procter & Gamble Co.	8.000%	10/26/29	5,000	6,569
Procter & Gamble Co.	5.500%	2/1/34	25,000	24,948
2 Procter & Gamble Co. ESOP	9.360%	1/1/21	35,000	44,862
4 Schering-Plough Corp.	6.750%	12/1/33	17,920	20,081
Sysco Corp.	6.500%	8/1/28	22,000	24,350
Energy (5.2%)
Baker Hughes, Inc.	6.875%	1/15/29	7,914	9,226
BP Capital Markets America	4.200%	6/15/18	10,000	8,995
Burlington Resources, Inc.	7.400%	12/1/31	25,000	31,164
Conoco, Inc.	6.950%	4/15/29	5,000	5,918
ConocoPhillips	5.900%	10/15/32	20,300	21,384
Devon Financing Corp.	7.875%	9/30/31	11,400	14,383
Encana Corp.	6.500%	8/15/34	21,000	23,086
Halliburton Co.	8.750%	2/15/21	10,000	13,101
Mobil Corp.	8.625%	8/15/21	22,000	30,121
Phillips Petroleum Co.	7.000%	3/30/29	10,000	11,796
Suncor Energy, Inc.	5.950%	12/1/34	22,400	23,235
Texaco Capital, Inc.	9.750%	3/15/20	17,000	23,946
Texaco Capital, Inc.	8.625%	11/15/31	13,000	18,644
Tosco Corp.	7.800%	1/1/27	15,000	19,025
Tosco Corp.	8.125%	2/15/30	20,000	26,449
Valero Energy Corp.	7.500%	4/15/32	12,000	14,370
Technology (1.6%)
International Business Machines Corp.	7.000%	10/30/25	50,000	57,801
International Business Machines Corp.	6.500%	1/15/28	20,000	22,083
Pitney Bowes, Inc.	4.750%	5/15/18	11,100	10,261
Transportation (1.2%)
Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	28,521
2 Federal Express Corp.	6.720%	1/15/22	13,580	14,626
Norfolk Southern Corp.	7.800%	5/15/27	18,500	23,080

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Other (0.6%)
Dover Corp.	6.650%	6/1/28	4,000	4,484
Eaton Corp.	7.625%	4/1/24	15,000	18,404
Eaton Corp.	5.250%	6/15/35	10,800	10,340
				2,627,481
Utilities (6.2%)
Electric (5.4%)
Alabama Power Co.	5.500%	10/15/17	15,800	15,990
Alabama Power Co.	5.875%	12/1/22	8,500	8,719
Alabama Power Co.	5.700%	2/15/33	12,800	12,862
Arizona Public Service Co.	4.650%	5/15/15	11,000	10,214
Arizona Public Service Co.	5.625%	5/15/33	9,000	8,452
Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,206
Consolidated Edison, Inc.	5.100%	6/15/33	9,600	8,887
Consolidated Edison, Inc.	5.700%	2/1/34	4,000	4,036
Exelon Corp.	5.625%	6/15/35	10,000	9,439
Florida Power & Light Co.	5.850%	2/1/33	6,770	6,923
Florida Power & Light Co.	5.625%	4/1/34	16,275	16,138
Florida Power & Light Co.	4.950%	6/1/35	10,000	8,956
Florida Power Corp.	6.750%	2/1/28	22,375	24,599
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	65,143
Northern States Power Co.	7.125%	7/1/25	30,000	35,431
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	14,072
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	40,226
Southern California Edison Co.	6.000%	1/15/34	8,800	9,186
Natural Gas (0.8%)
KeySpan Corp.	5.875%	4/1/33	12,000	12,313
KeySpan Corp.	5.803%	4/1/35	10,000	10,167
Texas Eastern Transmission	7.000%	7/15/32	17,000	19,476
				348,435
Total Corporate Bonds (Cost $4,499,087)				4,790,878
Taxable Municipal Bonds (3.6%)
Illinois (Taxable Pension) GO	5.100%	6/1/33	129,625	125,582
Oregon School Board Assn. GO	4.759%	6/30/28	15,000	14,066
Southern California Public Power Auth	6.930%	5/15/17	37,000	42,822
Wisconsin Public Service Rev	5.700%	5/1/26	22,000	23,027
Total Taxable Municipal Bonds (Cost $206,135)				205,497
Sovereign Bonds (U.S. Dollar-Denominated) (4.6%)
International Bank for Reconstruction & Development	7.625%	1/19/23	43,320	56,901

Long-Term Investment-Grade Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
International Bank for Reconstruction & Development	4.750%	2/15/35	30,300	29,577
Oesterreichische Kontrollbank	4.500%	3/9/15	13,000	12,734
Province of British Columbia	6.500%	1/15/26	13,800	16,172
^ Province of Ontario	4.500%	2/3/15	20,000	19,402
Province of Quebec	7.500%	9/15/29	24,500	31,931
Province of Saskatchewan	8.500%	7/15/22	10,000	13,680
Quebec Hydro Electric	9.400%	2/1/21	40,000	57,584
Republic of Italy	6.875%	9/27/23	17,700	20,910
Total Sovereign Bonds (Cost $238,282)				258,891
Temporary Cash Investments (0.6%)
Repurchase Agreement (0.3%)
Credit Suisse First Boston LLC (Dated 1/31/06, Repurchase Value $15,402,000, collateralized by Federal National Mortgage Assn 5.230%-6.500%, 4/1/18-1/1/36)	4.460%	2/1/06	15,400	15,400
Money Market Fund (0.3%)			Shares
5 Vanguard Market Liquidity Fund, 4.405%—Note G			14,790,000	14,790
Total Temporary Cash Investments (Cost $30,190)				30,190
Total Investments (98.5%) (Cost $5,254,519)				5,561,814
Other Assets and Liabilities (1.5%)
Other Assets—Note C				120,363
Liabilities—Note G				(33,254)
				87,109
Net Assets (100%)				5,648,923

Long-Term Investment-Grade Fund

At January 31, 2006, net assets consisted of:6

Amount ($000)

Paid-in Capital	5,347,259

Undistributed Net Investment Income	—

Accumulated Net Realized Losses	(5,631)

Unrealized Appreciation	307,295

Net Assets	5,648,923

Investor Shares—Net Assets

Applicable to 450,205,117 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	4,219,361

Net Asset Value Per Share—Investor Shares	$9.37

Admiral Shares—Net Assets
Applicable to 152,534,655 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	1,429,562

Net Asset Value Per Share—Admiral Shares	$9.37

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate value of these securities was $299,403,000, representing 5.3% of net assets.
4 Adjustable-rate note.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
GO—General Obligation Bond.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Interest	302,061

Security Lending	16

Total Income	302,077

Expenses

Investment Advisory Fees—Note B	1,266

The Vanguard Group—Note C

Management and Administrative

Investor Shares	8,757

Admiral Shares	778

Marketing and Distribution

Investor Shares	949

Admiral Shares	196

Custodian Fees	18

Auditing Fees	20

Shareholders' Reports

Investor Shares	144

Admiral Shares	54

Trustees' Fees and Expenses	6

Total Expenses	12,188

Expenses Paid Indirectly—Note D	(18)

Net Expenses	12,170

Net Investment Income	289,907

Realized Net Gain (Loss) on Investment Securities Sold	29,751

Unrealized Appreciation (Depreciation) of Investment Securities	(254,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	65,359

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	289,907	257,974

Realized Net Gain (Loss)	29,751	66,535

Change in Unrealized Appreciation (Depreciation)	(254,299)	118,774

Net Increase (Decrease) in Net Assets Resulting from Operations	65,359	443,283

Distributions

Net Investment Income

Investor Shares	(231,097)	(222,381)

Admiral Shares	(58,810)	(35,593)

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Total Distributions	(289,907)	(257,974)

Capital Share Transactions-Note H

Investor Shares	59,616	225,429

Admiral Shares	781,048	60,029

Net Increase (Decrease) from Capital Share Transactions	840,664	285,458

Total Increase (Decrease)	616,116	470,767

Net Assets

Beginning of Period	5,032,807	4,562,040

End of Period	5,648,923	5,032,807

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.76	$9.40	$9.20	$8.76	$8.63

Investment Operations

Net Investment Income	.515	.521	.526	.553	.562

Net Realized and Unrealized Gain (Loss) on Investments	(.390)	.360	.200	.440	.130

Total from Investment Operations	.125	.881	.726	.993	.692

Distributions

Dividends from Net Investment Income	(.515)	(.521)	(.526)	(.553)	(.562)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.515)	(.521)	(.526)	(.553)	(.562)

Net Asset Value, End of Period	$9.37	$9.76	$9.40	$9.20	$8.76

Total Return	1.27%	9.77%	8.09%	11.75%	8.26%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,219	$4,328	$3,944	$3,733	$3,611

Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.28%	0.31%	0.32%

Ratio of Net Investment Income to
Average Net Assets	5.35%	5.58%	5.64%	6.24%	6.48%

Portfolio Turnover Rate	9%	16%	11%	33%	39%

Long-Term Investment-Grade Fund

Admiral Shares

	Year Ended January 31,				Feb. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.76	$9.40	$9.20	$8.76	$8.60

Investment Operations

Net Investment Income	.527	.531	.535	.561	.551

Net Realized and Unrealized Gain (Loss) on Investments	(.390)	.360	.200	.440	.160

Total from Investment Operations	.137	.891	.735	1.001	.711

Distributions

Dividends from Net Investment Income	(.527)	(.531)	(.535)	(.561)	(.551)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.527)	(.531)	(.535)	(.561)	(.551)

Net Asset Value, End of Period	$9.37	$9.76	$9.40	$9.20	$8.76

Total Return	1.40%	9.89%	8.19%	11.85%	8.50%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,430	$704	$618	$571	$435

Ratio of Total Expenses to
Average Net Assets	0.12%	0.14%	0.19%	0.23%	0.24%[2]

Ratio of Net Investment Income to
Average Net Assets	5.48%	5.69%	5.73%	6.30%	6.55%[2]

Portfolio Turnover Rate	9%	16%	11%	33%	39%

1 Inception.
2 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2006, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $653,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2006, custodian fee offset arrangements reduced the fund’s expenses by $18,000.

E.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

At January 31, 2006, the fund had available realized losses of $5,600,000 to offset future net capital gains through January 31, 2011.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $307,295,000, consisting of unrealized gains of $364,802,000 on securities that had risen in value since their purchase and $57,507,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended January 31, 2006, the fund purchased $1,038,540,000 of investment securities and sold $448,429,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $98,736,000 and $0, respectively.

G.     The market value of securities on loan to broker/dealers at January 31, 2006, was $14,389,000, for which the fund received cash collateral of $14,790,000.

Long-Term Investment-Grade Fund

H.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	1,096,922	113,912	778,506	83,337

Issued in Lieu of Cash Distributions	203,620	21,155	192,769	20,634

Redeemed	(1,240,926)	(128,371)	(745,846)	(80,201)

Net Increase (Decrease)-Investor Shares	59,616	6,696	225,429	23,770

Admiral Shares

Issued	969,935	100,099	196,630	21,026

Issued in Lieu of Cash Distributions	39,733	4,146	22,595	2,418

Redeemed	(228,620)	(23,883)	(159,196)	(17,085)

Net Increase (Decrease)-Admiral Shares	781,048	80,362	60,029	6,359

High-Yield Corporate Fund

Fund Profile
As of January 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	397	1,604	6,453
Yield		—	—
Investor Shares	6.8%
Admiral Shares	6.9%
Yield to Maturity	7.1%[3]	8.3%	5.2%
Average Coupon	7.9%	7.9%	5.2%
Average Effective Maturity	6.3 years	8.2 years	7.1 years
Average Quality[4]	Ba2	B1	Aa1
Average Duration	4.4 years	4.6 years	4.5 years
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.12%
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)

Basic Industry	10%
Capital Goods	7
Communication	19
Consumer Cyclical	17
Consumer Noncyclical	10
Energy	7
Finance	2
Other Industrial	2
Technology	4
Transportation	3
Treasury/Agency	5
Utilities	13
Short-Term Reserves	1%

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.90	1.00	0.26	1.00
Beta	0.72	1.00	0.52	1.00

Distribution by Credit Quality4 (% of portfolio)

Aaa	5%
Aa	0
A	0
Baa	4
Ba	46
B	43
Not Rated	2

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1-5 Years	23
5-10 Years	64
10-20 Years	6
20-30 Years	7

Investment Focus

1 Lehman High Yield Index.
2 Lehman Aggregate Bond Index.
3 Before expenses.
4 Moody’s Investors Service.
   See page 118 for a glossary of investment terms.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

High-Yield Corporate Fund Investor Shares[1]	3.89%	5.67%	6.03%	$17,952

Lehman Aggregate Bond Index	1.80	5.53	6.10	18,070

Lehman High Yield Index	4.51	7.63	6.52	18,813

Average High-Current-Yield Fund[2]	4.00	5.92	5.42	16,946

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

High-Yield Corporate Fund Admiral Shares[1]	4.04%	7.45%	$135,413

Lehman Aggregate Bond Index	1.80	4.44	120,172

Lehman High Yield Index	4.51	10.27	151,041

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2 Derived from data provided by Lipper Inc.
3 Returns since the Admiral Shares' inception on November 12, 2001.
   Note: See Financial Highlights tables on pages 109–110 for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 1996–January 31, 2006

	Investor Shares			Lehman[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1997	-0.3%	9.3%	9.0%	10.5%

1998	3.8	9.3	13.1	13.7

1999	-3.0	8.3	5.3	1.5

2000	-7.8	8.0	0.2	0.5

2001	-4.4	9.1	4.7	1.6

2002	-9.6	8.5	-1.1	-1.4

2003	-5.7	8.3	2.6	1.2

2004	7.9	8.6	16.5	27.2

2005	-0.2	7.5	7.3	8.9

2006	-3.1	7.0	3.9	4.5

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	12/27/1978	2.77%	6.47%	-2.35%	8.41%	6.06%

Admiral Shares	11/12/2001	2.91	7.372	—	—	—

1 Lehman High Yield Index.
2 Return since inception.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (92.9%)
Finance (1.9%)
Banking (0.6%)
Chevy Chase Savings Bank	6.875%	12/1/13	23,595	24,450
Western Financial Bank	9.625%	5/15/12	32,695	36,455

Brokerage (0.4%)
E*Trade Financial Corp.	8.000%	6/15/11	22,395	23,347
E*Trade Financial Corp.	7.375%	9/15/13	11,285	11,539

Insurance (0.8%)
Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	33,147
UnumProvident Corp.	7.625%	3/1/11	9,195	9,918
UnumProvident Corp.	6.750%	12/15/28	20,560	20,357
UnumProvident Corp.	7.375%	6/15/32	6,295	6,667

Real Estate Investment Trusts (0.1%)
CBRE Escrow Inc.	9.750%	5/15/10	5,940	6,445
				172,325
Industrial (78.4%)
Basic Industry (9.7%)
^ Abitibi-Consolidated Inc.	8.550%	8/1/10	13,844	13,533
Abitibi-Consolidated Inc.	7.500%	4/1/28	27,010	21,608
Airgas, Inc.	9.125%	10/1/11	23,900	25,454
1 Arch Western Finance	6.750%	7/1/13	44,615	45,284
BCP Caylux Holdings	9.625%	6/15/14	27,164	30,220
Borden U.S. Financial/Nova Scotia	9.000%	7/15/14	13,885	13,954
Bowater Canada Finance	7.950%	11/15/11	42,540	41,264
Bowater Inc.	6.500%	6/15/13	1,785	1,607
Equistar Chemicals LP	10.125%	9/1/08	5,775	6,266
Equistar Chemicals LP	10.625%	5/1/11	21,015	23,117

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Georgia-Pacific Corp.	8.125%	5/15/11	13,510	13,814
Georgia-Pacific Corp.	8.000%	1/15/24	14,905	14,570
Hawk Corp.	8.750%	11/1/14	9,150	9,242
Huntsman LLC	11.625%	10/15/10	7,823	8,957
IMC Global, Inc.	10.875%	6/1/08	25,870	28,780
IMC Global, Inc.	11.250%	6/1/11	15,810	16,996
IMC Global, Inc.	7.300%	1/15/28	22,500	22,725
International Steel Group, Inc.	6.500%	4/15/14	22,230	22,675
Koppers Inc.	9.875%	10/15/13	22,490	24,289
Longview Fibre Co.	10.000%	1/15/09	16,550	17,357
Lyondell Chemical Co.	9.625%	5/1/07	46,280	48,420
Lyondell Chemical Co.	9.500%	12/15/08	5,936	6,225
MDP Acquisitions	9.625%	10/1/12	11,540	11,857
Massey Energy Co.	6.625%	11/15/10	20,045	20,396
2 Massey Energy Co.	6.875%	12/15/13	6,690	6,774
Methanex Corp.	8.750%	8/15/12	28,910	32,235
Millennium America Inc.	9.250%	6/15/08	28,160	30,202
Nalco Co.	7.750%	11/15/11	25,385	25,956
Nalco Co.	8.875%	11/15/13	4,860	5,103
Neenah Paper Inc.	7.375%	11/15/14	28,380	25,755
2 ^ Nell Af Sarl	8.375%	8/15/15	14,105	14,264
Norske Skog Canada	8.625%	6/15/11	37,500	35,906
Norske Skog Canada	7.375%	3/1/14	3,235	2,863
1 ^ Novelis Corp.	7.500%	2/15/15	40,755	38,513
Peabody Energy Corp.	6.875%	3/15/13	35,550	36,972
Russel Metals Inc.	6.375%	3/1/14	4,400	4,301
Ryerson Tull, Inc.	9.125%	7/15/06	11,960	11,960
Smurfit Capital Funding PLC	7.500%	11/20/25	6,685	5,941
Steel Dynamics, Inc.	9.500%	3/15/09	24,270	25,423
^ Stone Container Corp.	9.250%	2/1/08	31,000	31,969
Stone Container Corp.	9.750%	2/1/11	23,310	23,572
Stone Container Corp.	8.375%	7/1/12	6,300	6,009
U.S. Steel LLC	10.750%	8/1/08	25,985	28,941

Capital Goods (7.2%)
Alliant Techsystems Inc.	8.500%	5/15/11	10,605	11,069
Allied Waste North America Inc.	8.875%	4/1/08	43,365	45,804
Allied Waste North America Inc.	8.500%	12/1/08	4,470	4,710
Allied Waste North America Inc.	6.500%	11/15/10	1,945	1,943
Allied Waste North America Inc.	5.750%	2/15/11	14,095	13,461
^ Allied Waste North America Inc.	6.375%	4/15/11	16,170	15,927
^ Allied Waste North America Inc.	7.250%	3/15/15	9,685	9,806
Argo Tech Corp.	9.250%	6/1/11	18,005	19,130

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2 Ashtead Holding PLC	8.625%	8/1/15	7,175	7,525
Building Materials Corp.	7.750%	8/1/14	33,575	32,736
Case New Holland Inc.	9.250%	8/1/11	65,825	70,597
2 Crown Americas Inc.	7.625%	11/15/13	22,580	23,427
2 Crown Americas Inc.	7.750%	11/15/15	22,580	23,370
DRS Technologies Inc.	6.625%	2/1/16	16,035	16,075
DRS Technologies Inc.	7.625%	2/1/18	3,065	3,096
2 Douglas Dynamic LLC	7.750%	1/15/12	13,530	13,056
2 ^ Invensys PLC	9.875%	3/15/11	42,355	43,149
L-3 Communications Corp.	7.625%	6/15/12	24,850	26,093
L-3 Communications Corp.	6.125%	7/15/13	8,425	8,320
L-3 Communications Corp.	6.375%	10/15/15	16,190	16,109
Moog Inc.	6.250%	1/15/15	14,260	14,064
NMHG Holding Co.	10.000%	5/15/09	17,105	18,110
Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	21,610	22,555
Owens-Brockway Glass Container, Inc.	7.750%	5/15/11	39,070	40,828
Owens-Brockway Glass Container, Inc.	8.750%	11/15/12	12,630	13,577
Sequa Corp.	9.000%	8/1/09	47,085	51,205
Texas Industries Inc.	7.250%	7/15/13	21,420	22,116
TransDigm, Inc.	8.375%	7/15/11	970	1,021
United Rental North America	6.500%	2/15/12	66,080	65,171

Communication (18.9%)
1 AT&T Corp.	9.050%	11/15/11	12,290	13,543
CSC Holdings, Inc.	7.875%	12/15/07	13,125	13,355
CSC Holdings, Inc.	8.125%	7/15/09	28,765	29,196
CSC Holdings, Inc.	8.125%	8/15/09	35,090	35,616
CSC Holdings, Inc.	7.625%	4/1/11	33,335	33,377
1,2 CSC Holdings, Inc.	6.750%	4/15/12	10,160	9,690
CSC Holdings, Inc.	7.875%	2/15/18	14,985	14,498
CSC Holdings, Inc.	7.625%	7/15/18	21,115	20,059
Canwest Media Inc.	8.000%	9/15/12	28,600	29,029
Centennial Cellular	10.125%	6/15/13	15,910	17,421
1 Centennial Communication	8.125%	2/1/14	2,915	2,973
2 Charter Communications OPT LLC	8.000%	4/30/12	73,880	73,880
2 Charter Communications OPT LLC	8.375%	4/30/14	43,940	43,885
Citizens Communications	7.625%	8/15/08	13,035	13,540
Citizens Communications	9.250%	5/15/11	62,665	68,775
Dex Media East LLC	9.875%	11/15/09	33,570	36,088
Dex Media West LLC	8.500%	8/15/10	8,735	9,215
Dex Media, Inc.	8.000%	11/15/13	16,290	16,697
DirecTV Holdings	8.375%	3/15/13	8,185	8,809
Dobson Cellular Systems	8.375%	11/1/11	31,140	33,086

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Dobson Cellular Systems	9.875%	11/1/12	17,225	18,991
EchoStar DBS Corp.	5.750%	10/1/08	13,795	13,623
EchoStar DBS Corp.	9.125%	1/15/09	1,170	1,224
EchoStar DBS Corp.	6.375%	10/1/11	30,645	29,917
GCI Inc.	7.250%	2/15/14	53,475	52,807
Houghton Mifflin Co.	8.250%	2/1/11	34,915	36,486
Insight Midwest LP	10.500%	11/1/10	77,295	81,546
Intelsat Bermuda Ltd.	5.250%	11/1/08	17,290	15,928
1,2 Intelsat Bermuda Ltd.	9.609%	1/15/12	8,390	8,558
2 Intelsat Bermuda Ltd.	8.250%	1/15/13	6,980	6,989
2 Intelsat Bermuda Ltd.	8.625%	1/15/15	44,585	44,975
Lamar Media Corp.	7.250%	1/1/13	10,960	11,398
Lamar Media Corp.	6.625%	8/15/15	10,915	10,942
Liberty Media Corp.	7.750%	7/15/09	6,180	6,485
Liberty Media Corp.	7.875%	7/15/09	26,840	28,227
^Liberty Media Corp.	5.700%	5/15/13	39,195	36,577
^Liberty Media Corp.	8.250%	2/1/30	21,440	21,407
Lin Television Corp.	6.500%	5/15/13	16,495	15,588
1 MCI Inc.	8.735%	5/1/14	5,350	6,020
Mail-Well Corp.	9.625%	3/15/12	32,795	35,255
Mediacom Broadband LLC	11.000%	7/15/13	37,850	40,689
2 ^Mediacom Broadband LLC	8.500%	10/15/15	16,035	15,073
^Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	16,565	16,441
Medianews Group Inc.	6.875%	10/1/13	22,880	21,393
Nextel Communications	5.950%	3/15/14	27,206	27,414
PanAmSat Corp.	9.000%	8/15/14	20,361	21,481
2 Quebecor Media Inc.	7.750%	3/15/16	31,785	32,262
1 Qwest Communications International Inc.	8.875%	3/15/12	93,455	103,385
1 ^ Qwest Communications International Inc.	7.500%	2/15/14	12,540	12,728
2 R.H. Donnelley Corp.	6.875%	1/15/13	8,415	7,710
2 R.H. Donnelley Corp.	6.875%	1/15/13	15,225	13,950
2 R.H. Donnelley Corp.	8.875%	1/15/16	42,550	42,763
Radio One Inc.	6.375%	2/15/13	11,595	11,073
Rogers Cable Inc.	7.875%	5/1/12	3,810	4,115
Rogers Cable Inc.	6.250%	6/15/13	42,465	42,253
Rogers Cable Inc.	5.500%	3/15/14	25,505	24,102
Rogers Cable Inc.	6.750%	3/15/15	6,610	6,759
Rogers Cable Inc.	7.500%	3/15/15	13,530	14,714
Rogers Wireless Inc.	9.625%	5/1/11	53,740	62,406
Rogers Wireless Inc.	6.375%	3/1/14	33,590	33,926
Shaw Communications Inc.	8.250%	4/11/10	28,950	30,977
Shaw Communications Inc.	7.250%	4/6/11	1,885	1,965
Sinclair Broadcast Group	8.750%	12/15/11	16,290	16,942

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sinclair Broadcast Group	8.000%	3/15/12	27,815	28,197
US West Communications Group	6.875%	9/15/33	56,160	52,018
Vertis Inc.	9.750%	4/1/09	14,090	14,618
Videotron Ltee	6.375%	12/15/15	5,230	5,191

Consumer Cyclical (16.7%)
AMC Entertainment Inc.	8.000%	3/1/14	24,160	21,019
^ Arvinmeritor Inc.	8.750%	3/1/12	25,755	25,562
Aztar Corp.	9.000%	8/15/11	16,275	17,252
Beazer Homes USA, Inc.	8.625%	5/15/11	34,000	35,700
Beazer Homes USA, Inc.	8.375%	4/15/12	2,680	2,801
Beazer Homes USA, Inc.	6.875%	7/15/15	13,910	13,562
Boyd Gaming Corp.	8.750%	4/15/12	7,495	8,020
Boyd Gaming Corp.	7.750%	12/15/12	10,260	10,735
Boyd Gaming Corp.	6.750%	4/15/14	5,085	4,996
1 Cummins Inc.	9.500%	12/1/10	7,940	8,536
Cummins Inc.	7.125%	3/1/28	6,550	6,689
D.R. Horton, Inc.	5.000%	1/15/09	7,545	7,451
D.R. Horton, Inc.	4.875%	1/15/10	13,055	12,680
D.R. Horton, Inc.	9.750%	9/15/10	3,525	3,983
D.R. Horton, Inc.	7.875%	8/15/11	12,535	13,600
D.R. Horton, Inc.	5.375%	6/15/12	19,685	18,996
D.R. Horton, Inc.	5.250%	2/15/15	28,450	26,530
D.R. Horton, Inc.	5.625%	1/15/16	21,560	20,509
^ Ford Motor Co.	7.450%	7/16/31	81,855	60,368
Ford Motor Credit Co.	6.500%	1/25/07	23,355	23,180
Ford Motor Credit Co.	7.875%	6/15/10	13,880	13,137
^ Ford Motor Credit Co.	7.000%	10/1/13	66,530	60,121
2 ^ GSC Holdings Corp.	8.000%	10/1/12	22,975	22,458
General Motors Acceptance Corp.	5.125%	5/9/08	24,755	23,275
General Motors Acceptance Corp.	6.875%	8/28/12	27,825	26,461
General Motors Acceptance Corp.	8.000%	11/1/31	80,470	82,096
Host Marriott LP	9.500%	1/15/07	21,155	21,843
Host Marriott LP	7.125%	11/1/13	68,215	70,773
ITT Corp.	7.375%	11/15/15	2,440	2,641
Isle of Capri Casinos	7.000%	3/1/14	23,470	23,177
J.B. Poindexter Co.	8.750%	3/15/14	18,885	15,580
J.C. Penney Co., Inc.	7.375%	8/15/08	10,290	10,805
K. Hovnanian Enterprises	6.250%	1/15/16	17,185	16,089
KB HOME	8.625%	12/15/08	13,485	14,159
KB HOME	7.750%	2/1/10	7,600	7,885
KB HOME	6.375%	8/15/11	3,265	3,269
KB HOME	6.250%	6/15/15	18,215	17,577

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
^ Lear Corp.	5.750%	8/1/14	26,215	21,398
Lodgenet Entertainment Corp.	9.500%	6/15/13	9,310	10,055
MGM Mirage, Inc.	9.750%	6/1/07	21,385	22,454
MGM Mirage, Inc.	8.500%	9/15/10	78,475	85,342
Mandalay Resort Group	10.250%	8/1/07	15,955	16,992
Mandalay Resort Group	9.375%	2/15/10	37,730	41,409
Marquee Inc.	8.625%	8/15/12	23,910	24,866
Meritage Corp.	7.000%	5/1/14	14,265	13,659
Mohegan Tribal Gaming	6.125%	2/15/13	13,640	13,521
Navistar International Corp.	6.250%	3/1/12	11,865	11,094
Park Place Entertainment Corp.	8.875%	9/15/08	23,930	25,964
Park Place Entertainment Corp.	8.125%	5/15/11	1,890	2,088
Park Place Entertainment Corp.	7.000%	4/15/13	28,340	30,040
Rite Aid Corp.	8.125%	5/1/10	7,910	8,088
Rite Aid Corp.	9.500%	2/15/11	35,490	37,708
Rite Aid Corp.	7.500%	1/15/15	4,175	4,039
Riviera Holdings Corp.	11.000%	6/15/10	14,970	16,074
Royal Caribbean Cruises	7.500%	10/15/27	24,480	26,622
Seneca Gaming Corp.	7.250%	5/1/12	21,825	22,152
2 Seneca Gaming Corp.	7.250%	5/1/12	5,225	5,303
1,2 Service Corp. International	7.500%	6/15/17	22,655	22,853
Speedway Motorsports Inc.	6.750%	6/1/13	11,505	11,735
Standard Pacific Corp.	6.875%	5/15/11	26,250	25,331
Standard Pacific Corp.	7.750%	3/15/13	12,640	12,545
1 Starwood Hotel Resorts	7.875%	5/1/12	43,750	48,016
Station Casinos	6.500%	2/1/14	32,365	32,365
Station Casinos	6.875%	3/1/16	12,740	12,899
TRW Automotive Inc.	9.375%	2/15/13	36,765	40,074
Tenneco Automotive Inc.	10.250%	7/15/13	19,725	22,092
Toll Brothers, Inc.	8.250%	2/1/11	7,425	7,703
Toll Brothers, Inc.	8.250%	12/1/11	635	669
^ Visteon Corp.	7.000%	3/10/14	31,090	23,978
Wynn Las Vegas LLC	6.625%	12/1/14	40,825	39,804

Consumer Noncyclical (9.9%)
Ahold Finance USA Inc.	6.875%	5/1/29	24,270	22,996
Alliance One International, Inc.	11.000%	5/15/12	22,315	20,307
Altria Group, Inc.	7.000%	11/4/13	9,995	10,884
2 AmerisourceBergen Corp.	5.625%	9/15/12	18,900	18,853
2 AmerisourceBergen Corp.	5.875%	9/15/15	13,480	13,649
Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,910
Bio-Rad Laboratories Inc.	6.125%	12/15/14	6,035	5,884

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Biovail Corp.	7.875%	4/1/10	48,695	50,278
^ Bombardier Recreational	8.375%	12/15/13	21,885	22,487
Constellation Brands Inc.	8.000%	2/15/08	5,360	5,601
Constellation Brands Inc.	8.125%	1/15/12	24,805	25,983
Coventry Health Care Inc.	5.875%	1/15/12	970	976
Coventry Health Care Inc.	8.125%	2/15/12	20,035	21,237
DaVita Inc.	6.625%	3/15/13	12,915	13,044
DaVita Inc.	7.250%	3/15/15	13,120	13,218
Delhaize America Inc.	9.000%	4/15/31	12,665	14,971
Dole Foods Co.	7.250%	6/15/10	2,955	2,866
Dole Foods Co.	8.875%	3/15/11	14,125	14,425
Fisher Scientific International Inc.	6.750%	8/15/14	13,585	14,162
Fisher Scientific International Inc.	6.125%	7/1/15	26,355	26,487
HCA Inc.	7.000%	7/1/07	15,000	15,271
HCA Inc.	7.250%	5/20/08	20,280	20,920
HCA Inc.	5.500%	12/1/09	13,930	13,711
HCA Inc.	8.750%	9/1/10	27,000	29,770
HCA Inc.	5.750%	3/15/14	9,135	8,758
^ HCA Inc.	6.375%	1/15/15	55,090	55,072
HCA Inc.	7.690%	6/15/25	4,510	4,617
HCA Inc.	7.500%	11/6/33	9,725	9,855
1 Health Net Inc.	9.875%	4/15/11	21,705	24,990
^ HealthSouth Corp.	8.375%	10/1/11	20,835	21,825
HealthSouth Corp.	7.625%	6/1/12	47,160	48,457
Mylan Laboratories Inc.	5.750%	8/15/10	5,170	5,222
Mylan Laboratories Inc.	6.375%	8/15/15	25,975	26,235
Omnicare, Inc.	6.125%	6/1/13	6,565	6,368
Omnicare, Inc.	6.750%	12/15/13	14,435	14,435
Omnicare, Inc.	6.875%	12/15/15	20,475	20,629
Owens & Minor, Inc.	8.500%	7/15/11	29,985	31,522
Philip Morris Cos., Inc.	7.750%	1/15/27	9,990	11,746
Quintiles Transnational	10.000%	10/1/13	4,445	4,956
2 RJ Reynolds Corp.	6.500%	7/15/10	7,785	7,824
2 ^RJ Reynolds Corp.	7.300%	7/15/15	36,460	37,463
^ Radiologix, Inc.	10.500%	12/15/08	21,140	18,603
Triad Hospitals Inc.	7.000%	5/15/12	51,465	52,752
1 United Agricultural Products	8.250%	12/15/11	7,966	8,424
VWR International Inc.	6.875%	4/15/12	3,975	3,935
VWR International Inc.	8.000%	4/15/14	10,755	10,701
Ventas Realty LP/Capital Corp.	6.750%	6/1/10	7,650	7,841
Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	24,975
Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	17,184
2 Ventas Realty LP/Capital Corp.	6.500%	6/1/16	12,790	12,790

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Energy (7.4%)
Amerada Hess Corp.	7.875%	10/1/29	19,570	23,846
Amerada Hess Corp.	7.300%	8/15/31	11,705	13,655
Chesapeake Energy Corp.	7.750%	1/15/15	3,785	4,036
Chesapeake Energy Corp.	6.625%	1/15/16	48,625	49,598
Chesapeake Energy Corp.	6.875%	1/15/16	19,935	20,334
Chesapeake Energy Corp.	6.500%	8/15/17	3,895	3,914
2 Chesapeake Energy Corp.	6.500%	8/15/17	44,855	44,406
Chesapeake Energy Corp.	6.250%	1/15/18	21,135	21,029
Delta Petroleum Corp.	7.000%	4/1/15	13,160	12,239
Encore Acquisition Co.	6.250%	4/15/14	5,010	4,885
Encore Acquisition Co.	6.000%	7/15/15	17,645	16,586
Exco Resources Inc.	7.250%	1/15/11	29,470	29,912
Forest Oil Corp.	8.000%	12/15/11	21,660	23,718
Forest Oil Corp.	7.750%	5/1/14	13,755	14,374
Giant Industries	11.000%	5/15/12	15,257	16,916
2 Grant Prideco Inc.	6.125%	8/15/15	8,110	8,130
Hornbeck Offshore Services	6.125%	12/1/14	12,910	12,910
2 Hornbeck Offshore Services	6.125%	12/1/14	5,205	5,205
Kerr-McGee Corp.	6.950%	7/1/24	14,445	15,208
Kerr-McGee Corp.	7.125%	10/15/27	7,190	7,574
Magnum Hunter Resources Inc.	9.600%	3/15/12	21,606	23,416
Newfield Exploration Co.	7.450%	10/15/07	14,500	15,008
Newfield Exploration Co.	8.375%	8/15/12	33,750	36,197
Parker Drilling Co.	9.625%	10/1/13	22,645	25,391
Pioneer Natural Resources Co.	5.875%	7/15/16	10,385	10,128
Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	13,626
Plains Exploration & Production Co.	8.750%	7/1/12	4,385	4,736
Plains Exploration & Production Co.	7.125%	6/15/14	9,850	10,343
Pogo Producing Co.	6.625%	3/15/15	6,890	6,787
2 Pogo Producing Co.	6.875%	10/1/17	16,035	15,875
Premcor Refining Group	9.500%	2/1/13	34,200	37,962
Pride International Inc.	7.375%	7/15/14	50,760	54,694
Range Resources	6.375%	3/15/15	7,470	7,470
2 Tesoro Corp.	6.250%	11/1/12	20,115	20,266
Whiting Petroleum Corp.	7.250%	5/1/12	17,725	18,035
Whiting Petroleum Corp.	7.250%	5/1/13	21,975	22,360
2 Whiting Petroleum Corp.	7.000%	2/1/14	3,950	3,980

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Technology (4.2%)
Flextronics International Ltd.	6.250%	11/15/14	24,315	23,768
2 IKON Office Solutions	7.750%	9/15/15	24,520	24,581
Lucent Technologies	6.450%	3/15/29	15,375	12,992
MagnaChip Semiconductor	6.875%	12/15/11	22,955	22,496
Sanmina-SCI Corp.	10.375%	1/15/10	42,075	46,072
^Sanmina-SCI Corp.	6.750%	3/1/13	10,480	9,982
2 SunGard Data Systems, Inc.	9.125%	8/15/13	75,805	78,837
UGS Corp.	10.000%	6/1/12	33,100	35,831
1 Xerox Corp.	9.750%	1/15/09	82,110	91,039
Xerox Corp.	7.125%	6/15/10	13,215	13,760
Xerox Corp.	8.000%	2/1/27	23,305	24,121

Transportation (2.7%)
American Airlines, Inc.	7.024%	10/15/09	14,100	14,558
Continental Airlines, Inc.	7.056%	9/15/09	18,810	19,468
3 Continental Airlines, Inc.	6.900%	1/2/18	8,876	8,942
3 Continental Airlines, Inc.	9.798%	4/1/21	18,185	18,322
^Delta Air Lines, Inc.	7.111%	9/18/11	25,545	25,417
Delta Air Lines, Inc.	7.570%	5/18/12	23,150	22,919
Greenbrier Co. Inc.	8.375%	5/15/15	22,315	23,263
2 Hertz Corp.	8.875%	1/1/14	36,865	38,063
Kansas City Southern Industries, Inc.	9.500%	10/1/08	20,000	21,600
Kansas City Southern Industries, Inc.	7.500%	6/15/09	23,585	24,322
3 Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/19	13,463	13,463
^Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/11	8,195	7,949
TFM SA de CV	9.375%	5/1/12	8,235	9,048
Westinghouse Air Brake	6.875%	7/31/13	135	138

Other (1.7%)
Adesa Corp.	7.625%	6/15/12	25,175	25,238
Corrections Corp. of America	6.250%	3/15/13	12,065	11,884
Corrections Corp. of America	6.750%	1/31/14	6,300	6,355
1 FastenTech Inc.	11.500%	5/1/11	13,040	12,779
General Cable Corp.	9.500%	11/15/10	20,705	22,258
JohnsonDiversey Inc.	9.625%	5/15/12	8,760	8,913
Timken Co.	5.750%	2/15/10	21,860	21,733
UCAR Finance, Inc.	10.250%	2/15/12	41,350	44,038
				7,118,953
Utilities (12.6%)
Electric (8.0%)
AES Corp.	9.500%	6/1/09	1,885	2,036

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AES Corp.	9.375%	9/15/10	2,990	3,278
2 AES Corp.	8.750%	5/15/13	53,620	58,178
2 AES Corp.	9.000%	5/15/15	70,215	76,885
1 Aquila Inc.	9.950%	2/1/11	42,960	47,578
Avista Corp.	9.750%	6/1/08	19,005	20,633
CMS Energy Corp.	7.500%	1/15/09	9,032	9,314
CMS Energy Corp.	8.500%	4/15/11	21,750	23,626
DPL Inc.	6.875%	9/1/11	15,329	16,325
2 Dynegy Inc.	10.125%	7/15/13	4,765	5,384
Edison Mission	9.875%	4/15/11	23,515	27,277
Midwest Generation LLC	8.750%	5/1/34	71,220	78,342
NRG Energy Inc.	8.000%	12/15/13	10,047	11,224
NRG Energy Inc.	7.250%	2/1/14	10,705	10,879
NRG Energy Inc.	7.375%	2/1/16	67,955	69,229
Nevada Power Co.	10.875%	10/15/09	1,941	2,111
Nevada Power Co.	8.250%	6/1/11	7,150	7,963
Nevada Power Co.	6.500%	4/15/12	9,945	10,330
Nevada Power Co.	9.000%	8/15/13	11,126	12,405
Nevada Power Co.	5.875%	1/15/15	15,895	15,994
Reliant Energy, Inc.	6.750%	12/15/14	40,580	35,102
Sierra Pacific Resources	8.625%	3/15/14	11,390	12,444
2 Sierra Pacific Resources	6.750%	8/15/17	7,515	7,571
TECO Energy, Inc.	7.200%	5/1/11	28,710	30,504
TECO Energy, Inc.	7.000%	5/1/12	2,200	2,321
TECO Energy, Inc.	6.750%	5/1/15	4,450	4,684
TXU Corp.	5.550%	11/15/14	33,340	31,393
TXU Corp.	6.500%	11/15/24	33,120	30,958
TXU Corp.	6.550%	11/15/34	16,600	15,418
2 Texas Genco LLC	6.875%	12/15/14	43,705	47,464

Natural Gas (3.9%)
ANR Pipeline Co.	8.875%	3/15/10	28,880	30,938
Colorado Interstate Gas	5.950%	3/15/15	3,115	3,084
El Paso Natural Gas Co.	7.625%	8/1/10	13,275	13,972
El Paso Natural Gas Co.	7.500%	11/15/26	6,670	7,054
El Paso Production Holdings	7.750%	6/1/13	64,495	68,365
Enterprise Products Operating LP	6.875%	3/1/33	15,915	16,934
Enterprise Products Operating LP	5.750%	3/1/35	11,500	10,639
Semco Energy Inc.	7.125%	5/15/08	3,490	3,534
Semco Energy Inc.	7.750%	5/15/13	2,755	2,872
Southern Natural Gas	8.875%	3/15/10	33,080	35,437
Suburban Propane Partners	6.875%	12/15/13	23,690	22,624

High-Yield Corporate Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
2 Williams Cos., Inc.	6.375%	10/1/10	10,710	10,764
Williams Cos., Inc.	7.125%	9/1/11	41,285	43,246
1 Williams Cos., Inc.	8.125%	3/15/12	38,775	42,362
Williams Cos., Inc.	7.500%	1/15/31	29,450	31,217
Williams Cos., Inc.	7.750%	6/15/31	1,515	1,644
1 Williams Cos., Inc.	8.750%	3/15/32	6,060	7,227

Other (0.7%)
2 Mirant North America LLC	7.375%	12/31/13	59,415	60,455
				1,139,218
Total Corporate Bonds (Cost $8,335,332)				8,430,496
U.S. Government Securities (4.9%)
U.S. Treasury Note	3.125%	1/31/07	5,370	5,293
U.S. Treasury Note	3.375%	2/28/07	64,665	63,846
U.S. Treasury Note	3.750%	3/31/07	35,305	34,969
U.S. Treasury Note	6.625%	5/15/07	70,905	72,711
U.S. Treasury Note	5.625%	5/15/08	74,630	76,414
U.S. Treasury Note	5.500%	5/15/09	109,750	113,094
U.S. Treasury Note	5.750%	8/15/10	65,840	69,235
U.S. Treasury Note	3.875%	2/15/13	13,020	12,507
Total U.S. Government Securities (Cost $458,805)				448,069
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
^Federal Republic of Brazil	7.875%	3/7/15	23,850	25,818
3 Federal Republic of Brazil	8.000%	1/15/18	26,770	29,420
2 Pemex Project Funding Master Trust	5.750%	12/15/15	23,380	23,053
Total Sovereign Bonds (Cost $75,922)				78,291
Temporary Cash Investments (6.2%)
Repurchase Agreement (1.3%) Deutsche Bank Securities Inc. (Dated 1/31/06, Repurchase Value $121,715,000, collateralized by Federal National Mortgage Assn., 4.500%-6.000%, 10/1/18-1/1/36, Federal Home Loan Mortgage Corp., 4.500%-5.000%, 9/1/20-2/1/36)	4.460%	2/1/06	121,700	121,700
			Shares
Money Market Fund (4.9%)
4 Vanguard Market Liquidity Fund, 4.405%—Note G			439,806,185	439,806
Total Temporary Cash Investments (Cost $561,506)				561,506
Total Investments (104.9%) (Cost $9,431,565)				9,518,362

High-Yield Corporate Fund

Market Value• ($000)

Other Assets and Liabilities (-4.9%)

Other Assets—Note C	233,158

Security Lending Collateral Payable to Brokers—Note G	(439,806)

Other Liabilities	(241,724)

(448,372)

Net Assets (100%)	9,069,990

At January 31, 2006, net assets consisted of:5

Amount ($000)

Paid-in Capital	10,466,772

Undistributed Net Investment Income	—

Accumulated Net Realized Losses	(1,483,579)

Unrealized Appreciation	86,797

Net Assets	9,069,990

Investor Shares—Net Assets

Applicable to 842,165,379 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	5,213,935

Net Asset Value Per Share—Investor Shares	$6.19

Admiral Shares—Net Assets

Applicable to 622,839,102 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	3,856,055

Net Asset Value Per Share—Admiral Shares	$6.19

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Adjustable-rate note.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate value of these securities was $1,101,590,000, representing 12.1% of net assets.
3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Interest	659,560

Security Lending	2,032

Total Income	661,592

Expenses

Investment Advisory Fees—Note B	3,204

The Vanguard Group—Note C

Management and Administrative

Investor Shares	11,692

Admiral Shares	1,821

Marketing and Distribution

Investor Shares	1,334

Admiral Shares	570

Custodian Fees	32

Auditing Fees	20

Shareholders' Reports

Investor Shares	262

Admiral Shares	15

Trustees' Fees and Expenses	11

Total Expenses	18,961

Expenses Paid Indirectly—Note D	(30)

Net Expenses	18,931

Net Investment Income	642,661

Realized Net Gain (Loss) on Investment Securities Sold	57,971

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(357,393)

Net Increase (Decrease) in Net Assets Resulting from Operations	343,239

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2006 ($000)	2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	642,661	670,622

Realized Net Gain (Loss)	57,971	167,899

Change in Unrealized Appreciation (Depreciation)	(357,393)	(200,774)

Net Increase (Decrease) in Net Assets Resulting from Operations	343,239	637,747

Distributions

Net Investment Income

Investor Shares	(429,416)	(506,478)

Admiral Shares	(213,245)	(164,144)

Realized Capital Gain

Investor Shares	—	—

Admiral Shares	—	—

Total Distributions	(642,661)	(670,622)

Capital Share Transactions—Note H

Investor Shares	(1,817,326)	(1,301)

Admiral Shares	1,716,189	(168,642)

Net Increase (Decrease) from Capital Share Transactions	(101,137)	(169,943)

Total Increase (Decrease)	(400,559)	(202,818)

Net Assets

Beginning of Period	9,470,549	9,673,367

End of Period	9,069,990	9,470,549

High-Yield Corporate Fund

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$6.39	$6.40	$5.93	$6.29	$6.96

Investment Operations

Net Investment Income	.437	.460	.474	.502	.591

Net Realized and Unrealized Gain (Loss)
on Investments	(.200)	(.010)	.470	(.360)	(.670)

Total from Investment Operations	.237	.450	.944	.142	(.079)

Distributions

Dividends from Net Investment Income	(.437)	(.460)	(.474)	(.502)	(.591)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.437)	(.460)	(.474)	(.502)	(.591)

Net Asset Value, End of Period	$6.19	$6.39	$6.40	$5.93	$6.29

Total Return[1]	3.89%	7.34%	16.47%	2.55%	-1.10%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$5,214	$7,246	$7,271	$5,690	$5,263

Ratio of Total Expenses to
Average Net Assets	0.25%	0.22%	0.23%	0.26%	0.27%

Ratio of Net Investment Income to
Average Net Assets	7.01%	7.26%	7.65%	8.42%	9.02%

Portfolio Turnover Rate	44%	51%	52%	29%	29%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

High-Yield Corporate Fund

Admiral Shares

	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$6.39	$6.40	$5.93	$6.29	$6.33

Investment Operations

Net Investment Income	.445	.466	.477	.505	.123

Net Realized and Unrealized Gain (Loss)
on Investments	(.200)	(.010)	.470	(.360)	(.040)

Total from Investment Operations	.245	.456	.947	.145	.083

Distributions

Dividends from Net Investment Income	(.445)	(.466)	(.477)	(.505)	(.123)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.445)	(.466)	(.477)	(.505)	(.123)

Net Asset Value, End of Period	$6.19	$6.39	$6.40	$5.93	$6.29

Total Return[2]	4.04%	7.44%	16.54%	2.60%	1.32%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,856	$2,225	$2,403	$1,970	$1,145

Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.17%	0.21%	0.21%[3]

Ratio of Net Investment Income to
Average Net Assets	7.14%	7.36%	7.71%	8.48%	8.81%[3]

Portfolio Turnover Rate	44%	51%	52%	29%	29%

1 Inception.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2006, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $1,067,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2006, custodian fee offset arrangements reduced the fund’s expenses by $30,000.

E.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at January 31, 2006, the fund had available realized losses of $1,480,033,000 to offset future net capital gains of $18,887,000 through January 31, 2009, $685,334,000 through January 31, 2010, $721,932,000 through January 31, 2011, and $53,880,000 through January 31, 2012.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $86,797,000, consisting of unrealized gains of $213,033,000 on securities that had risen in value since their purchase and $126,236,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended January 31, 2006, the fund purchased $3,605,805,000 of investment securities and sold $3,571,424,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $233,872,000 and $254,316,000, respectively.

G.     The market value of securities on loan to broker/dealers at January 31, 2006, was $427,469,000, for which the fund received cash collateral of $439,806,000.

High-Yield Corporate Fund

H.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	1,190,045	190,526	1,711,826	269,860

Issued in Lieu of Cash Distributions	320,216	51,425	367,536	57,987

Redeemed1	(3,327,587)	(533,646)	(2,080,663)	(329,138)

Net Increase (Decrease)—Investor Shares	(1,817,326)	(291,695)	(1,301)	(1,291)

Admiral Shares

Issued	2,348,627	376,407	653,780	102,854

Issued in Lieu of Cash Distributions	137,411	22,116	104,221	16,448

Redeemed1	(769,849)	(123,778)	(926,643)	(146,354)

Net Increase (Decrease)—Admiral Shares	1,716,189	274,745	(168,642)	(27,052)

1 Net of redemption fees of $2,394,000 and $2,710,000, respectively (fund totals).

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment- Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard Corporate Bond Funds

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The Intermediate-Term Investment-Grade Fund distributed $5,275,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 116 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 116 are meant to highlight and help you compare ongoing costs only; they do not include the funds’ low-balance fees or the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year. These fees are described in the prospectus. If a fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended January 31, 2006

Bond Fund	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,015.30	$1.12
Admiral Shares	1,000.00	1,015.93	0.51
Institutional Shares	1,000.00	1,016.05	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,006.85	$1.06
Admiral Shares	1,000.00	1,007.41	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$989.51	$1.25
Admiral Shares	1,000.00	990.21	0.55
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,019.29	$1.32
Admiral Shares	1,000.00	1,020.06	0.56
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.65	0.56
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.65	0.56

1	The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.22% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.25% for Investor Shares and 0.11% for Admiral Shares; for the High-Yield Corporate Fund, 0.26% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard High-Yield Corporate Fund charges a 1% redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2006: $216,000
Fiscal Year Ended January 31, 2005: $204,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended January 31, 2006: $2,152,740
Fiscal Year Ended January 31, 2005: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2006: $382,200
Fiscal Year Ended January 31, 2005: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2006: $98,400
Fiscal Year Ended January 31, 2005: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2006: $0
Fiscal Year Ended January 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2006: $98,400
Fiscal Year Ended January 31, 2005: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 20, 2006

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	March 20, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.